                                 ANNUAL REPORT

                               DECEMBER 31, 1996


                                   [GRAPHIC]


                       THE ENTERPRISE GROUP OF FUNDS, INC.

                       THE ENTERPRISE GROUP OF FUNDS, INC.





                           Enterprise Growth Portfolio

                        Enterprise Equity Income Portfolio

                     Enterprise Capital Appreciation Portfolio

                        Enterprise Small Company Portfolio

                     Enterprise International Growth Portfolio

                     Enterprise Government Securities Portfolio

                        Enterprise High-Yield Bond Portfolio

                       Enterprise Tax-Exempt Income Portfolio

                           Enterprise Managed Portfolio

                         Enterprise Money Market Portfolio

                [LOGO]
--------------------------------------------------------------------------------

MESSAGE FROM THE CHAIRMAN

Dear Fellow Shareholder:

    1996 was a tremendous year for investors in U.S. stock mutual funds. According to Lipper Analytical Services, Inc., the average diversified U.S. stock fund returned 19.5% last year. On the fixed income side, while Lipper reported that the average bond fund gained a less overwhelming 4.7%, it still surpassed the 3.3% CPI level of inflation. The Enterprise Group of Funds shareholders, fortunately, also shared in the exuberance of the equity markets while experiencing the relative calm of the bond marketplace.

1996 In Review

    Propelled by solid earnings gains, moderate economic growth, and a record flow of money into equity mutual funds combined with a tight trading range for bonds, stocks produced a second consecutive year of gratifying performance for investors. Stocks, as measured by the S&P 500 Composite Index, rose 22.9%. This gain marked the fourteenth calendar year advance for the Index in fifteen years. Combined with 1995's 37.6% gain, the two year cumulative return of 69.1% was the best since the 69.8% recorded in 1975-76.

    However, not all sections of the market performed equally well. Small growth stocks, represented by the Russell 2000 Index, advanced 16.5%. This was the third successive year that small stocks have underperformed.

    Overseas, there were several impressive performances in the smaller equity markets of Spain, Finland, the Netherlands and Sweden. Each performed better in dollar hedged terms than the U.S. Offsetting these convincing results was the weak performance of Japan -- the world's second largest stock market.

    In 1996, bond price movements followed the economic climate very closely. Throughout most of the first nine months of the year bond prices declined as economic expansion accelerated but then rallied as growth diminished. The volatility, however, commonly expected with these moves was limited as a consistent thread of favorable inflationary conditions favored the fixed income markets for the entire year.

Looking To 1997

    During this successful investment period, the Enterprise Growth, Managed, International Growth and Government Securities Portfolios, in particular, received favorable media recognition relative to their mutual fund peer groups due to their performance. We believe, as do our portfolio managers, that despite the gains of the past two years, continued positive returns may still be achievable in 1997. A cautionary warning, however, is if the economy does demonstrate above average growth or experiences a resurgence of inflationary pressures, a correction in the investment markets would in all likelihood occur. The strong performance of the equity markets over the past two years emphasizes why investors should have patience through some of the slow growth periods in order to enjoy the expansion portion of the secular market cycle.

2                       THE ENTERPRISE GROUP OF FUNDS, INC.

    In this investment environment, we continue to emphasize to our shareholders the need for long-term investment planning over short-term trading to help achieve financial goals. No two individual's financial goals, of course, are exactly alike. Each requires specific investment products tailored to the investor's individual asset allocation parameters and risk tolerance level. Enterprise provides investors with a wide selection of mutual funds to cover the complete spectrum of investment needs. It is particularly important to remember to diversify your investments. An almost certain way to court disaster is to place all your investment dollars in one basket. Allocating your investment portfolio across a wide variety of stocks and bonds both in the U.S. and abroad may help insulate it from a downturn in any one market.

    Enterprise shareholders are fortunate to be able to gain special access to several of the most respected institutional investment management firms in the industry, in contrast to other mutual fund organizations who offer only in-house investment management. Each of these asset management firms which guide the various Enterprise portfolios is a recognized leader in its field and each manages to a specific investment style, whether "growth" or "value." Collectively, they manage over $250 billion of client assets, primarily from major institutions.
These institutional money managers' usual investment minimums range from $1 million to $35 million. It is no wonder that their expertise has been out of reach for the small, private investor. However, through Enterprise, our shareholders gain access to these same institutional managers with a minimum investment of only $1,000 per Portfolio. For Individual Retirement Accounts and Automatic Bank Draft Plans, the minimums are even lower ($250 and $100, respectively).

    We encourage you to review Enterprise's portfolio managers' comments in this Annual Report. You will find insightful commentaries and a variety of investment strategies for 1997. We continue to encourage diversification and long-term investment among these funds based upon your own personal investment objectives.

    Enterprise has worked diligently to create funds that invest in market sectors that offer our shareholders the potential for attractive performance in relation to their investment objectives. We are proud of our success to date and appreciate your confidence in The Enterprise Group of Funds as we continue our primary mission to add value to your investment portfolio by providing you with special access to some of the most accomplished investment firms in the industry.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President and Chief Executive Officer

                       THE ENTERPRISE GROUP OF FUNDS, INC.                     3

                               Table of Contents

                                                                                                          Page
                                                                                                       -----------
The Enterprise Growth Portfolio
  Manager's Comments.................................................................................           4
  Portfolio of Investments...........................................................................           7

The Enterprise Equity Income Portfolio
  Manager's Comments.................................................................................           9
  Portfolio of Investments...........................................................................          11

The Enterprise Capital Appreciation Portfolio
  Manager's Comments.................................................................................          14
  Portfolio of Investments...........................................................................          16

The Enterprise Small Company Portfolio
  Manager's Comments.................................................................................          18
  Portfolio of Investments...........................................................................          21

The Enterprise International Growth Portfolio
  Manager's Comments.................................................................................          23
  Portfolio of Investments...........................................................................          26

The Enterprise Government Securities Portfolio
  Manager's Comments.................................................................................          30
  Portfolio of Investments...........................................................................          32

The Enterprise High-Yield Bond Portfolio
  Manager's Comments.................................................................................          33
  Portfolio of Investments...........................................................................          36

The Enterprise Tax-Exempt Income Portfolio
  Manager's Comments.................................................................................          39
  Portfolio of Investments...........................................................................          41

The Enterprise Managed Portfolio
  Manager's Comments.................................................................................          44
  Portfolio of Investments...........................................................................          47

The Enterprise Money Market Portfolio
  Manager's Comments.................................................................................          49
  Portfolio of Investments...........................................................................          50

Statement of Assets and Liabilities..................................................................          52

Statement of Operations..............................................................................          54

Statement of Changes in Net Assets...................................................................          56

Financial Highlights.................................................................................          60

Notes to Financial Statements........................................................................          74

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their cost.

The Enterprise Growth Portfolio

Montag & Caldwell, Inc.
Atlanta, Georgia

INVESTMENT MANAGEMENT

Montag & Caldwell served as investment adviser to Alpha Fund, Inc., the predecessor of the Growth Portfolio, since the Fund was organized in 1967. Montag & Caldwell currently manages over $8.5 billion for institutional clients. Their normal investment minimum is $20 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Growth Portfolio is to seek appreciation of capital primarily through investments in common stocks.

INVESTMENT PHILOSOPHY

Montag & Caldwell's equity selection process is a low risk, growth stock approach. Valuation is the key selection criterion which makes their investment style risk averse. Montag & Caldwell also emphasize growth characteristics because they are seeking not only companies with shares that are attractively priced but also those which should experience strong earnings growth relative to other companies.

1996 PERFORMANCE REVIEW

The Enterprise Growth Portfolio had a strong year in 1996. The Portfolio's focus on steady growth stocks such as consumer staples and multinationals as well as technology firms contributed to its good results throughout the year. Top holdings in the Portfolio at year end included Intel Corporation, Seagate Technology, Procter & Gamble Company, Microsoft Corporation and Coca-Cola. Industry concentrations targeted computer hardware, pharmaceuticals, consumer non-durables, computer software and computer services.

FUTURE INVESTMENT STRATEGY

The outlook for the shares of growth companies continues to be particularly good. In a steady to lower bond yield environment, the valuations of growth companies' shares are enhanced more over time than the valuation of the

Class A

[GRAPH]                                                                                                  ** The S&P 500 Index is an
                                                                                                         unmanaged index which
                                                                                                         includes 500 companies
                                                                                                         which tend to be leaders in
                                                                                                         important industries within
                                                                                                         the U.S. economy and
                                                                                                         excludes any transaction or
                                                                                                         holding charges. Enterprise
                                                                                                         performance numbers include
                                                                                                         the maximum sales charge
                                                                                                         and all fees. Remember that
                                                                                                         historic performance does
                                                                                                         not predict future
                                                                                                         performance. Shares may be
                                                                                                         worth more or less at
                                                                                                         redemption than at original
                                                                                                         purchase.

4                       THE ENTERPRISE GROUP OF FUNDS, INC.

average company's shares. Moreover, the superior earnings growth rates of these companies will be particularly attractive in a setting of more moderate corporate profit growth. In terms of stock selection, Montag & Caldwell continues to emphasize the shares of global growth companies in the consumer, healthcare and technology sectors. These companies are well positioned to benefit from the expansion of global markets both in the period ahead and over the long term as the triumph of capitalism continues to penetrate more of the world's underdeveloped economies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                       THE ENTERPRISE GROUP OF FUNDS, INC.                     5

GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                                                                            Number
                                                                                                          of Shares
                                                                                                         or Principal
Common Stocks -- 95.00%                                                                                     Amount         Value
--------------------------------------------------------

Business Services -- 4.26%
---------------------------------------------------------------------------------
Interpublic Group of Companies Inc.....................................................................        88,000   $  4,180,000
Manpower Inc...........................................................................................       180,000      5,850,000
                                                                                                                        ------------
                                                                                                                          10,030,000

Computer Hardware -- 15.38%
---------------------------------------------------------------------------------
Adaptec Inc. (a).......................................................................................       144,000      5,760,000
Cisco Systems Inc.(a)..................................................................................       107,000      6,807,875
Compaq Computer Corporation (a)........................................................................        92,000      6,831,000
Seagate Technology (a).................................................................................       252,800      9,985,600
United States Robotics Corporation (a).................................................................        95,000      6,840,000
                                                                                                                        ------------
                                                                                                                          36,224,475

Computer Services -- 7.69%
---------------------------------------------------------------------------------
Electronic Data Systems Corporation....................................................................       140,000      6,055,000
First Data Corporation.................................................................................       155,100      5,661,150
Solectron Corporation (a)..............................................................................       120,000      6,405,000
                                                                                                                        ------------
                                                                                                                          18,121,150

Computer Software -- 7.83%
---------------------------------------------------------------------------------
Electronic Arts (a)....................................................................................       137,000      4,101,438
Microsoft Corporation (a)..............................................................................       102,000      8,427,750
Oracle System Corporation (a)..........................................................................       141,975      5,927,456
                                                                                                                        ------------
                                                                                                                          18,456,644

Consumer Basics -- 1.77%
---------------------------------------------------------------------------------
Sysco Corporation......................................................................................       128,000      4,176,000

Consumer Durables -- 1.60%
---------------------------------------------------------------------------------
Harley Davidson Inc....................................................................................        80,000      3,760,000

Consumer Non-Durables -- 8.15%
---------------------------------------------------------------------------------
Gillette Company.......................................................................................        80,000      6,220,000
Mattel Inc.............................................................................................       150,000      4,162,500
Procter & Gamble Company...............................................................................        82,000      8,815,000
                                                                                                                        ------------
                                                                                                                          19,197,500

Electrical Equipment -- 1.41%
---------------------------------------------------------------------------------
Duracell International Inc.............................................................................        47,400      3,312,075

Entertainment & Leisure -- 2.66%
---------------------------------------------------------------------------------
Walt Disney Company....................................................................................        90,000      6,266,250

                                                                                                            Number
                                                                                                          of Shares
                                                                                                         or Principal
                                                                                                            Amount         Value
--------------------------------------------------------

Finance -- 4.89%
---------------------------------------------------------------------------------
American Express Company...............................................................................       130,000   $  7,345,000
Federal National Mortgage Association..................................................................       112,000      4,172,000
                                                                                                                        ------------
                                                                                                                          11,517,000

Food & Beverages & Tobacco -- 7.09%
---------------------------------------------------------------------------------
Coca-Cola Company......................................................................................       156,000      8,209,500
Pioneer Hi Bred International Inc......................................................................        65,000      4,550,000
Wrigley William Junior Company.........................................................................        70,000      3,937,500
                                                                                                                        ------------
                                                                                                                          16,697,000

Health Care -- 2.89%
---------------------------------------------------------------------------------
Medtronic Inc..........................................................................................       100,000      6,800,000

Hotels & Restaurants -- 5.30%
---------------------------------------------------------------------------------
Cracker Barrel Old Country Store.......................................................................       140,000      3,552,500
Marriott International Inc.............................................................................        80,000      4,420,000
McDonalds Corporation..................................................................................       100,000      4,525,000
                                                                                                                        ------------
                                                                                                                          12,497,500

Pharmaceuticals -- 11.14%
---------------------------------------------------------------------------------
Johnson & Johnson......................................................................................       135,000      6,716,250
Lilly Eli & Company....................................................................................        90,000      6,570,000
Merck & Company Inc....................................................................................        80,000      6,340,000
Pfizer Inc.............................................................................................        80,000      6,630,000
                                                                                                                        ------------
                                                                                                                          26,256,250

Retail -- 5.95%
---------------------------------------------------------------------------------
Cuc International Inc. (a).............................................................................       174,000      4,132,500
Gap Inc................................................................................................       140,000      4,217,500
Home Depot Inc.........................................................................................       113,000      5,664,125
                                                                                                                        ------------
                                                                                                                          14,014,125

Technology -- 5.00%
---------------------------------------------------------------------------------
Intel Corporation......................................................................................        90,000     11,784,375

Telecommunications -- 1.99%
---------------------------------------------------------------------------------
Ericsson L M Tel Company (ADR).........................................................................       155,200      4,685,100
Total Common Stocks
(Identified cost $146,299,430).......................................................................................
                                                                                                                         223,795,444
-----------------------------------------------------------------------
Commercial Paper -- 2.12%............................................................................................
-----------------------------------------------------------------------
Ford Motor Credit Company
5.72% due 01/03/97.....................................................................................   $ 5,000,000      4,998,411
Total Commercial Paper
(Identified cost $4,998,411).........................................................................................
                                                                                                                           4,998,411
-----------------------------------------------------------------------

6                       THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                                                                            Number
                                                                                                          of Shares
                                                                                                         or Principal
Repurchase Agreement -- 2.40%                                                                               Amount         Value
--------------------------------------------------------
State Street Bank & Trust Repurchase Agreement, 4.75% due 01/02/97
Collateral: U.S. Treasury Note
$5,685,000, 6.25% due 4/30/01
Value $5,763,527.......................................................................................   $ 5,650,000   $  5,650,000
                                                                                                                        ------------
Total Repurchase Agreement
(Identified cost $5,650,000).........................................................................................
                                                                                                                           5,650,000
-----------------------------------------------------------------------
Total Investments
(Identified cost $156,947,841).......................................................................................
                                                                                                                        $234,443,855
Other Assets Less Liabilities -- 0.48%...............................................................................
                                                                                                                           1,130,727
                                                                                                                        ------------
Net Assets -- 100%...................................................................................................
                                                                                                                        $235,574,582
-----------------------------------------------------------------------

(a) Non-income Producing
(ADR) American Depository Receipt

The Enterprise Equity Income Portfolio

1740 Advisers, Inc.
New York, New York

INVESTMENT MANAGEMENT

1740 Advisers has been an investment adviser to the Enterprise Equity Income Portfolio since its inception. 1740 Advisers currently manages over $1 billion for institutional clients. Their normal investment minimum is $20 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Equity Income Portfolio is to seek a combination of growth and income to achieve an above average and consistent total return, primarily from investments in dividend paying common stocks.

INVESTMENT PHILOSOPHY

Above average returns can be achieved by buying undervalued, out of favored stocks and selling them after the market has recognized and corrected their under valuation. Dividend yield relative to the S&P 500 is the measure of the value used in this strategy. It provides a disciplined approach to buy and sell decisions, enhanced stability in the portfolio and lessens overall market risk.

1996 PERFORMANCE REVIEW

Overall performance in 1996 benefited from the Portfolio's holdings of financial, capital goods and energy stocks. Technology stocks which were strong for most of the year were underweight in the Portfolio. Their tepid yields prevented their inclusion and hurt relative performance. Among the top positions in the Portfolio at year end were General Electric, Emerson Electric, Avon Products, Bank America and McGraw Hill. Primary industry concentrations at this time were energy, capital goods and services, pharmaceuticals, finance and telecommunications.

Class A

[GRAPH]                                                                                                  ** The S&P 500/Barra Value
                                                                                                         Index is an unmanaged index
                                                                                                         which excludes transaction
                                                                                                         or holding charges. Enter-
                                                                                                         prise performance numbers
                                                                                                         include the maximum sales
                                                                                                         charge and all fees.
                                                                                                         Remember that historic
                                                                                                         performance does not
                                                                                                         predict future performance.
                                                                                                         Shares may be worth more or
                                                                                                         less at redemption than at
                                                                                                         original purchase.

                       THE ENTERPRISE GROUP OF FUNDS, INC.                     9

Class B

[GRAPH]                                                                                                  ** The S&P 500/Barra Value
                                                                                                         Index is an unmanaged index
                                                                                                         is which excludes
                                                                                                         transaction or holding
                                                                                                         charges. Enterprise
                                                                                                         performance numbers include
                                                                                                         all fees and CDSC charges.
                                                                                                         Remember that historic
                                                                                                         performance does not
                                                                                                         predict future performance.
                                                                                                         Shares may be worth more or
                                                                                                         less at redemption than at
                                                                                                         original purchase.

FUTURE INVESTMENT STRATEGY

The stock market has enjoyed two very strong years in a row and expectations are high. At the same time, if slow growth continues, earnings are at risk.

In this environment a more cautious strategy with emphasis on defensive names seems appropriate. The Equity Income Portfolio is, by nature, defensive and increasing the less volatile sectors can increase the downside protection.

There are several groups which may do well in both a slow growth or a stronger economy if that occurs. For example, energy stocks began to strengthen in the second half as oil prices rose and they finished the year strong. The international oils are an overweight group in the Portfolio and the holdings of natural gas pipelines and utilities have been increased.

The basic material stocks also have high relative yields and low valuations. If the U.S. or international economies should strengthen more than currently anticipated, these very economy sensitive names would become offensive. The capital goods stocks outperformed last year but are not particularly extended and could offer the same opportunity as the basic materials. Positions have slowly been increased in aluminum, chemicals, paper and forest products stocks.

The financial area is being gradually de-emphasized. The banks have been strong performers for five years and are at the top of their historical valuation range. The fundamentals are good and earnings are growing but much of the good news is already in the prices. They are being reduced in the Portfolio, while insurance and REITs are being increased.

The Portfolio's strategy is to continue to be relatively fully invested to respect the power of the fund inflows and "not fight the tape." At the same time, however, this strategy recognizes that the market has already had a substantial move and may need to consolidate. Stocks with moderate valuations and low investor expectations could enhance the Portfolio's ability to ride out any correction.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

10                      THE ENTERPRISE GROUP OF FUNDS, INC.

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
Common Stocks -- 89.75%                                Amount           Value
---------------------------------------------------------------------------------
Aerospace -- 3.06%
---------------------------------------------------------------------------------
Northrop Grumman Corporation......................         10,000   $     827,500
Timken Company....................................         14,000         642,250
United Technologies Corporation...................         14,000         924,000
                                                                    -------------
                                                                        2,393,750
Automotive -- 1.87%
---------------------------------------------------------------------------------
Chrysler Corporation..............................         10,000         330,000
Eaton Corporation.................................          7,000         488,250
Ford Motor Company Delaware.......................          8,000         255,000
General Motors Corporation........................          7,000         390,250
                                                                    -------------
                                                                        1,463,500
Banking -- 5.00%
---------------------------------------------------------------------------------
Bankers Trust New York Corporation................          7,000         603,750
Chase Manhattan Corporation.......................          9,000         803,250
First Union Corporation...........................         11,000         814,000
NationsBank Corporation...........................          9,000         879,750
Wells Fargo & Company.............................          3,000         809,250
                                                                    -------------
                                                                        3,910,000
Business Services -- 0.72%
---------------------------------------------------------------------------------
Ogden Corporation.................................         30,000         562,500
Capital Goods & Services -- 8.82%
---------------------------------------------------------------------------------
Cooper Industries Inc.............................         12,000         505,500
Deere & Company...................................         18,000         731,250
General Electric Company..........................         20,000       1,977,500
General Signal Corporation........................         18,000         769,500
Goulds Pumps Inc..................................         15,000         344,062
Harsco Corporation................................         10,000         685,000
Textron Inc.......................................         10,000         942,500
Xerox Corporation.................................         18,000         947,250
                                                                    -------------
                                                                        6,902,562
Chemicals -- 3.77%
---------------------------------------------------------------------------------
Dow Chemical Company..............................          6,000         470,250
Du Pont E I De Nemours & Company..................          8,000         755,000
Monsanto Company..................................         25,000         971,875
Olin Corporation..................................         20,000         752,500
                                                                    -------------
                                                                        2,949,625
Consumer Durables -- 2.52%
---------------------------------------------------------------------------------
Dana Corporation..................................         25,000         815,625
Emerson Electric Company..........................         12,000       1,161,000
                                                                    -------------
                                                                        1,976,625
Consumer Non-Durables -- 2.59%
---------------------------------------------------------------------------------
Avon Products Inc.................................         20,000       1,142,500

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Eastman Kodak Company.............................         11,000   $     882,750
                                                                    -------------
                                                                        2,025,250
Consumer Products -- 1.18%
---------------------------------------------------------------------------------
Colgate Palmolive Company.........................         10,000         922,500
Electronics -- 1.08%
---------------------------------------------------------------------------------
Amp Inc...........................................         22,000         844,250
Energy -- 13.34%
---------------------------------------------------------------------------------
Amoco Corporation.................................          9,000         724,500
Atlantic Richfield Company........................          5,000         662,500
British Petroleum PLC (ADR).......................          5,545         783,924
Chevron Corporation...............................         12,000         780,000
Consolidated Natural Gas Company..................         12,000         663,000
Dresser Industries Inc............................         20,000         620,000
El Paso Natural Gas Company.......................         13,837         698,769
Exxon Corporation.................................          8,000         784,000
Mobil Corporation.................................          6,000         733,500
Questar Corporation...............................         16,000         588,000
Royal Dutch Petroleum Company.....................          5,000         853,750
Sonat Inc.........................................         14,000         721,000
Texaco Inc........................................         10,000         981,250
Williams Companies Inc............................         22,500         843,750
                                                                    -------------
                                                                       10,437,943
Finance -- 6.44%
---------------------------------------------------------------------------------
American Express Company..........................         15,000         847,500
Banc One Corporation..............................         17,000         731,000
Bank Of New York Company Inc......................         20,000         675,000
BankAmerica Corporation...........................         11,000       1,097,250
Great Western Financial Corporation...............         25,000         725,000
H F Ahmanson & Company............................         25,000         812,500
Redwood Trust Inc.................................          4,000         149,000
                                                                    -------------
                                                                        5,037,250
Food & Beverages & Tobacco -- 1.89%
---------------------------------------------------------------------------------
American Brands Inc...............................         14,000         694,750
Philip Morris Companies Inc.......................          7,000         788,375
                                                                    -------------
                                                                        1,483,125
Hotels & Restaurants -- 0.32%
---------------------------------------------------------------------------------
Felcor Suite Hotels Inc...........................          7,000         247,625
Insurance -- 3.31%
---------------------------------------------------------------------------------
Aetna Inc.........................................          7,000         560,000
Allstate Corporation..............................         10,000         578,750
Cigna Corporation.................................          6,000         819,750
Lincoln National Corporation......................         12,000         630,000
                                                                    -------------
                                                                        2,588,500

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     11

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Machinery -- 1.56%
---------------------------------------------------------------------------------
Pitney Bowes Inc..................................         15,000   $     817,500
Tenneco Inc. New..................................          9,000         406,125
                                                                    -------------
                                                                        1,223,625
Misc. Financial Services -- 0.71%
---------------------------------------------------------------------------------
Federal National Mortgage Association.............         15,000         558,750
Paper & Forest Products -- 0.98%
---------------------------------------------------------------------------------
Georgia Pacific Corporation.......................          5,000         360,000
International Paper Company.......................         10,000         403,750
                                                                    -------------
                                                                          763,750
Pharmaceuticals -- 8.71%
---------------------------------------------------------------------------------
American Home Products Corporation................         16,000         938,000
Baxter International Inc..........................         12,000         492,000
Bristol Myers Squibb Company......................          7,000         761,250
Lilly Eli & Company...............................         12,000         876,000
Merck & Company Inc...............................         12,000         951,000
Pfizer Inc........................................          6,000         497,250
Schering Plough Corporation.......................          7,000         453,250
Smithkline Beecham P L C (ADR)....................         14,000         952,000
Warner-Lambert Company............................         12,000         900,000
                                                                    -------------
                                                                        6,820,750
Publishing -- 1.60%
---------------------------------------------------------------------------------
Dun & Bradstreet Corporation......................         10,000         237,500
McGraw Hill Inc...................................         22,000       1,014,750
                                                                    -------------
                                                                        1,252,250
Raw Materials -- 4.40%
---------------------------------------------------------------------------------
Carpenter Technology Corporation..................         10,000         366,250
Freeport McMoRan Copper & Gold Inc................         12,000         337,500
Minnesota Mining & Manufacturing Company..........         10,000         828,750
Phelps Dodge Corporation..........................          4,000         270,000
Reynolds Metals Company...........................          7,000         394,625
Union Camp Corporation............................         10,000         477,500
USX Corporation...................................          8,000         251,000
Weyerhaeuser Company..............................         11,000         521,125
                                                                    -------------
                                                                        3,446,750
Real Estate -- 2.70%
---------------------------------------------------------------------------------
Avalon Properties Inc.............................         10,000         287,500
Bay Apartment Communities.........................          7,000         252,000
Crescent Real Estate Equities.....................          6,000         316,500
Developers Diversified Reality....................          5,000         185,625
Equity Residential Properties Trust...............          6,000         247,500
Health Care Property Investors Inc................          8,000         280,000

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Healthcare Realty Trust...........................          5,000   $     132,500
Irvine Apartment Communities Inc..................         10,000         250,000
Meditrust.........................................          4,000         160,000
                                                                    -------------
                                                                        2,111,625
Technology -- 2.90%
---------------------------------------------------------------------------------
Harris Corporation Delaware.......................         10,000         686,250
Honeywell Inc.....................................         12,000         789,000
Thomas & Betts Corporation........................         18,000         798,750
                                                                    -------------
                                                                        2,274,000
Telecommunications -- 5.31%
---------------------------------------------------------------------------------
Ameritech Corporation.............................         10,000         606,250
Bell Atlantic Corporation.........................          8,000         518,000
BellSouth Corporation.............................         15,000         605,625
GTE Corporation...................................         12,000         546,000
Nynex Corporation.................................          7,000         336,875
Pacific Telesis Group.............................         15,000         551,250
SBC Communications Inc............................         10,000         517,500
Sprint Corporation................................         12,000         478,500
                                                                    -------------
                                                                        4,160,000
Transportation -- 2.07%
---------------------------------------------------------------------------------
Conrail Inc.......................................          3,827         381,265
GATX Corporation..................................          6,000         291,000
Norfolk Southern Corporation......................          6,000         525,000
Union Pacific Corporation.........................          7,000         420,875
                                                                    -------------
                                                                        1,618,140
Utilities -- 2.90%
---------------------------------------------------------------------------------
American Electric Power Inc.......................         12,000         493,500
Carolina Power & Light Company....................         13,000         474,500
FPL Group Inc.....................................         10,000         460,000
Southern Company..................................         20,000         452,500
U.S. West Communications Group....................         12,000         387,000
                                                                    -------------
                                                                        2,267,500
Total Common Stocks
(Identified cost $49,745,318)....................................
                                                                       70,242,145
---------------------------------------------------------------------------------
Commercial Paper -- 10.58%
---------------------------------------------------------------------------------
American Express Credit Corporation, 5.32% due
01/02/97..........................................  $   1,000,000         999,852
American Express Credit Corporation, 5.32% due
01/06/97..........................................        300,000         299,778
American Express Credit Corporation, 5.38% due
01/29/97..........................................        300,000         298,745
Associates Corporation Of North America, 5.48% due
01/31/97..........................................        600,000         597,260
Chevron Oil Finance Company 5.40% due 01/07/97....        200,000         199,820

12                      THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
CIT Group Holdings Inc. 5.33% due 01/06/97........      1,500,000   $   1,498,890
CIT Group Holdings Inc. 5.35% due 02/25/97........        400,000         396,731
CIT Group Holdings Inc. 5.48% due 01/31/97........        500,000         497,717
General Electric Capital Corporation, 5.50% due
01/27/97..........................................      1,000,000         996,028
Household Finance Corporation 5.45% due
01/14/97..........................................        600,000         598,819
Merrill Lynch & Company Inc. 5.34% due 01/27/97...      1,000,000         996,143
Sears Roebuck Acceptance Corporation, 5.58% due
01/10/97..........................................        900,000         898,744
                                                                    -------------
Total Commercial Paper
(Identified cost $8,278,527).....................................
                                                                        8,278,527
---------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------

Repurchase Agreement -- 0.52%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/02/97..Collateral: U.S. Treasury Note
$415,000, 5.625% due 11/30/98 Value $415,433        $     405,000   $     405,000
                                                                    -------------
Total Repurchase Agreement
(Identified cost $405,000).......................................
                                                                          405,000
---------------------------------------------------------------------------------
Total Investments
(Identified cost $58,428,845)....................................
                                                                    $  78,925,672
Other Assets Less Liabilities -- (0.85)%.........................
                                                                         (663,892)
                                                                    -------------
Net Assets -- 100%...............................................
                                                                    $  78,261,780
---------------------------------------------------------------------------------

(a) Non-income Producing
(ADR) American Depository Receipts

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     13

The Enterprise Capital Appreciation Portfolio

Provident Investment Counsel, Inc.
Pasadena, California

INVESTMENT MANAGEMENT

Provident Investment Counsel has been investment adviser to the Enterprise Capital Appreciation Portfolio since inception. Provident Investment Counsel currently manages over $18 billion for institutional clients. Their usual investment minimum is $5 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Capital Appreciation Portfolio is to seek maximum capital appreciation, primarily through investment in common stock of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

INVESTMENT PHILOSOPHY

Provident Investment Counsel's investment philosophy is based on the belief that, over time, the reason the price of a company's stock increases is because its earnings are increasing. Their investment strategy seeks to create a portfolio of companies that, in aggregate, is growing its earnings at a faster and more consistent rate than the overall market.

1996 PERFORMANCE REVIEW

The Enterprise Capital Appreciation Portfolio delivered a year of solid performance reflecting that 1996 was a remarkable year. Throughout the year, strong mutual fund cash flows fueled the demand for the largest capitalization, most liquid securities. Large capitalization stocks outperformed mid and small cap shares particularly in the second half of the year as investors sought liquidity and were willing to pay a significant premium for it. On average, these companies are projecting a two year earnings growth rate of a modest 14%. In contrast, mid-capitalization growth in the Enterprise Capital Appreciation Portfolio boast, on average, earnings growth forecasts well above 20%. These mid-cap companies performed well, yet on a relative basis, did not advance as much as larger capitalization names.

At year end MBNA Corp., First Data Corp., Tyco Limited, HFS Inc., and Pfizer, Inc. were the largest positions in the Portfolio. Major sector concentrations were in healthcare, business services, finance, communications and computer software.

Class A

[GRAPH]                                                                                                  ** The S&P 500/Barra Growth
                                                                                                         Index is an unmanaged index
                                                                                                         which excludes any
                                                                                                         transaction or holding
                                                                                                         charges. Enterprise
                                                                                                         performance numbers in-
                                                                                                         clude the maximum sales
                                                                                                         charge and all fees.
                                                                                                         Remember that historic per-
                                                                                                         formance does not predict
                                                                                                         future performance. Shares
                                                                                                         may be worth more or less
                                                                                                         at redemption than original
                                                                                                         purchase.

14                      THE ENTERPRISE GROUP OF FUNDS, INC.

Class B

[GRAPH]                                                                                                  ** The S&P 500/Barra Growth
                                                                                                         Index is an unmanaged index
                                                                                                         which excludes any
                                                                                                         transaction or holding
                                                                                                         charges. Enterprise
                                                                                                         performance numbers in-
                                                                                                         clude all fees and CDSC
                                                                                                         charges. Remember that
                                                                                                         historic performance does
                                                                                                         not predict future
                                                                                                         performance. Shares may be
                                                                                                         worth more or less at
                                                                                                         redemption than original
                                                                                                         purchase.

FUTURE INVESTMENT STRATEGY

The outlook for 1997 is for less exciting returns from the overall market. While Provident Investment Counsel does not make top down economic forecasts, the consensus view is for a slowing economy and for slower profit growth. This economic environment would result in relatively stable interest rates and inflation rates. These factors would support current P/E ratios in the market. However, the P/E ratios are not expected to continue to expand from current levels. Therefore, the bulk of market returns will come from underlying earnings growth. If this outlook is correct, this should be positive for high and consistent growth companies. In this environment, a shift is expected away from the very large but slower growing companies toward companies of smaller size but higher growth rates -- similar to the companies held in this Portfolio.

The earnings growth in this portfolio is supported by excellent revenue growth, high profit margins, high returns to equity and low debt levels. This type of potential earnings growth is more visible and sustainable than that of the average company. Despite the gains of the last two years, these companies still offer reasonable P/E ratio valuations.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     15

CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
Common Stocks -- 100.48%                               Amount           Value
---------------------------------------------------------------------------------

Apparel & Textiles -- 0.93%
---------------------------------------------------------------------------------
Gucci Group N V (ADR).............................        17,500    $   1,117,813

Broadcasting -- 2.55%
---------------------------------------------------------------------------------
British Sky Broadcast Group PLC (ADR) (a).........        58,500        3,071,250

Business Services -- 11.95%
---------------------------------------------------------------------------------
Accustaff Inc. (a)................................        84,731        1,789,942
Alco Standard Corporation.........................        28,200        1,455,825
Automatic Data Processing Inc.....................        10,800          463,050
Ceridian Corporation (a)..........................        40,900        1,656,450
Computer Sciences Corporation (a).................        27,000        2,217,375
Cuc International Inc. (a)........................        29,100          691,125
Danka Business Systems (ADR)......................        16,800          594,300
First Data Corporation............................       104,468        3,813,082
Paychex Inc.......................................        33,000        1,697,438
                                                                    -------------
                                                                       14,378,587

Capital Goods & Services -- 7.06%
---------------------------------------------------------------------------------
American Standard Companies Inc. (a)..............        61,900        2,367,675
Republic Industries Inc. (a)......................        56,000        1,746,500
Tyco International Ltd............................        67,600        3,574,350
USA Waste Services Inc. (a).......................        25,000          796,875
                                                                    -------------
                                                                        8,485,400

Computer Hardware -- 2.66%
---------------------------------------------------------------------------------
Cisco Systems Inc. (a)............................        45,400        2,888,575
DST Systems Inc. (a)..............................        10,000          313,750
                                                                    -------------
                                                                        3,202,325

Computer Services -- 2.94%
---------------------------------------------------------------------------------
Affiliated Computer Services Inc. (a).............        10,000          297,500
Ascend Communications Inc. (a)....................        24,000        1,491,000
BDM International Inc. (a)........................        14,000          759,500
Sungard Data Systems Inc. (a).....................        25,000          987,500
                                                                    -------------
                                                                        3,535,500

Computer Software -- 7.98%
---------------------------------------------------------------------------------
Computer Associates International Inc.............        56,000        2,786,000
Microsoft Corporation (a).........................        21,200        1,751,650
Oracle System Corporation (a).....................        69,750        2,912,062
Parametric Technology Corporation (a).............        28,000        1,438,500
Sterling Commerce Inc. (a)........................        20,000          705,000
                                                                    -------------
                                                                        9,593,212

Consumer Non-Durables -- 3.10%
---------------------------------------------------------------------------------
Gillette Company..................................        27,200        2,114,800

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Price Costco Inc. (a).............................        64,300    $   1,615,538
                                                                    -------------
                                                                        3,730,338

Drugs & Medical Products -- 1.75%
---------------------------------------------------------------------------------
Boston Scientific Corporation (a).................        35,000        2,100,000

Electronics -- 1.51%
---------------------------------------------------------------------------------
Andrew Corporation (a)............................        34,275        1,818,717

Energy -- 4.42%
---------------------------------------------------------------------------------
AES Corporation (a)...............................        35,000        1,627,500
Enron Corporation.................................        34,100        1,470,563
Global Marine Inc. (a)............................        50,000        1,031,250
Tosco Corporation.................................        15,000        1,186,875
                                                                    -------------
                                                                        5,316,188

Entertainment & Leisure -- 1.00%
---------------------------------------------------------------------------------
Circus Circus Enterprises Inc. (a)................        35,000        1,203,125

Finance -- 10.74%
---------------------------------------------------------------------------------
Associates First Capital Corporation (a)..........        44,900        1,981,212
Federal Home Loan Mortgage Corporation............         8,700          958,088
Federal National Mortgage Association.............        55,600        2,071,100
First USA Inc.....................................        73,000        2,527,625
Green Tree Financial Corporation..................        19,000          733,875
MBNA Corporation..................................        92,075        3,821,112
Money Store Inc...................................        30,000          828,750
                                                                    -------------
                                                                       12,921,762

Health Care -- 18.12%
---------------------------------------------------------------------------------
Amerisource Health Corporation (a)................        50,000        2,412,500
Amgen Inc. (a)....................................        35,000        1,903,125
Cardinal Health Inc...............................        47,400        2,761,050
Healthsouth Corporation (a).......................        45,300        1,749,713
Idexx Labs Inc. (a)...............................        41,000        1,476,000
Medtronic Inc.....................................        35,300        2,400,400
Omnicare Inc......................................        58,000        1,863,250
Oxford Health Plans Inc. (a)......................        49,400        2,892,987
Pfizer Inc........................................        39,200        3,248,700
Tenet Healthcare Corporation (a)..................        50,000        1,093,750
                                                                    -------------
                                                                       21,801,475

Hotels & Restaurants -- 4.21%
---------------------------------------------------------------------------------
HFS Inc. (a)......................................        57,400        3,429,650
Mirage Resorts Inc. (a)...........................        27,800          601,175
Promus Hotel Corporation (a)......................        35,000        1,036,875
                                                                    -------------
                                                                        5,067,700

Insurance -- 3.05%
---------------------------------------------------------------------------------

16                      THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
American International Group Inc..................         9,850    $   1,066,263
MGIC Investment Corporation.......................        20,000        1,520,000
PMI Group Inc.....................................        19,500        1,079,812
                                                                    -------------
                                                                        3,666,075

Machinery -- 1.32%
---------------------------------------------------------------------------------
United States Filter Corporation (a)..............        50,000        1,587,500

Oil Services -- 1.16%
---------------------------------------------------------------------------------
Schlumberger Ltd..................................        14,000        1,398,250

Paper Products -- 0.75%
---------------------------------------------------------------------------------
Staples Inc. (a)..................................        50,000          903,125

Pharmaceuticals -- 1.46%
---------------------------------------------------------------------------------
Elan PLC (ADR) (a)................................        20,000          665,000
Lilly Eli & Company...............................        15,000        1,095,000
                                                                    -------------
                                                                        1,760,000

Retail -- 4.40%
---------------------------------------------------------------------------------
Home Depot Inc....................................        32,000        1,604,000
Kohls Corporation (a).............................        12,000          471,000
Petsmart Inc. (a).................................        30,000          656,250
Safeway Inc. (a)..................................        35,000        1,496,250
Tiffany & Company.................................        16,000          586,000
Tommy Hilfiger Corporation (ADR) (a)..............        10,000          480,000
                                                                    -------------
                                                                        5,293,500

Technology -- 1.73%
---------------------------------------------------------------------------------
Lucent Technologies Inc...........................        45,000        2,081,250

Telecommunications -- 5.69%
---------------------------------------------------------------------------------
                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
ADC Telecommunications Inc. (a)...................        30,000          933,750
Asia Satellite Telecom Holdings (ADR) (a).........        30,000    $     701,250
Aspect Telecommunications Corporation (a).........        25,000        1,587,500
Checkpoint Systems Inc. (a).......................        25,000          618,750
Ericsson L M Tel Company (ADR)....................        58,300        1,759,931
Worldcom Inc. (a).................................        47,600        1,240,575
                                                                    -------------
                                                                        6,841,756
Total Common Stocks
(Identified cost $84,955,043)....................................
                                                                      120,874,848
---------------------------------------------------------------------------------

Repurchase Agreement -- 0.75%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/02/97
Collateral: U.S. Treasury Note, $930,000 5.625%
due 11/30/98 Value $930,971.......................  $    910,000          910,000
                                                                    -------------
Total Repurchase Agreement
(Identified cost $910,000).......................................
                                                                          910,000
---------------------------------------------------------------------------------
Total Investments
(Identified cost $85,865,043)....................................
                                                                    $ 121,784,848

Other Assets Less Liabilities -- (1.23)%.........................
                                                                       (1,484,829)
                                                                    -------------

Net Assets -- 100%...............................................
                                                                    $ 120,300,019
---------------------------------------------------------------------------------

(a) Non-income Producing
(ADR) American Depository Receipts

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     17

The Enterprise Small Company Portfolio

GAMCO Investors, Inc.
Rye, New York

INVESTMENT MANAGEMENT

GAMCO Investors, Inc., which currently manages over $5 billion for institutional clients, became manager of the Portfolio on July 1, 1996. Their normal investment minimum is $1 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Small Company Portfolio is to seek maximum capital appreciation, primarily through investment in the equity securities of companies which have a market capitalization of no more than $1 billion.

INVESTMENT PHILOSOPHY

GAMCO's focus is on free cash flow. They believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. They also look at long-term earnings trends and analyze on and off balance sheet assets and liabilities. GAMCO wants to know everything that will add to or detract from private market value estimates. Finally they look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value.

1996 PERFORMANCE REVIEW

The Small Company Portfolio made substantial progress during the year without taking on undue risk. Several themes worked well in 1996 particularly during the second half of the year. Among the best performers during this period were companies tied to the commercial aircraft cycle, including suppliers to Boeing.

Class A

[GRAPH]                                                                                                  ** The Wilshire Small Cap
                                                                                                         Index is an unmanaged index
                                                                                                         which excludes any
                                                                                                         transaction or holding
                                                                                                         charges. Enterprise
                                                                                                         performance numbers include
                                                                                                         the maximum sales charge
                                                                                                         and all fees. Remember that
                                                                                                         historic performance does
                                                                                                         not predict future
                                                                                                         performance. Shares may be
                                                                                                         worth more or less at
                                                                                                         redemption than at original
                                                                                                         price.

18                      THE ENTERPRISE GROUP OF FUNDS, INC.

Class B

[GRAPH]                                                                                                  ** The Wilshire Small Cap
                                                                                                         Index is an unmanaged index
                                                                                                         which excludes any
                                                                                                         transaction or holding
                                                                                                         charges. Enterprise
                                                                                                         performance numbers include
                                                                                                         all fees and CDSC charges.
                                                                                                         Remember that historic
                                                                                                         performance does not
                                                                                                         predict future performance.
                                                                                                         Shares may be worth more or
                                                                                                         less at redemption than at
                                                                                                         original price.

Class Y

[GRAPH]                                                                                                  ** The Wilshire Small Cap
                                                                                                         Index is an unmanaged index
                                                                                                         which excludes any
                                                                                                         transaction or holding
                                                                                                         charges. Enterprise
                                                                                                         performance numbers include
                                                                                                         all fees. Remember that
                                                                                                         historic performance does
                                                                                                         not predict future perform-
                                                                                                         ance. Shares may be worth
                                                                                                         more or less at redemption
                                                                                                         than at original price.

Media and communication stocks remain undervalued, as investors are focusing on companies with visible earnings growth. Regulatory changes as well as strong cash flows will benefit many of these companies in future quarters. Cable stocks, for example, declined on fear of competition from direct broadcast satellite but may enjoy strong cash flows and revenue streams from such services as Internet access.

Top holdings in the Portfolio at year end included Wynns International, United Television, Culbro, SPS Technologies and BHC Communications with major industry concentrations in the broadcasting/media, aerospace, publishing, machinery and food/beverage sectors.

FUTURE INVESTMENT STRATEGY

GAMCO will continue to focus on value. The Portfolio favors industries and individual companies in the early stages of sustainable earnings uptrends and other fundamentally attractive opportunities that participated only marginally in the 1996 bull market. Aerospace component manufacturers are positioned to post superior earnings gains for the next three to five years should airlines throughout the world continue to rebuild and refurbish their fleets. Auto aftermarket companies may grow earnings as the economy and new car sales slow. As Personal Communication Services (PCS) systems come on-line in the year ahead, cellular telephone companies, which have been under the cloud of future competition from PCS, will have an opportunity to demonstrate the long term viability of what GAMCO believes will remain a good growth business. Entertainment software and cable network stocks, which were panned in 1996, may get more favorable reviews from investors in the year ahead.

Finally, and perhaps most importantly for 1997, corporate restructurings in the form of mergers and sales and spin-offs of assets may continue at a feverish pace. There is strong global appetite for extending product lines and distribution systems via acquisitions. The world is awash in liquidity and stock is an increasingly valuable currency. In response, corporate managements that hope to remain independent are under pressure to surface the value of their businesses by selling underperforming divisions, spinning off undervalued assets and repurchasing shares. Deals and corporate events of this nature may trigger some of the biggest small company stock advances in 1997.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     19

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

20                      THE ENTERPRISE GROUP OF FUNDS, INC.

SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
Common Stocks -- 96.61%                                Amount           Value
---------------------------------------------------------------------------------

Advertising -- 2.69%
---------------------------------------------------------------------------------
Ackerley Inc......................................         50,000   $     587,500

Aerospace -- 12.64%
---------------------------------------------------------------------------------
Coltec Industries Inc.............................         25,000         471,875
Curtiss Wright Corporation........................          4,000         201,500
Gencorp Inc.......................................         20,000         362,500
Mafco Consolidated Group Inc......................         17,000         431,375
Sequa Corporation (a).............................         12,000         471,000
SPS Technologies Inc..............................         10,000         642,500
UNC Inc...........................................         15,000         180,000
                                                                    -------------
                                                                        2,760,750

Apparel & Textiles -- 2.20%
---------------------------------------------------------------------------------
Fieldcrest Cannon Inc.............................         30,000         480,000

Automotive -- 5.54%
---------------------------------------------------------------------------------
Scheib Earl Inc...................................         60,000         420,000
Wynns International Inc...........................         25,000         790,625
                                                                    -------------
                                                                        1,210,625

Broadcasting -- 15.55%
---------------------------------------------------------------------------------
BET Holdings Inc..................................         12,000         345,000
BHC Communications Inc............................          6,000         608,250
Chris Craft Industries Inc........................         10,403         435,626
Gaylord Entertainment Company.....................          8,000         183,000
HSN Inc...........................................         25,000         593,750
International Family..............................
Entertainment Inc.................................         35,000         542,500
United Television Inc.............................          8,000         689,000
                                                                    -------------
                                                                        3,397,126

Cable -- 1.40%
---------------------------------------------------------------------------------
Cablevision Systems Corporation...................         10,000         306,250

Capital Goods & Services -- 1.38%
---------------------------------------------------------------------------------
AAR Corporation...................................         10,000         302,500

Chemicals -- 1.95%
---------------------------------------------------------------------------------
Church & Dwight Inc...............................         12,000         274,500
Lawter International Inc..........................         12,000         151,500
                                                                    -------------
                                                                          426,000

Consumer Durables -- 2.12%
---------------------------------------------------------------------------------
Dynamics Corporation of America...................         10,000         282,500
Oneida Limited....................................         10,000         180,000
                                                                    -------------
                                                                          462,500

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------

Consumer Products -- 0.71%
---------------------------------------------------------------------------------
TVX Gold Inc......................................         20,000   $     155,000

Consumer Services -- 3.63%
---------------------------------------------------------------------------------
Berlitz International Inc.........................          7,500         155,625
Rollins Inc.......................................         25,000         500,000
Wackenhut Corporation.............................          8,000         138,000
                                                                    -------------
                                                                          793,625

Electrical Equipment -- 2.18%
---------------------------------------------------------------------------------
Ametek Inc........................................         12,000         267,000
Thomas Industries Inc.............................         10,000         208,750
                                                                    -------------
                                                                          475,750

Entertainment & Leisure -- 5.55%
---------------------------------------------------------------------------------
Aztar Corporation (a).............................         50,000         350,000
GC Companies Inc..................................         12,000         415,500
Spelling Entertainment Group Inc..................         50,000         368,750
Trans Lux Corporation.............................          7,000          77,000
                                                                    -------------
                                                                        1,211,250

Finance -- 0.49%
---------------------------------------------------------------------------------
Advest Group Inc..................................         10,000         107,500

Food & Beverages & Tobacco -- 5.09%
---------------------------------------------------------------------------------
Celestial Seasonings Inc..........................         15,000         296,250
Culbro Corporation................................         10,000         648,750
Eskimo Pie Corporation............................         15,000         166,875
                                                                    -------------
                                                                        1,111,875

Insurance -- 1.26%
---------------------------------------------------------------------------------
Liberty Corporation...............................          7,000         274,750

Machinery -- 5.60%
---------------------------------------------------------------------------------
Goulds Pumps Inc..................................         15,000         344,062
Idex Corporation..................................          7,000         279,125
Katy Industries Inc...............................         30,000         435,000
Kollmorgen Corporation............................         15,000         165,000
                                                                    -------------
                                                                        1,223,187

Manufacturing -- 1.94%
---------------------------------------------------------------------------------
Aptargroup Inc....................................         12,000         423,000

Misc. Financial Services -- 2.21%
---------------------------------------------------------------------------------
Data Broadcasting Corporation.....................         25,000         175,000
Midland Company...................................          8,000         308,000
                                                                    -------------
                                                                          483,000

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     21

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Pharmaceuticals -- 2.15%
---------------------------------------------------------------------------------
Carter Wallace Inc................................         30,000   $     468,750

Printing & Publishing -- 7.67%
---------------------------------------------------------------------------------
Lee Enterprises Inc...............................         15,000         348,750
Media General Inc.................................         13,000         393,250
Meredith Corporation..............................          9,000         474,750
Providence Journal Company........................         15,000         459,375
                                                                    -------------
                                                                        1,676,125

Publishing -- 1.04%
---------------------------------------------------------------------------------
Houghton Mifflin Company..........................          4,000         226,500

Retail -- 2.34%
---------------------------------------------------------------------------------
Neiman Marcus Group Inc...........................         20,000         510,000

Security & Investigation Services -- 0.98%
---------------------------------------------------------------------------------
Pittway Corporation Delaware......................          4,000         214,000

Telecommunications -- 4.83%
---------------------------------------------------------------------------------
Aerial Communications Inc.........................         30,000         243,750
Atlantic Tele Network Inc.........................          5,000          76,250
Centennial Cellular Corporation...................         20,000         242,500
Comsat Corporation................................         20,000         492,500
                                                                    -------------
                                                                        1,055,000

Transportation -- 3.47%
---------------------------------------------------------------------------------
GATX Corporation..................................         11,000         533,500
Hudson General Corporation........................          6,000         223,500
                                                                    -------------
                                                                          757,000
Total Common Stocks
(Identified cost $19,608,818)....................................
                                                                       21,099,563
---------------------------------------------------------------------------------
                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------

U.S. Treasury Bills -- 4.85%
---------------------------------------------------------------------------------
United States Treasury Bill
4.25% due 01/09/97................................  $      94,000   $      93,911
United States Treasury Bill
4.51% due 01/23/97................................        123,000         122,661
United States Treasury Bill
4.66% due 01/30/97................................         24,000          23,910
United States Treasury Bill
4.94% due 01/16/97................................        150,000         149,691
United States Treasury Bill
4.95% due 01/16/97................................         95,000          94,804
United States Treasury Bill
4.97% due 01/16/97................................        200,000         199,586
United States Treasury Bill
4.97% due 01/23/97................................        150,000         149,545
United States Treasury Bill
4.98% due 01/16/97................................        225,000         224,533
Total U.S. Treasury Bills
(Identified cost $1,058,641).....................................
                                                                        1,058,641
---------------------------------------------------------------------------------

Repurchase Agreement -- 0.46%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/02/97
Collateral: U.S. Treasury Note $100,000, 6.25% due
7/31/98, Value $103,333...........................        100,000         100,000
                                                                    -------------
Total Repurchase Agreement
(Identified cost $100,000).......................................
                                                                          100,000
---------------------------------------------------------------------------------
Total Investments
(Identified cost $20,767,459)....................................
                                                                    $  22,258,204
Other Assets Less Liabilities -- (1.92)%.........................
                                                                         (418,599)
                                                                    -------------
Net Assets -- 100%...............................................
                                                                    $  21,839,605
---------------------------------------------------------------------------------

(a) Non-income Producing

See notes to financial statements.

22                      THE ENTERPRISE GROUP OF FUNDS, INC.

The Enterprise International Growth Portfolio

Brinson Partners, Inc.
Chicago, Illinois

INVESTMENT MANAGEMENT

Brinson Partners is a global investment management firm with offices in Chicago, London and Tokyo and became manager of the Enterprise International Growth Portfolio on October 1, 1994. Brinson Partners, Inc. currently manages over $60 billion for institutional clients. Their normal investment minimum is $25 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise International Growth Portfolio is to seek capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

INVESTMENT PHILOSOPHY

Brinson Partners believes that discrepancies exist between prices and fundamental values, both across and within the international equity markets. The Portfolio takes advantage of these discrepancies by using a disciplined approach to measure fundamental value from the perspective of the long term investor. Brinson Partners' international equity strategy reflects their decisions about the relative attractiveness of the asset class, the individual equity markets, currencies, the industries across and within those markets, other common risk factors within those markets and individual international companies.

1996 PERFORMANCE REVIEW

Throughout 1996, the Enterprise International Growth Portfolio benefited from its active strategies in currency allocation and security selection. Market allocation slightly detracted from performance during the year. The underweight in the Japanese yen, Swiss franc, German deutschemark and offsetting overweights primarily in the U.S. dollar, were all successful strategies. Stock selection was very strong within the Japanese equity market. Honda and Toyota hit record highs in Japan in 1996. Underweighting the financials and overweighting the pharmaceuticals, precision instruments and electrical machinery industries all contributed to portfolio returns. The Portfolio's overweight in cash and underweight market positions in Sweden, Hong Kong and Switzerland detracted slightly from performance. This was partially offset by positive results from overweights in the Netherlands, Spain, and Belgium and underweights in Japan and Singapore.

Class A

[GRAPH]                                                                                                  ** The EAFE Index is an
                                                                                                         unmanaged index which
                                                                                                         excludes transaction or
                                                                                                         holding charges. Enterprise
                                                                                                         performance numbers include
                                                                                                         the maximum sales charge
                                                                                                         and all fees. Remember that
                                                                                                         historic performance does
                                                                                                         not predict future
                                                                                                         performance. Shares may be
                                                                                                         worth more or less at
                                                                                                         redemption than at original
                                                                                                         purchase.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     23

At year end the Portfolio's largest holdings included Royal Dutch Petroleum (Netherlands), Unilever (United Kingdom and Netherlands), Telecom Corporation of NZ (New Zealand), British Telecom (United Kingdom) and Toray Industries (Japan). Major country concentrations focused on Japan, United Kingdom, France, Germany and the Netherlands.

FUTURE INVESTMENT STRATEGY

While 1997 economic growth expectations are picking up for most countries, several markets are not expected to maintain last year's strong growth into 1997. The inflation outlook remains relatively benign for most developed markets. Despite an environment of good GDP growth, the combination of fiscal restraint and downward wage pressures may help to keep inflation under control.

The Portfolio continues to target a 5% strategic cash position, reflecting the view that non-U.S equity markets are overpriced. The Japanese equity market is notably more overpriced than most of the other non-U.S. markets. Given the valuation analysis and fundamental considerations, the Portfolio is underweight in Japan by 6.5%.

The other non-U.S. equity markets (excluding Japan) are overweight by 1.5%. Brinson Partners continues to emphasize New Zealand, Australia and, in Europe, France, Netherlands, Belgium and Finland. The Portfolio remains modestly overeweight in Spain and the United Kingdom and are neutrally positioned in Italy. The outlook for German earnings has become more favorable. Throughout Europe, there is growing evidence of an awareness by company managements of shareholder value. This has been pronounced in Germany, where a number of companies have started to restructure.

Canada has enjoyed a period of declining interest rates, an improving fiscal picture and a somewhat undervalued Canadian dollar that has supported its exporters. At this point, however, we view interest rates as being unsustainably low and we find currency at or close to fair value. Fundamental analysis indicates that this market has become more expensive. The Portfolio is invested but quite underweight, in Hong Kong and Switzerland; with lesser underweights held in Canada and Malaysia. Currency strategy continues to favor the U.S. dollar over the less attractive Japanese yen, German deutschemark, Swiss franc and French franc.

As with all international growth funds, Enterprise International Growth Portfolio carries additional risks such as possibly less stable foreign securities and currencies, lack of uniform accounting standards and political instability.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

24                      THE ENTERPRISE GROUP OF FUNDS, INC.

INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
Common Stocks -- 94.07%                                Amount           Value
---------------------------------------------------------------------------------

Australia -- 4.71%
---------------------------------------------------------------------------------
Amcor LTD.........................................         15,800   $     101,599
Boral LTD.........................................         30,600          87,074
Broken Hill Proprietary...........................         37,500         534,139
CRA LTD...........................................         12,100         189,949
David Jones LTD...................................         61,500          85,546
Lend Lease Corporation............................          4,665          90,475
MIM Holdings LTD..................................         70,187          98,187
National Australia Bank...........................         20,000         235,275
News Corporation..................................         40,064         211,450
Pacific Dunlop LTD................................         28,500          72,490
Qantas Airways LTD................................         40,226          67,145
Santos LTD........................................         22,000          89,182
Westpac Bank Corporation..........................         38,500         219,108
WMC LTD...........................................         17,000         107,154
Woolworths LTD....................................         28,000          67,435
                                                                    -------------
                                                                        2,256,208

Belgium -- 3.26%
---------------------------------------------------------------------------------
Bruxelles Lambert Groupe..........................            600          77,252
Delhaize Le Lion..................................          1,650          98,030
Electrabel........................................          1,140         269,842
Fortis AG.........................................          1,119         179,520
Fortis AG.........................................             19               9
Generale De Banque................................            200          71,704
Generale De Banque (Wts)..........................            300           4,349
Kredietbank.......................................            580         190,119
Petrofina SA......................................            625         198,960
Society General De Belgique.......................          1,050          82,405
Solvay............................................            270         165,306
Tractebel CAP.....................................            300         139,705
Union Miniere (a).................................          1,300          88,094
                                                                    -------------
                                                                        1,565,295

Canada -- 2.80%
---------------------------------------------------------------------------------
Alcan Aluminum LTD................................          3,000         101,329
Bank Montreal Quebec..............................          2,500          79,603
Barrick Gold Corporation..........................          1,700          48,729
Bce Inc...........................................          1,400          67,429
Canadian National Railway Company.................          1,900          72,292
Canadian Pacific LTD..............................          6,400         168,495
Hudson Bay Company................................          3,900          64,938
Imperial Oil LTD..................................          2,300         108,340
Moore Corporation LTD.............................          2,500          51,851
Noranda Inc.......................................          2,900          64,701
Northern Telecom LTD..............................          1,100   $      68,444

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Nova Corporation Alberta..........................          4,700          41,704
Royal Bank Canada Montreal Quebec.................          2,800          98,357
Seagram LTD.......................................          2,600         103,009
Thomson Corporation...............................          6,300         139,177
Transcanada Pipelines LTD.........................          3,800          66,603
                                                                    -------------
                                                                        1,345,001

Finland -- 1.38%
---------------------------------------------------------------------------------
Merita A LTD (a)..................................         22,000          68,391
Nokia Oy..........................................          5,300         307,400
Outokumpu Oy......................................          3,400          58,022
Pohjola...........................................          1,400          31,500
Sampo Vakuutusosak................................            900          71,022
Upm Kymmene Oy....................................          5,900         123,772
                                                                    -------------
                                                                          660,107

France -- 9.47%
---------------------------------------------------------------------------------
Accor.............................................          1,324         167,653
Alcatel Alsthom...................................          1,452         116,641
Axa...............................................            700          44,521
Banque National Paris.............................          5,980         231,432
Cep Communications................................            480          33,906
Cep Communications (Wts)..........................            880           1,009
Cie De St Gobain..................................          1,951         276,001
Cie De Suez.......................................          2,266          96,344
Cie Generale Des Eaux.............................          3,005         372,403
Colas (Rts).......................................            332          47,991
Compagnie Bancaire................................          1,443         170,763
Credit Local de France............................          2,512         218,835
Danone............................................            500          69,673
L'Oreal...........................................            300         112,981
Lafarge Coppee SA.................................          1,200          71,998
LVMH Moet Hennessy................................          1,325         370,035
Michelin (a)......................................          3,428         185,060
Pechiney..........................................          2,726         114,220
Peugeot SA (a)....................................          2,760         310,656
Rhone Poulenc SA..................................          6,400         218,206
Seita.............................................          2,500         104,558
Societe Generale..................................          2,446         264,471
Society Elf Aquitaine.............................          2,836         258,156
Total SA..........................................          4,485         364,782
Union Assured Paris...............................          4,654         117,953
Usinor Sacilor....................................         13,600         197,899
                                                                    -------------
                                                                        4,538,147

Germany -- 7.35%
---------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     25

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Allianz AG Holdings...............................            185   $     336,626
BASF AG...........................................          4,800         184,913
Bayer AG..........................................          6,500         265,272
Bayer Motoren Werk................................            255         177,811
Commerzbank AG....................................          5,100         129,588
Daimler Benz AG (a)...............................          2,750         189,433
Deutsche Bank AG..................................          5,400         252,313
Deutsche Telekom..................................          7,500         158,159
Hochtief AG.......................................          1,450          57,480
Hoechst AG........................................          2,300         108,662
Manitoba AG.......................................            290          70,295
Mannesmann AG.....................................            470         203,724
Metro AG..........................................          1,320         106,369
Muenchener Ruckvers...............................             80         199,896
PreussAG AG.......................................            560         126,826
Rwe AG............................................          3,500         148,297
Schering AG.......................................          2,250         189,937
Siemens AG........................................          1,650          77,739
Thyssen AG........................................            900         159,670
Veba AG...........................................          4,080         235,976
Volkswagen AG.....................................            350         145,568
                                                                    -------------
                                                                        3,524,554

Hong Kong -- 1.23%
---------------------------------------------------------------------------------
Cheung Kong (Holdings)............................          7,000          62,221
China Light & Power...............................         14,500          64,490
Guoco Group.......................................          8,000          44,786
Hang Seng Bank....................................          5,000          60,767
Hong Kong Telecommunications......................         20,000          32,194
Hutchison Whampoa.................................         13,000         102,108
New World Devel Company...........................          8,000          54,044
Sun Hung Kai Props................................          4,000          49,001
Swire Pacific.....................................          7,000          66,746
Wharf Holdings....................................         11,000          54,897
                                                                    -------------
                                                                          591,254

Ireland -- 0.17%
---------------------------------------------------------------------------------
Smurfit Jefferson.................................         29,000          83,716

Italy -- 2.73%
---------------------------------------------------------------------------------
Assic Generali....................................          7,810         148,014
Danieli Di Risp...................................         10,000          41,859
Edison............................................          9,000          56,955
Eni(ADR)..........................................          3,400         175,525
Eni SPA...........................................         15,000          76,978
IMI...............................................         19,000         162,821
INA...............................................         19,000          24,749
Italgas...........................................         11,000   $      45,936
                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Mediobanca SPA....................................          3,000          16,187
Montedison SPA (a)................................        179,820         122,567
Rinascente........................................          8,000          46,407
Rinascente (Wts)*.................................            400             176
Rinascente Louisiana..............................         14,000          35,807
SAI...............................................          7,000          24,895
Telecom Italia....................................         92,000         179,512
Telecom Italia Mobile.............................        105,000         149,852
                                                                    -------------
                                                                        1,308,240

Japan -- 25.76%
---------------------------------------------------------------------------------
Amada Company.....................................         21,000         163,198
Asahi Glass Company...............................         25,000         235,299
Bank of Tokyo Mits................................         20,800         386,150
Canon Inc.........................................         18,000         397,893
Canon Sales Company Inc...........................          7,700         171,540
Citizen Watch Company.............................         21,000         150,505
Dai Nippon Printing...............................         19,000         333,045
Daiichi Pharm Company.............................         15,000         240,912
Daikin Kogyo......................................         21,000         186,771
Daiwa House Industries............................         12,000         154,391
Fanuc.............................................          8,300         265,892
Fujitsu...........................................         14,000         130,559
Hitachi...........................................         43,000         401,002
Honda Motor Company...............................          6,000         171,488
Inax Corporation..................................         27,000         200,035
Isetan Company....................................          7,000          90,666
Ito Yokado Company................................          8,000         348,156
Kaneka Corporation................................         10,000          51,205
Keio Teito Electric Railway.......................         27,000         131,957
Kintetsu..........................................         27,000         168,561
Kirin Brewery Company.............................         23,000         226,405
Kokuyo Company....................................          6,000         148,174
Kuraray Company...................................         21,000         194,025
Kyocera Corporation...............................          2,000         124,687
Maeda Road Construction...........................          5,000          57,853
Matsushita Electric Industrial Indiana............         33,000         538,555
Mitsubishi Paper..................................         29,000         113,436
NGK Insulators....................................         34,000         322,943
Nintendo Company..................................          1,900         136,007
Nippon Denso......................................         14,000         337,277
Nippon Meat Packer................................         14,000         181,331
Nippon Steel Corporation..........................         15,000          44,297
Okumura Corporation...............................         22,000         133,736
Osaka Gas Company.................................         86,000         235,403
Sankyo Company....................................         15,000         424,834
Sanwa Bank........................................         11,000   $     150,073

26                      THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Secom Company.....................................          5,000         302,651
Seino Transportation..............................          7,000          77,368
Sekisui House.....................................         40,000         407,564
Shinmaywa Industries..............................         21,000         154,676
Sony Corporation..................................          6,400         419,446
Sumitomo Bank.....................................         22,000         317,244
Sumitomo Electric Industries......................         19,000         265,780
Takeda Chemical Industries........................         16,000         335,722
TDK Corporation...................................          4,000         260,772
Tokio Marine & Fire...............................         19,000         178,827
Tokyo Electric Power..............................          9,300         203,972
Tokyo Steel Manufacturing.........................         15,700         223,685
Tonen Corporation.................................         15,000         174,855
Toray Industries Inc..............................         88,000         543,304
Toshiba Corporation...............................         48,000         301,736
Toyo Suisan Kaisha................................         13,000         130,213
Toyota Motor Corporation..........................          5,000         143,770
Yamazaki Baking Company...........................         10,000         159,744
                                                                    -------------
                                                                       12,349,590

Malaysia -- 1.34%
---------------------------------------------------------------------------------
Hume Industries...................................         11,000          69,254
Kuala Lumpur Kepong...............................         21,500          54,484
Land & General....................................         24,000          57,494
Malayan Bank Berhad...............................          4,000          44,348
Malaysia International Shipping...................         13,000          38,606
Nestle Malay Berhad...............................          2,000          16,076
Public Bank Berhad................................         24,333          51,547
Resorts World Berhad..............................         11,000          50,089
Sime Darby Berhad.................................         20,000          78,796
Telekom Malaysia..................................          5,000          44,546
Tenaga Nasional...................................         23,000         110,196
YTL Corporation...................................          5,000          26,925
                                                                    -------------
                                                                          642,361

Netherlands -- 6.00%
---------------------------------------------------------------------------------
Abn Amro Holdings.................................          3,698         240,750
Akzo Nobel NV.....................................            400          54,677
DSM...............................................            950          93,762
ING NTFL..........................................          9,827         354,034
Klm...............................................          2,200          61,929
Kon Hoogovensnv...................................          1,200          50,043
KPN...............................................          6,131         234,018
Philips Electronic................................          3,200         129,742
Royal Dutch Petroleum.............................          5,520         968,438
Royal Dutch Petroleum Company (ADR)...............            300          51,225
Unilever..........................................          2,240   $     396,492
                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Vendex International..............................          3,125         133,761
Ver Ned Uitgevers.................................          5,200         108,729
                                                                    -------------
                                                                        2,877,600

New Zealand -- 3.13%
---------------------------------------------------------------------------------
Brierley Investment LTD...........................        262,000         242,644
Carter Holt Harvey................................         89,000         201,972
Fletcher Challenge Building.......................         29,000          89,183
Fletcher Challenge Energy.........................         29,000          84,058
Fletcher Challenge Forest Division................         64,513         108,092
Fletcher Challenge Paper..........................         59,000         121,379
Telecom Corporation of New Zealand................        115,000         586,992
Telecom Corporation of New Zealand (ADR)..........            800          64,800
                                                                    -------------
                                                                        1,499,120

Singapore -- 0.07%
---------------------------------------------------------------------------------
Jardine Matheson..................................          4,800          31,680

Spain -- 3.34%
---------------------------------------------------------------------------------
Acerinox SA.......................................            500          72,251
Banco Bilbao Vizcaya..............................          2,700         145,789
Banco Central Hispanoamericano....................          2,050          52,661
Banco Intercontinental............................            330          51,168
Banco Popular.....................................            480          94,281
Banco Santander SA................................          1,650         105,615
Corporacion Mapfre................................          1,200          73,114
Emp Nac Electricid................................          2,550         181,490
Fomento De Construcciones.........................            700          65,242
Gas Natural SDG SA................................            300          69,786
Iberdrola SA......................................         13,900         197,004
Repsol SA (ADR)...................................          4,540         174,151
Sevillana De Electric.............................          2,165          24,597
Telefonica De Espana..............................          9,800         227,591
Vallehermoso SA...................................          1,600          34,693
Viscofan Envoltura................................          2,300          33,661
                                                                    -------------
                                                                        1,603,094

Switzerland -- 1.95%
---------------------------------------------------------------------------------
ABB AG............................................             40          49,757
CS Holding........................................            561          57,630
Nestle SA.........................................            259         278,060
Novartis AG.......................................            199         227,917
Roche Holdings AG.................................             20         155,622
Schweiz Bankgesellschaft..........................             48          42,065
Societe General Surveillance Holding..............             16   $      39,327

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     27

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Zurich Verischerung...............................            302          83,933
                                                                    -------------
                                                                          934,311
United Kingdom -- 19.38%
---------------------------------------------------------------------------------
Abbey National....................................         12,000         157,067
Bank Of Scotland..................................         20,000         105,534
Bass..............................................          7,200         101,395
BAT Industries....................................         40,300         334,165
Booker............................................          7,600          51,821
British Energy....................................         88,000         220,113
British Gas.......................................         84,500         324,276
British Petroleum.................................         38,126         457,225
British Steel.....................................         68,000         186,397
British Telecom...................................         81,000         548,141
Charter...........................................          9,876         125,544
Coats Viyella.....................................         52,800         121,213
FKI...............................................         46,750         162,588
General Electric..................................         79,600         522,302
Glaxo Holdings....................................         13,200         214,836
Grand Metropolitan................................         51,000         400,171
Guinness..........................................         43,300         340,495
Hanson............................................         83,500         117,303
Hillsdown Holdings................................         61,000         209,011
House of Fraser...................................         65,500         170,567
HSBC Holdings.....................................         13,000         290,646
Imperial Chemical Industries......................          5,000          65,916
Legal & General Group.............................         32,500         207,405
Lloyds TSB Group..................................         68,232         503,820
Marks & Spencer...................................         33,000         278,157
Mirror Group PLC..................................         37,800         139,232
National Power....................................         19,500         163,029
National Westminster Bank.........................         12,000         141,031
Northern Foods....................................         36,000         124,585
Peninsular and Oriental Steam.....................         32,500         329,065
Reckitt & Colman..................................          6,650          82,370
Redland...........................................         12,500          79,022
RJB Mining........................................         28,000         204,730
Royal Sun Alliance................................         22,005         167,950
RTZ Corporation...................................         13,100         210,516
Sainsbury J.......................................         27,000         179,013
Scottish Hydro....................................         21,500         120,447
Sears.............................................         91,200         146,870
Sedgwick Group....................................         53,400         119,846
Smithkline Beecham................................         15,200         210,409
TESCO.............................................         21,800         132,212
Thames Water......................................         16,300   $     170,624
                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Unilever..........................................          8,400         203,632
Vodafone Group....................................         18,400          77,862
Yorkshire Water...................................          6,000          72,469
                                                                    -------------
                                                                        9,291,022
Total Common Stocks
(Identified cost $40,886,567)....................................
                                                                       45,101,300
---------------------------------------------------------------------------------

Preferred Stock -- 0.51%
---------------------------------------------------------------------------------

Australia -- 0.09%
---------------------------------------------------------------------------------
News Corporation..................................         10,000          44,512

Germany -- 0.22%
---------------------------------------------------------------------------------
Henkel Kgaa.......................................          2,100         105,491

Italy -- 0.20%
---------------------------------------------------------------------------------
Fiat SPA..........................................         56,000          92,472
Total Preferred Stock
(Identified cost $264,125).......................................
                                                                          242,475
---------------------------------------------------------------------------------

Commercial Paper -- 4.82%
---------------------------------------------------------------------------------
Browning Ferris Industries Inc.
6.40%, due 01/02/97...............................  $   1,200,000       1,199,786
Duracell
6.75%, due 01/02/97...............................      1,111,000       1,110,792
                                                                    -------------
                                                                        2,310,578
Total Commercial Paper
(Identified cost $2,310,578).....................................       2,310,578
---------------------------------------------------------------------------------
Total Investments
(Identified cost $43,461,270)....................................
                                                                    $  47,654,353
Other Assets Less Liabilities -- 0.60%...........................
                                                                          287,744
                                                                    -------------
Net Assets -- 100%...............................................
                                                                    $  47,942,097
---------------------------------------------------------------------------------

(a) Non-income Producing
(Rts) Rights
(Wts) Warrants
ADR American Depository Receipts
AG Aktien Gesellschaft
CAP Only part of company's capital trades as stock
LTD Limited
SA Societe Anonyme
SDG Sociedad de Gas
SPA Societa Per Azoine

See notes to financial statements.

28                      THE ENTERPRISE GROUP OF FUNDS, INC.

The Enterprise Government Securities Portfolio

TCW Funds Management, Inc.
Los Angeles, California

INVESTMENT MANAGEMENT

TCW Funds Management, a wholly owned subsidiary of TCW Management Company, has been managing the Enterprise Government Securities Portfolio since May 1, 1992. TCW currently manages over $54 billion for institutional clients. Their normal investment minimum is $35 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Government Securities Portfolio is to seek current income and safety of principal, primarily from securities that are obligations of the U.S. Government, its agencies or its instrumentalities.

INVESTMENT PHILOSOPHY

The investment process is grounded in long term value considerations. TCW does not attempt to forecast short term trends in interest rates and, therefore, does not frequently alter average portfolio maturities. The process focuses on controlling the variables that are known and can be managed, such as the term structure of interest rates, mortgage prepayment rates and security structure. Portfolios remain substantially invested in mortgage-backed products under the great majority of market conditions.

1996 PERFORMANCE REVIEW

Mortgage-backed securities, which are the primary holding of the Enterprise Government Securities Portfolio, were once again a top performing fixed income asset in 1996. Moderately increasing interest rates, low volatility and strong technicals pushed the total rate of return of the mortgage sector over 250 basis points above the aggregate fixed income market. During the first six months, news of a strengthening economy stimulated inflationary fears and drove interest rates steadily higher. By July 1, the treasury yield curve had moved up well over 100 basis points. However, as evidence of slowing economic growth and minimal inflationary pressures mounted in the third quarter, interest rates reversed. These falling interest rates during the early fall months reignited prepayment fears among mortgage investors causing mortgages to underperform slightly. But during December, this trend once again reversed. News of widespread economic strength drove interest rates higher, spreads tightened and mortgages outperformed.

Class A

[GRAPH]                                                                                                  ** The Lehman Brothers
                                                                                                         Intermediate Government
                                                                                                         Corporate Bond Index is an
                                                                                                         unmanaged index which
                                                                                                         excludes transaction and
                                                                                                         holding charges. En-
                                                                                                         terprise performance
                                                                                                         numbers include the maximum
                                                                                                         sales charge and all fees.
                                                                                                         Remember that historic
                                                                                                         performance does not
                                                                                                         predict future perform-
                                                                                                         ance. Shares may be worth
                                                                                                         more or less at redemption
                                                                                                         than at original purchase.

30                      THE ENTERPRISE GROUP OF FUNDS, INC.

A number of technical factors contributed positively to the performance of the mortgage sector in 1996. Most significantly, there was an increase in the demand for mortgage product at the same time that the supply of new securities decreased. The increase in investor demand was driven, at least in part, by tight spreads in other sectors of the fixed income market. This supply/demand imbalance was especially pronounced in the adjustable rate mortgage sector where demand for short duration assets increased as new production declined. The collateralized mortgage obligation sub-sector continued to revive in 1996. Increase demand drove new issuance up but volume of new product remained well below the levels seen three years ago.

FUTURE INVESTMENT STRATEGY

The mortgage sector ended the year on a sound note and mortgage-backed securities may continue to be among the top performing dollar denominated fixed income classes in 1997. Mortgages remain attractive on a relative basis in contrast to the corporate sector, where yield spreads have been narrow for the past few years. Strong technicals remain in place and may persist well into 1997 contributing positively to mortgage performance in the coming months. Looking ahead, greater reliance is foreseen on fixed rate pass throughs and adjustable rate mortgages as misvaluations in seasoning are exploited. As 1997 begins at relatively low rate levels, the mortgage sector may continue to provide incremental yield and credit quality. The Portfolio's goal continues to be to reap the incremental yield of mortgage assets without taking on the full measure of prepayment risk.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     31

GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                        Number
                                                      of Shares
                                                     or Principal
U.S. Government & Agency Obligations -- 92.01%          Amount           Value
----------------------------------------------------------------------------------

Federal Home Loan Participation Certificates -- 8.99%
----------------------------------------------------------------------------------
FHLPC 9.00%, due 10/01/22.........................  $    1,738,268   $   1,833,455
FHLPC 10.00%, due 10/01/18........................       1,478,549       1,600,633
FHLPC 10.00%, due 07/01/20........................       2,484,748       2,694,261
FHLPC 10.00%, due 10/01/20........................         929,066       1,010,898
                                                                     -------------
                                                                         7,139,247

Government National Mortgage Association -- 27.19%
----------------------------------------------------------------------------------
GNMA 6.625%, due 11/15/28.........................       4,882,505       4,667,724
GNMA 7.00%, due 10/15/33..........................      14,980,292      14,577,172
GNMA 7.50%, due 04/15/23..........................         776,271         776,512
GNMA 7.50%, due 05/15/23..........................         799,175         799,423
GNMA 7.50%, due 05/15/23..........................         748,220         748,452
GNMA 9.00%, due 08/15/16..........................           9,319           9,778
                                                                     -------------
                                                                        21,579,061

Federal Housing Administration -- 43.77%
----------------------------------------------------------------------------------
FHA 6.75%, due 11/01/28...........................       2,247,434       2,109,778
FHA 7.00%, due 10/01/28...........................       2,346,563       2,240,967
FHA 7.18%, due 02/20/29...........................       3,445,090       3,341,737
FHA 7.625%, due 06/01/28..........................       3,742,166       3,737,489
FHA 7.75%, due 05/01/18...........................       6,470,460       6,502,813
FHA 7.75%, due 04/01/28...........................       3,911,176       3,930,732
FHA 7.80%, due 09/01/23...........................       2,805,354       2,819,381
FHA 8.25%, due 03/01/28...........................       3,427,414       3,530,237
FHA 8.65%, due 06/01/27...........................       3,692,005       3,830,455
FHA 8.70%, due 12/01/27...........................       2,596,700       2,700,568
                                                                     -------------
                                                                        34,744,157

Federal National Mortgage Association -- 12.06%
----------------------------------------------------------------------------------
FNMA 5.50%, due 01/01/09..........................       2,316,513       2,199,042
FNMA 5.50%, due 02/01/09..........................       3,976,941       3,776,543
FNMA 9.50%, due 08/01/20..........................       1,051,973       1,130,124
FNMA 9.50%, due 10/01/20..........................       1,469,044       1,578,224
FNMA 10.00%, due 07/01/20.........................         351,919         384,647
FNMA 10.00%, due 07/01/20.........................         460,291         502,003
                                                                     -------------
                                                                         9,570,583

Total U.S. Government & Agency Obligations (Identified cost
$74,364,801)......................................................      73,033,048
----------------------------------------------------------------------------------


                                                      Principal
Collateralized Mortgage Obligations (v) -- 3.79%        Amount           Value
----------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 7.595%, due
01/01/97..........................................  $    1,291,553   $     975,123
Federal Home Loan Mortgage Corporation 8.80%, due
01/01/97..........................................       2,222,727       1,933,772
Federal National Mortgage Association 15.50%, due
03/25/23..........................................         100,127         100,127
                                                                     -------------

Total Collateralized Mortgage Obligations (Identified cost
$3,413,211).......................................................       3,009,022
----------------------------------------------------------------------------------

Repurchase Agreements -- 3.76%
----------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement
4.00%, due 01/02/97
Collateral: U.S. Treasury Note, $3,005,000 6.25%
due 4/30/01 Value $3,046,508......................       2,985,000       2,985,000
                                                                     -------------

Total Repurchase Agreements
(Identified cost $2,985,000)......................................       2,985,000
----------------------------------------------------------------------------------

Total Investments
(Identified cost $80,763,012).....................................   $  79,027,070

Other Assets Less Liabilities -- 0.44%............................         348,506
                                                                     -------------

Net Assets -- 100%................................................   $  79,375,576
----------------------------------------------------------------------------------

(v) Variable interest rate securities; interest rates shown are as of December 31, 1996. The maturity date shown is the next interest reset.

See notes to financial statements.

32                      THE ENTERPRISE GROUP OF FUNDS, INC.

The Enterprise High-Yield Bond Portfolio

Caywood-Scholl Capital Management
San Diego, California

INVESTMENT MANAGEMENT

Caywood-Scholl has been investment adviser to the Enterprise High-Yield Bond Portfolio since its inception in 1987. Caywood-Scholl currently manages over $732 million for institutional clients. Their normal investment minimum is $1 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise High-Yield Bond Portfolio is to seek maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service or BB or lower by Standard & Poor's Corporation.

INVESTMENT PHILOSOPHY

Caywood-Scholl's investment philosophy of seeking relative value and avoiding risk is credit research driven. The discipline of credit research facilitates the informed use of a variety of lower rated securities in aggressive fixed income investing.

1996 PERFORMANCE REVIEW

Five elements helped the high yield bond market, and specifically the Enterprise High-Yield Bond Portfolio, to post solid returns in 1996. Investors poured $16.0 billion of new money into the high yield market in 1996 which helped keep the market technicals favorably balanced through much of the year. Secondly, for the second year in a row the investment grade buyer was evident in the high yield market. With spreads on investment grade bonds remaining historically tight, corporate fixed income buyers participated heavily in many BB new issues. Also, new issues for 1996 totaled $72 billion, more than doubling the $31 billion issued in 1995. The quality of the new issues continued to deteriorate, approximately 72% of the new issuance was rated single B or lower. The telecommunications sector dominated the new issuance accounting for 28% of the merchandise. In addition, a receptive initial public offering environment and / or strong stock market generally is supportive to the high yield market for it provided the ability of an issuer to improve their balance sheet through issuance of equity. This potential financial flexibility reduces credit risk. Finally, defaults were surprisingly light in 1996 with 16 defaults representing $4.2 billion. This compares to 30 issues and $8.2 billion in 1995. Defaults as a percent of the market have been less than 3% for five consecutive years. This trend has bolstered the legitimacy of the high yield market as an asset class for pension funds and fiduciary investors.

Class A

[GRAPH]                                                                                                  ** The Lehman BB Index is
                                                                                                         an unmanaged index which
                                                                                                         excludes transaction and
                                                                                                         holding charges. Enterprise
                                                                                                         performance numbers include
                                                                                                         the maximum sales charge
                                                                                                         and all fees. Remember that
                                                                                                         historic performance does
                                                                                                         not predict future
                                                                                                         performance. Shares may be
                                                                                                         worth more or less at
                                                                                                         redemption than at original
                                                                                                         purchase.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     33

FUTURE INVESTMENT STRATEGY

In 1997, high yield bond performance may be primarily influenced by three factors. Credit risk is expected to increase somewhat and the yield advantage of high yield bonds over treasuries may also increase modestly. Overall growth of corporate profitability is expected to moderate with business's experiencing more difficulty in passing along production cost increases. Next, new issuance for 1997 is estimated to decline to $40 to $50 billion level due to a smaller calendar of offerings by the telecommunications industry. Finally, capital flows into the high yield market may continue to grow contingent on the absolute yield advantage and return over treasuries and the perceived credit risk. Interest among pension funds and foundations has been increasing. Sales of new mutual fund shares has brought the sector to prominence, owning approximately 20% of the universe. During the relatively low interest rates of the past several years, the insurance industry has also remained a steady buyer of high yield bonds. Reinvestment of coupons has been a stabilizing factor which should repeat in 1997.

The economic and monetary climate for high yield bonds is expected to be somewhat less favorable in 1997 while still offering substantial relative performance opportunities over treasuries and investment grade bonds. The relative performance of high yield bonds is not expected to be quite as outstanding for 1997, as was the case in 1996 but still very rewarding. High yield bonds would not perform as well relatively if interest rates were to substantially decline. The high yield sector has historically performed very well during periods of moderately rising interest rates.

Managing this sector in 1997 for competitive returns could be more difficult requiring greater scrutiny of credit quality. Caywood-Scholl's investment policy of maintaining broad diversification among favorable industries and issuers should help the Portfolio in seeking to capture solid risk adjusted returns in this investment environment.

An investment in the High-Yield Bond Portfolio carries an increased risk that issuers of securities in which the High-Yield Bond Portfolio invests may default in the payment of principal and interest as compared to the risk of such defaults in other Income Portfolios. In addition, an investment in the High-Yield Bond Portfolio may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes on the noninvestment grade securities in which the High-Yield Bond Portfolio invests that are higher than may be associated with higher rated, investment grade securities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

34                      THE ENTERPRISE GROUP OF FUNDS, INC.

HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
Corporate Bonds, Convertible Securities & Common    or Principal
Stocks -- 90.38%                                       Amount           Value
---------------------------------------------------------------------------------

Advertising -- 0.42%
---------------------------------------------------------------------------------
Universal Outdoor Inc. 9.75%, due 10/15/06........  $     250,000   $     258,125

Aerospace -- 1.44%
---------------------------------------------------------------------------------
Rohr Inc. 11.625%, due 05/15/03...................        800,000         892,000

Automotive -- 1.96%
---------------------------------------------------------------------------------
Safelite Glass Corporation 9.875%, due 12/15/06...        350,000         359,625
Speedy Muffler King Inc. 10.875%, due 10/01/06....        800,000         856,000
                                                                    -------------
                                                                        1,215,625

Basic Industries -- 1.74%
---------------------------------------------------------------------------------
Maxxam Group Inc. 11.25%, due 08/01/03............        550,000         563,750
Unifrax Investment Corporation 10.50%, due
11/01/03..........................................        500,000         516,875
                                                                    -------------
                                                                        1,080,625

Broadcasting -- 7.20%
---------------------------------------------------------------------------------
Comcast UK Cable LP Zero Coupon, due 11/15/07.....        850,000         600,312
Echostar Communications Corporation Zero Coupon,
due 06/01/04......................................      1,000,000         830,000
Jacor Communications Company 9.75%, due
12/15/06..........................................        250,000         256,875
Kabelmedia Holding Zero Coupon, due 08/01/06......        750,000         418,125
Rogers Communications Inc. Zero Coupon, due
05/20/13..........................................      1,000,000         387,500
Rogers Communications Inc. 9.125%, due 01/15/06...        250,000         246,875
Rogers Communications Inc. 10.875%, due
04/15/04..........................................        500,000         525,000
Telewest PLC Zero Coupon, due 10/01/07............        550,000         382,250
Telewest PLC 9.625%, due 10/01/06.................        800,000         820,000
                                                                    -------------
                                                                        4,466,937

Cable -- 3.44%
---------------------------------------------------------------------------------
Cablevision Systems Corporation 9.25%, due
11/01/05..........................................        500,000         493,750
Century Communications Corporation 9.50%, due
03/01/05..........................................        500,000         512,500
Century Communications Corporation 9.75%, due
02/15/02..........................................        350,000         359,625

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Lodgenet Entertainment Corporation 10.25%, due
12/15/06..........................................  $     450,000   $     450,000
TCI Communications Inc. 6.875%, due 02/15/06......        350,000         316,190
                                                                    -------------
                                                                        2,132,065

Chemicals -- 5.95%
---------------------------------------------------------------------------------
Freedom Chemical Company 10.625%, due 10/15/06....        800,000         834,000
General Chemical Corporation 9.25%, due
08/15/03..........................................        200,000         205,000
Pioneer Americas Acquisition Corporation 13.375%,
due 04/01/05......................................        800,000         914,000
Rexene Corporation 11.75%, due 12/01/04...........        250,000         280,313
Terra Industries Inc. 10.50%, due 06/15/05........        350,000         381,062
Texas Petrochemical Corporation 11.125%, due
07/01/06..........................................      1,000,000       1,075,000
                                                                    -------------
                                                                        3,689,375

Conglomerates -- 0.92%
---------------------------------------------------------------------------------
Quixote Corporation Convertible Subordinated
Debenture 8.00%, due 04/15/11.....................        650,000         572,000

Consumer Durables -- 1.06%
---------------------------------------------------------------------------------
Samsonite Corporation 11.125%, due 07/15/05.......        600,000         658,500

Consumer Products -- 0.73%
---------------------------------------------------------------------------------
Brown Group Inc. 9.50%, due 10/15/06..............        450,000         453,110

Containers -- 2.78%
---------------------------------------------------------------------------------
MVE Inc. 12.50%, due 02/15/02.....................        750,000         787,500
Plastic Containers Inc. 10.00%, due 12/15/06......        300,000         309,750
Printpack Inc. 10.625%, due 08/15/06..............        600,000         625,500
                                                                    -------------
                                                                        1,722,750

Energy -- 6.14%
---------------------------------------------------------------------------------
Clark USA Inc. 10.875%, due 12/01/05..............        650,000         674,375
Kelley Oil & Gas Corporation 10.375%, due
10/15/06..........................................        600,000         622,500
Maxus Energy Corporation 9.375%, due 11/01/03.....        900,000         915,750

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     35

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Maxus Energy Corporation 11.25%, due 05/01/13.....  $      45,000   $      46,687
Mesa Operating Company 10.625%, due 07/01/06......        850,000         924,375
YPF Sociedad Anonima 8.00%, due 02/15/04..........        650,000         625,625
                                                                    -------------
                                                                        3,809,312

Entertainment & Leisure -- 3.89%
---------------------------------------------------------------------------------
AMF Group Inc. 10.875%, due 03/15/06..............        900,000         949,500
Cobblestone Golf Group Inc. 11.50%, due
06/01/03..........................................        400,000         417,000
E & S Holdings Corporation 10.375%, due
10/01/06..........................................      1,000,000       1,045,000
                                                                    -------------
                                                                        2,411,500

Finance -- 1.51%
---------------------------------------------------------------------------------
First Nationwide Escrow Corporation 10.625%, due
10/01/03..........................................        350,000         377,125
Homeside Inc. 11.25%, due 05/15/03................        500,000         559,375
                                                                    -------------
                                                                          936,500

Food & Beverages & Tobacco -- 1.62%
---------------------------------------------------------------------------------
Cott Corporation 9.375%, due 07/01/05.............        400,000         412,000
Keebler Corporation 10.75%, due 07/01/06..........        550,000         594,000
                                                                    -------------
                                                                        1,006,000

Gaming -- 1.98%
---------------------------------------------------------------------------------
Casino Magic Corporation 11.50%, due 10/15/01.....        350,000         315,000
Harrahs Jazz (b) 14.25%, due 11/15/01.............        250,000         123,125
Trump Atlantic City Associates 11.25%, due
05/01/06..........................................        800,000         790,000
                                                                    -------------
                                                                        1,228,125

Health Care -- 6.30%
---------------------------------------------------------------------------------
Dade International Inc. 11.125%, due 05/01/06.....  $     600,000         648,000
Fresenius Med Care Capital Trust Trust Preferred
Securities........................................            500         511,250
Mariner Health Group Inc. 9.50%, due 04/01/06.....  $     550,000         536,250
Maxxim Medical Inc. 144A 10.50%, due 08/01/06.....        850,000         888,250
Mediq Inc. Convertible Debenture 7.50%, due
07/15/03..........................................        840,000         743,400
                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Quest Diagnostics Inc. 10.75%, due 12/15/06.......  $     550,000   $     577,500
                                                                    -------------
                                                                        3,904,650

Hotels & Restaurants -- 3.87%
---------------------------------------------------------------------------------
Foodmaker Corporation 9.75%, due 11/01/03.........  $     350,000         339,938
Foodmaker Inc. (Wts) (a)..........................            250           2,000
H M H Properties Inc. 9.50%, due 05/15/05.........  $     800,000         834,000
Hammon John Q. Hotels 8.875%, due 02/15/04........        700,000         691,250
Wyndham Hotel Corporation 10.50%, due 05/15/06....        500,000         530,000
                                                                    -------------
                                                                        2,397,188

Machinery -- 1.10%
---------------------------------------------------------------------------------
Mettler Toledo Inc. 9.75%, due 10/01/06...........        650,000         684,125

Metals & Mining -- 7.93%
---------------------------------------------------------------------------------
AK Steel Corporation 9.125%, due 12/15/06.........        350,000         359,625
Euramax International PLC 11.25%, due 10/01/06....        250,000         258,750
Kaiser Aluminum & Chemical Corporation 10.875%,
due 10/15/06......................................        500,000         528,125
Kaiser Aluminum & Chemical Corporation 12.75%, due
02/01/03..........................................        500,000         534,375
Oregon Steel Mills Inc. 11.00%, due 06/15/03......        900,000         951,750
United States Can Corporation 10.125%, due
10/15/06..........................................        750,000         787,500
WCI Steel Inc. 10.00%, due 12/01/04...............        800,000         810,000
Wheeling Pittsburgh Corporation 9.375%, due
11/15/03..........................................        700,000         689,500
                                                                    -------------
                                                                        4,919,625

Paper & Forest Products -- 5.66%
---------------------------------------------------------------------------------
Crown Paper Company 11.00%, due 09/01/05..........        700,000         656,250
Four M Corporation 12.00%, due 06/01/06...........        750,000         789,375
Riverwood International Corporation 10.25%, due
04/01/06..........................................        800,000         784,000
SD Warren Company 12.00%, due 12/15/04............        650,000         702,813

36                      THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Stone Container Corporation 10.75%, due
10/01/02..........................................  $     550,000   $     578,875
                                                                    -------------
                                                                        3,511,313

Retail -- 7.15%
---------------------------------------------------------------------------------
Ann Taylor Inc. 8.75%, due 06/15/00...............        440,000         430,650
Brunos Inc. 10.50%, due 08/01/05..................        500,000         528,750
Cole National Group Inc. 9.875%, due 12/31/06.....        800,000         824,000
Corporate Express Inc. 9.125%, due 03/15/04.......        650,000         662,187
Penn Traffic Company 11.50%, due 04/15/06.........        350,000         307,125
Ralphs Grocery Company 10.45%, due 06/15/04.......        750,000         796,875
Smiths Food & Drug 11.25%, due 05/15/07...........  $     800,000         886,000
                                                                    -------------
                                                                        4,435,587

Telecommunications -- 10.82%
---------------------------------------------------------------------------------
American Communications Services Inc. (Wts) (a)...            800          75,200
American Communications Services Inc. Zero Coupon,
due 11/01/05......................................  $   1,000,000         595,000
Brooks Fiber Properties Inc. Zero Coupon, due
11/01/06..........................................        900,000         573,750
ICG Holdings Inc. Zero Coupon, due 05/01/06.......        950,000         619,875
MFS Communications Inc. Zero Coupon, due
01/15/04..........................................        500,000         433,750
Pagemart Zero Coupon, due 11/01/03................  $     375,000         299,062
Pagemart (Wts) (a)................................          3,450          24,150
Pagemart Nationwide Inc...........................          1,750          19,688
Pagemart Nationwide Units Zero Coupon, due
02/01/05..........................................  $     500,000         337,500
Paging Network Inc. 8.875%, due 02/01/06..........        500,000         477,500
Phonetel Technologies Inc. 12.00%, due 12/15/06...        250,000         258,750
Sprint Spectrum L P Zero Coupon, due 08/15/06.....      1,000,000         677,500
Sprint Spectrum L P 11.00%, due 08/15/06..........        650,000         703,625
Teleport Communications Group Zero Coupon, due
07/01/07..........................................        650,000         447,687
Teleport Communications Group 9.875%, due
07/01/06..........................................      1,100,000       1,168,750
                                                                    -------------
                                                                        6,711,787

Textiles -- 1.40%
---------------------------------------------------------------------------------
Carter William Company 10.375%, due 12/01/06......        850,000         871,250
                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Utilities -- 1.67%
---------------------------------------------------------------------------------
Ferrellgas Partners L P 9.375%, due 06/15/06......  $     550,000   $     555,500
Midland Cogeneration Venture L P 10.33%, due
07/23/02..........................................        216,149         231,009
Midland Funding Corporation I 10.33%, due
07/23/02..........................................        232,745         248,747
                                                                    -------------
                                                                        1,035,256
Waste Management -- 1.70%
---------------------------------------------------------------------------------
Allied Waste North America Inc. 10.25%, due
12/01/06..........................................      1,000,000       1,052,500
Total Corporate Bonds, Convertible Securities & Common Stocks
(Identified cost $53,890,779)....................................
                                                                       56,055,830
---------------------------------------------------------------------------------
Foreign Bonds -- 5.93%
---------------------------------------------------------------------------------
Basic Industries -- 1.98%
---------------------------------------------------------------------------------
Cemex S A 12.75%, due 07/15/06....................      1,100,000       1,229,250
Broadcasting -- 1.47%
---------------------------------------------------------------------------------
Grupo Televisa S A 11.375%, due 05/15/03..........        850,000         909,500
Government Bond -- 1.42%
---------------------------------------------------------------------------------
United Mexican States 9.75%, due 02/06/01.........        850,000         880,812
Transportation -- 1.06%
---------------------------------------------------------------------------------
Transportacion Maritima Mexica 10.00%, due
11/15/06..........................................        650,000         655,688
Total Foreign Bonds
(Identified cost $3,548,178).....................................
                                                                        3,675,250
---------------------------------------------------------------------------------
Repurchase Agreement -- 1.77%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement
4.00%, due 01/02/97
Collateral: U.S. Treasury Note $1,125,000 5.625%
due 11/30/98 Value $1,126,175.....................      1,100,000       1,100,000
                                                                    -------------
Total Repurchase Agreement
(Identified cost $1,100,000).....................................
                                                                        1,100,000
---------------------------------------------------------------------------------
Total Investments
(Identified cost $58,538,957)....................................
                                                                    $  60,831,080
Other Assets Less Liabilities -- 1.92%...........................
                                                                        1,189,798
                                                                    -------------
Net Assets -- 100%...............................................
                                                                    $  62,020,878
---------------------------------------------------------------------------------

(a) Non-income Producing
(b) In bankruptcy; Portfolio has ceased accrual of interest.
(Wts) Warrants

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     37

The Enterprise Tax-Exempt Income Portfolio

Morgan Stanley Asset Management, Inc.
New York, New York

INVESTMENT MANAGEMENT

Morgan Stanley Asset Management, Inc. is a wholly owned subsidiary of the Morgan Stanley Group, Inc. and has managed the Enterprise Tax-Exempt Income Portfolio since January 1, 1992. Morgan Stanley manages over $67 billion for institutional clients. Their normal investment minimum is $25 million.

INVESTMENT OBJECTIVE

The investment objective of the Enterprise Tax-Exempt Income Portfolio is to seek a high level of current income exempt from federal income tax, with consideration given to preservation of principal, primarily from investment in a diversified portfolio of long term investment grade municipal bonds.

INVESTMENT PHILOSOPHY

Morgan Stanley's management style is risk averse and conservative. Morgan Stanley strives to add value by concentrating on high quality tax exempt municipal securities and capitalizing on investment opportunities that arise because of volatility, changes in the yield curve and sector analysis that reveals pricing inefficiencies.

1996 PERFORMANCE REVIEW

The 1996 performance of the Enterprise Tax-Exempt Income Portfolio was favorably influenced by the elimination of the threat of major tax reform, including the potential for a consumption based or flat tax structure. This caused yield ratios versus U.S. Treasuries to decline dramatically from January through August. A decline in interest rates and increased supply caused the ratios to creep slightly higher in September through the end of the year. New issue supply topped $180 billion in 1996, the highest volume level since the peak refunding years of 1992 and 1993. Issuers sold more new money issues than in any year since 1985. On the demand side, insurance company interest remained strong and individual investors continued to support the one to ten year maturity range. Demand for long term municipal bond funds continued to wane, never quite recovering from a combination of the poor bond market performance of 1994, the flat tax scare of 1995 and the competition coming from the roaring U.S. equity market.

Class A

[GRAPH]                                                                                                  ** The Lehman Municipal
                                                                                                         Bond Index is an unmanaged
                                                                                                         index which excludes
                                                                                                         transaction and holding
                                                                                                         charges. Enterprise
                                                                                                         performance numbers include
                                                                                                         the maximum sales charge
                                                                                                         and all fees. Remember that
                                                                                                         historic performance does
                                                                                                         not predict future
                                                                                                         performance. Shares may be
                                                                                                         worth more or less at
                                                                                                         redemption than at original
                                                                                                         purchase.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     39

Class B

[GRAPH]                                                                                                  ** The Lehman Municipal
                                                                                                         Bond Index is an unmanaged
                                                                                                         index which excludes
                                                                                                         transaction and holding
                                                                                                         charges. Enterprise
                                                                                                         performance numbers include
                                                                                                         all fees and CDSC charges.
                                                                                                         Remember that historic per-
                                                                                                         formance does not predict
                                                                                                         future performances. Shares
                                                                                                         may be worth more or less
                                                                                                         at redemption than at
                                                                                                         original purchase.

FUTURE INVESTMENT STRATEGY

Indications of a strengthening economy during the 4th quarter of 1996 cast a cautious tone on the bond market as 1997 began. The bond markets may tread slowly during the 1st quarter of 1997, as investors continue to wrestle with whether recent signs of strength in the economy are a temporary aberration or a trend that has some momentum. The focus will be on how much of an inflationary threat the Federal Reserve perceives at current growth levels and what the implications are for Fed policy over the next few months. If the economy does show above trend growth, a correction in the bond markets would probably push yields up to levels last seen during the summer of 1996. In the near term, we do not anticipate making any major changes to the current portfolio structure.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

40                      THE ENTERPRISE GROUP OF FUNDS, INC.

TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

Municipal Bonds -- 98.19%
                                                      Principal
                                                        Amount           Value
----------------------------------------------------------------------------------

Arizona -- 2.92%
----------------------------------------------------------------------------------
    Salt River Project, Arizona Agriculture Import
    and Power District Electric System Revenue
    5.00% due 01/01/30............................  $    1,000,000   $     889,750

California -- 2.36%
----------------------------------------------------------------------------------
    California State General Obligation Bonds
    6.10% due 09/01/04............................         150,000         162,981
    Los Angeles County, California Sales Tax
    Series A Revenue 6.75% due 07/01/18
    Prerefunded 07/01/01 at 102...................         500,000         556,670
                                                                     -------------
                                                                           719,651

Connecticut -- 1.81%
----------------------------------------------------------------------------------
    Connecticut State Health & Education Facility
    Revenue Hospital MBIA 7.10% due 07/01/25......         500,000         553,490

Delaware -- 2.27%
----------------------------------------------------------------------------------
    Delaware Transportation Authority Systems
    Revenue 6.50% due 07/01/11 Prerefunded
    07/01/01 at 102...............................         630,000         692,332

Florida -- 9.00%
----------------------------------------------------------------------------------
    Broward County, Broward Recovery Revenue 7.95%
    due 12/01/08..................................         325,000         357,445
    Broward County, South Recovery Revenue 7.95%
    due 12/01/08..................................         175,000         192,470
    Florida State Board Education Capital Outlay
    Series C 5.50% due 06/01/23...................       1,500,000       1,473,570
    Florida State Board Education Capital Outlay
    Series A 7.25% due 06/01/23...................         170,000         186,602

                                                      Principal
                                                        Amount           Value
    Orange County, Florida Health Facilities
    Authority Pooled Hospital Loan Series A
    Refunding 7.875% due 12/01/25.................  $      235,000   $     243,448
    Orlando Florida Utilities Commission Water and
    Electric Revenue Refunding Sub Series D 6.75%
    due 10/01/17..................................         250,000         291,488
                                                                     -------------
                                                                         2,745,023

Georgia -- 1.72%
----------------------------------------------------------------------------------
    Atlanta Downtown Development Authority
    Underground Atlanta Project 6.25% due
    10/01/12......................................         500,000         525,605

Idaho -- 1.36%
----------------------------------------------------------------------------------
    Idaho Housing Agency Single Family Mortgage
    Revenue Series F-2 (AMT) 7.80% due 01/01/23...         395,000         413,620

Illinois -- 2.70%
----------------------------------------------------------------------------------
    Du Page County, Illinois Revenue 6.50% due
    01/01/12 Prerefunded 01/01/02 at 102..........         750,000         824,798

Kansas -- 1.73%
----------------------------------------------------------------------------------
    Kansas State Department Transportation Highway
    Revenue Series A 5.50% due 09/01/03...........         500,000         527,520

Louisiana -- 1.08%
----------------------------------------------------------------------------------
    Louisiana State Offshore Term Authority
    Deepwater Port Revenue Series E 7.60% due
    09/01/10......................................         300,000         329,670

Maryland -- 3.41%
----------------------------------------------------------------------------------
    Maryland State General Obligation Bonds 5.50%
    due 02/01/07..................................       1,000,000       1,039,810

Massachusetts -- 2.61%
----------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     41

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount           Value
    Massachusetts State Housing Finance Agency
    Revenue Residential FNMA Collateral-A 6.90%
    due 11/15/24..................................  $      750,000   $     796,980

Michigan -- 3.54%
----------------------------------------------------------------------------------
    Michigan State Building Authority Revenue
    Series I 6.40% due 10/01/04...................       1,000,000       1,080,440

Missouri -- 0.48%
----------------------------------------------------------------------------------
    Missouri State Housing Development Community
    Mortgage Single Family GNMA Revenue Series B
    (AMT) 8.25% due 05/01/19......................         140,000         145,461

Nebraska -- 3.31%
----------------------------------------------------------------------------------
    Omaha Public Power District Nebraska Electric
    Revenue 5.60% due 02/01/12....................       1,000,000       1,010,990

Nevada -- 6.32%
----------------------------------------------------------------------------------
    Clark County School District Series A MBIA
    7.00% due 06/01/11............................         750,000         871,245
    Nevada State General Obligation Bonds 6.25%
    due 07/01/12..................................       1,000,000       1,056,550
                                                                     -------------
                                                                         1,927,795

New Mexico -- 1.47%
----------------------------------------------------------------------------------
    New Mexico Mortgage Finance Authority Single
    Family Mortgage 7.80% due 09/01/17............         435,000         448,437

New York -- 10.94%
----------------------------------------------------------------------------------
    New York State Local Government Assistance
    Prerefunded 04/01/01 at 102 7.00% due
    04/01/21......................................         500,000         556,985
    New York State Mortgage Agency Revenue 7.95%
    due 10/01/14..................................         200,000         206,656
                                                      Principal
                                                        Amount           Value
    New York State Power Authority Revenue &
    General Purpose Series CC 5.00% due
    01/01/09......................................  $    1,200,000   $   1,167,876
    Triborough Bridge & Tunnel Authority, New York
    General Purpose Series A 6.00% due 01/01/10...       1,300,000       1,408,485
                                                                     -------------
                                                                         3,340,002

Ohio -- 0.57%
----------------------------------------------------------------------------------
    Ohio Housing Finance Agency Single Family
    Mortgage Revenue GNMA 8.25% due 12/15/19......          70,000          73,123
    Ohio State Air Quality Development Authority
    (Cincinnati Gas & Electric Project) Series A
    Daily Variable Rate Demand Note (v) 4.70% due
    01/02/97......................................         100,000         100,000
                                                                     -------------
                                                                           173,123

Oklahoma -- 5.17%
----------------------------------------------------------------------------------
    Tulsa, Oklahoma General Obligation Bonds 6.30%
    due 06/01/17..................................       1,500,000       1,576,770

Oregon -- 1.40%
----------------------------------------------------------------------------------
    Oregon State General Obligation Bonds 7.00%
    due 12/01/11..................................         400,000         426,884

Pennsylvania -- 2.71%
----------------------------------------------------------------------------------
    Philadelphia Pennsylvania Hospitals & Higher
    Education Facilities Hospital Revenue 6.50%
    due 02/15/09 Prerefunded 02/15/02 at 102......         750,000         826,058

South Carolina -- 0.17%
----------------------------------------------------------------------------------
    Charleston County South Carolina Resource
    Recovery Revenue 9.25% due 01/01/10...........          50,000          53,458

Texas -- 9.13%
----------------------------------------------------------------------------------

42                      THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount           Value
    Brazos River Authority Texas Revenue 8.25% due
    05/01/15......................................  $      150,000   $     159,480
    Harris County, Texas Health Facility Revenue
    Texas Medical Center Project MBIA 7.375% due
    05/15/20......................................         500,000         555,400
    Houston Texas General Obligation Bonds 6.00%
    due 03/01/05..................................         500,000         526,280
    San Antonio, Revenue Refunding General
    Obligation Bonds 5.75% due 08/01/13...........         975,000         985,471
    Texas Housing Agency Residential Development
    Revenue Series A GNMA Collateral 7.60% due
    07/01/16......................................         120,000         124,481
    Texas State Department Housing Community
    Affairs Home Mortgage Revenue GNMA Collateral
    Series A 6.95% due 07/01/23...................         415,000         435,464
                                                                     -------------
                                                                         2,786,576

Utah -- 0.32%
----------------------------------------------------------------------------------
    Utah State Housing Finance Agency Single
    Family Mortgage Series E (AMT) 9.00% due
    01/01/19......................................          95,000          98,966

Virginia -- 9.95%
----------------------------------------------------------------------------------
    Fairfax County, Virginia General Obligation
    Bonds 5.40% due 05/01/11......................       1,000,000       1,006,750
    Fairfax County, Virginia Water Authority
    Revenue 5.75% due 04/01/29....................       1,000,000         993,030
    Virginia State Transportation Board Revenue
    6.00% due 04/01/10............................       1,000,000       1,036,010
                                                                     -------------
                                                                         3,035,790
                                                      Principal
                                                        Amount           Value

Washington -- 7.30%
----------------------------------------------------------------------------------
    Tacoma, Washington Electric Systems Revenue
    AMBAC 6.15% due 01/01/08......................  $    1,000,000   $   1,054,990
    Washington State General Obligation Series 93A
    5.75% due 10/01/17............................       1,000,000       1,009,210
    Washington State Public Power Supply (Nuclear
    Project # 1) Revenue Refunding Series B 7.25%
    due 07/01/15..................................
    Prerefunded 01/01/00 at 102                            150,000         164,696
                                                                     -------------
                                                                         2,228,896

West Virginia -- 0.90%
----------------------------------------------------------------------------------
    Kanawha County Building Community Hospital
    Charleston Medical Center Series A Revenue
    7.50% due 11/01/08............................
    Prerefunded 11/01/99 at 102                            250,000         275,090

Wisconsin -- 1.54%
----------------------------------------------------------------------------------
    Wisconsin Housing & Economic Development
    Authority Home Ownership Revenue Series A
    7.75% due 09/01/17............................         450,000         469,242
Total Municipal Bonds
(Identified Cost $28,431,554).....................................
                                                                        29,962,227
----------------------------------------------------------------------------------
Total Investments
(Identified cost $28,431,554).....................................
                                                                        29,962,227
Other Assets Less Liabilities -- 1.81%............................
                                                                           553,325
                                                                     -------------
Net Assets -- 100%................................................
                                                                     $  30,515,552
----------------------------------------------------------------------------------

AMT Securities subject to Alternative Minimum Tax
(v) Variable interest rate security; Interest rate is as of December 31, 1996, and is adjusted daily. The maturity date shown is the next interest rate reset.

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     43

The Enterprise Managed Portfolio

OpCap Advisors
New York, New York

INVESTMENT MANAGEMENT

OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, became investment adviser to this new Enterprise fund on October 1, 1994. Oppenheimer Capital currently manages over $48 billion for institutional clients. Their normal investment minimum is $10 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Managed Portfolio is to seek growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the assessment of relative investment values.

INVESTMENT PHILOSOPHY

OpCap Advisors' investment process allows us to take advantage of opportunities in all market sectors by shifting the investment mix among stock, bonds and money market instruments. The focus of our investment process is to identify quality companies that are undervalued in the market. The average annual return on equity of these companies is in excess of the average return on equity of the companies in the S&P 500 Index, while the average price-earnings ratio of these companies is significantly below the price-earnings ratio for those companies. This combination of high returns on equity and low security valuations helps preserve capital in down markets and provides opportunity for investment profit over time.

1996 PERFORMANCE REVIEW

The strong advance of the S&P 500 Index during 1996 was a surprise to us. Earlier in the year we had concerns about the direction of inflation and monetary growth as well as the election results. However, in the end, the elections ended satisfactorily, inflation stayed below the horizon, monetary growth was about right and even international economies remained safely between boom and bust. In this environment the Enterprise Managed Portfolio produced solid performance lead by exposure to stocks in the financial (banks and government sponsored entities such as Freddie Mac) and aerospace industries but diluted by cash investments averaging somewhat in excess of 15% of asset value during 1996.

Class A

[GRAPH]                                                                                                  ** The S&P 500 Index is an
                                                                                                         unmanaged index which
                                                                                                         includes 500 companies
                                                                                                         which tend to be leaders in
                                                                                                         important industries within
                                                                                                         the U.S. economy and
                                                                                                         excludes any transaction or
                                                                                                         holding charges. Enterprise
                                                                                                         performance numbers include
                                                                                                         the maximum sales charge
                                                                                                         and all fees. Remember that
                                                                                                         historic performance does
                                                                                                         not predict future
                                                                                                         performance. Shares may be
                                                                                                         worth more or less at
                                                                                                         redemption than at original
                                                                                                         purchase.

44                      THE ENTERPRISE GROUP OF FUNDS, INC.

Year end found the Portfolio with substantial holdings of high quality financial stocks, including banks and insurance companies. These companies included Wells Fargo, Citicorp, Federal Home Loan Mortgage and Exel Ltd. The Portfolio also held a significant position in McDonnell Douglas and Du Pont. Major industry positions were in financial services, banks, aerospace, insurance and machinery.

FUTURE INVESTMENT STRATEGY

OpCap continues to focus on preservation of capital. Given the level of the overall market, cash will generally range from the low teens to 20% in 1997. Stock selection criteria remains unchanged targeted towards high return on capital businesses, well protected by barriers to entry, run by managements who consider caring for the shareholder "job #1," and OpCap wants to buy them at prices which do not fairly reflect the foregoing attributes.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     45

MANAGED PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
Common Stocks -- 88.43%                                Amount           Value
---------------------------------------------------------------------------------

Aerospace -- 9.44%
Lockheed Martin Corporation.......................         53,600   $   4,904,400
Loral Space & Communications......................         45,000         826,875
McDonnell Douglas Corporation.....................        190,000      12,160,000
Northrop Grumman Corporation......................         30,000       2,482,500
                                                                    -------------
                                                                       20,373,775

Apparel & Textiles -- 1.56%
---------------------------------------------------------------------------------
V F Corporation...................................         50,000       3,375,000

Automotive -- 1.70%
---------------------------------------------------------------------------------
LucasVarity PLC (ADR).............................         96,600       3,670,800

Banking -- 11.76%
---------------------------------------------------------------------------------
Citicorp..........................................         99,000      10,197,000
First Empire State Corporation....................         10,900       3,139,200
Wells Fargo & Company.............................         44,633      12,039,752
                                                                    -------------
                                                                       25,375,952

Broadcasting -- 0.14%
---------------------------------------------------------------------------------
TCI Satellite Entertainment Inc...................         30,000         296,250

Building & Construction -- 0.27%
---------------------------------------------------------------------------------
Newport News Shipbuilding Inc.....................         39,340         590,100

Chemicals -- 6.37%
---------------------------------------------------------------------------------
Du Pont (E I) de Nemours & Company................        100,000       9,437,500
Hercules Inc......................................         54,600       2,361,450
Monsanto Company..................................         50,000       1,943,750
                                                                    -------------
                                                                       13,742,700

Consumer Products -- 3.80%
---------------------------------------------------------------------------------
Mattel, Inc.......................................        295,600       8,202,900

Drugs & Medical Products -- 2.77%
---------------------------------------------------------------------------------
Becton, Dickinson & Company.......................        137,800       5,977,075

Electronics -- 4.50%
---------------------------------------------------------------------------------
National Semiconductor Corporation (a)............        240,000       5,850,000
Unitrode Corporation (a)..........................         62,300       1,830,062
Varian Associates Inc.............................         40,000       2,035,000
                                                                    -------------
                                                                        9,715,062

Energy -- 2.05%
---------------------------------------------------------------------------------
Triton Energy Ltd. (a)............................         91,000       4,413,500

Entertainment & Leisure -- 0.46%
---------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Harrahs Entertainment, Inc........................         50,000   $     993,750

Insurance -- 7.04%
---------------------------------------------------------------------------------
Ace Ltd...........................................         40,000       2,405,000
EXEL Ltd..........................................        178,800       6,772,050
Travelers Aetna Property Casualty.................
Corporation.......................................        170,000       6,013,750
                                                                    -------------
                                                                       15,190,800

Machinery -- 6.45%
---------------------------------------------------------------------------------
Caterpillar Inc...................................         66,100       4,974,025
Tenneco Inc. New..................................        198,400       8,952,800
                                                                    -------------
                                                                       13,926,825

Metals & Mining -- 3.28%
---------------------------------------------------------------------------------
Freeport McMoRan Copper & Gold, Inc. (Class B)....        237,000       7,080,375

Misc. Financial Services -- 12.28%
---------------------------------------------------------------------------------
American Express Company..........................         71,000       4,011,500
Countrywide Credit Industries, Inc................        202,400       5,793,700
Federal Home Loan Mortgage Corporation............         91,900      10,120,487
Federal National Mortgage Association.............        176,600       6,578,350
                                                                    -------------
                                                                       26,504,037

Paper Products -- 1.97%
---------------------------------------------------------------------------------
Champion International Corporation................         98,300       4,251,475

Printing & Publishing -- 0.79%
---------------------------------------------------------------------------------
Donnelley R R & Sons Company......................         54,600       1,713,075

Restaurants -- 3.23%
---------------------------------------------------------------------------------
McDonalds Corporation.............................        154,300       6,982,075

Technology -- 2.25%
---------------------------------------------------------------------------------
Intel Corporation.................................         37,100       4,857,781

Telecommunications -- 3.34%
---------------------------------------------------------------------------------
Tele-Communications, Inc. (a).....................        551,200       7,200,050

Transportation -- 2.98%
---------------------------------------------------------------------------------
Union Pacific Corporation.........................        107,100       6,439,388
Total Common Stocks
(Identified cost $156,601,633)...................................
                                                                      190,872,745
---------------------------------------------------------------------------------

Commercial Paper -- 7.85%
---------------------------------------------------------------------------------

46                      THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Beneficial Corporation 5.50% due 01/27/97.........  $   6,000,000   $   5,976,167
Ford Motor Credit Company 5.38% due 01/09/97......      6,000,000       5,992,827
General Electric Capital Corporation, 5.35% due
01/30/97..........................................      5,000,000       4,978,451
Total Commercial Paper
(Identified cost $16,947,445)....................................
                                                                       16,947,445
---------------------------------------------------------------------------------
                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------

Repurchase Agreement -- 2.94%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
4.75% due 01/02/97
Collateral: U.S. Treasury Bond $6,465,000 5.625%
due 11/30/98 Value $6,471,749.....................  $   6,340,000   $   6,340,000
                                                                    -------------
Total Repurchase Agreement
(Identified cost $6,340,000).....................................
                                                                        6,340,000
---------------------------------------------------------------------------------
Total Investments
(Identified cost $179,889,078)...................................
                                                                    $ 214,160,190
Other Assets Less Liabilities -- 0.78%...........................
                                                                        1,693,387
                                                                    -------------
Net Assets -- 100%...............................................
                                                                    $ 215,853,577
---------------------------------------------------------------------------------

(a) Non-income Producing
ADR American Depository Receipt

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     47

The Enterprise Money Market Portfolio

Enterprise Capital Management, Inc.
Atlanta, Georgia

INVESTMENT MANAGEMENT

Enterprise Capital Management is a wholly owned subsidiary of the Mutual Life Insurance Company of New York. They have managed the Enterprise Money Market Portfolio since May 1, 1992.

INVESTMENT OBJECTIVE

The objective of the Enterprise Money Market Portfolio is the highest possible level of current income consistent with the preservation of capital and liquidity in obligations maturing in one year or less from the time of purchase.

INVESTMENT PHILOSOPHY

The Portfolio invests primarily in high quality (A-1/P-1) short term money market instruments, principally commercial paper. While interest rate projection is not a key component of our management style Enterprise Capital Management emphasizes purchases primarily in a maturity range of 60 to 120 days so as to provide flexibility to respond to significant changes in the market.

1996 PERFORMANCE REVIEW

The Federal Reserve appears to have been very pleased with the soft landing of the economy in 1996 that resulted from interest rate changes in 1995. With one last tweak of interest rates in early 1996, placing the Fed Funds rate at 5.25%, the Fed has sat back and watched the economy show overall moderate growth throughout 1996. Employment and wages remain strong but have not skyrocketed out of control. Consumers have generally been restrained although somewhat more optimistic in their buying patterns this year as housing sales were sluggish until rates dropped toward the end of 1996 and as consumers made only moderate increases in Christmas purchases.

The economy continues on its relatively steady moderate growth path. Federal Reserve members are watching closely for a turn in the economy but, overall, they seem to be relatively happy with the current economic course. With no pitfalls in sight, the Fed is expected to remain steady with interest rates through most of 1997. Late 1997 data may provide information that will lead to a very modest change in interest rates as another preemptive move by the Fed.

FUTURE INVESTMENT STRATEGY

The interest rate curve remains relatively flat. Investors expect a steady course in interest rates by the Federal Reserve. The Portfolio is therefore generally running an average portfolio maturity of 45 days, while taking advantage of market anomalies that periodically occur in one particular maturity or another. At year end, the average maturity was 30 days, shorter than usual to take advantage of any year end spike in short maturity rates.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     49

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
Certificate of Deposit -- 3.31%                        Amount           Value
---------------------------------------------------------------------------------
Bank Of Nova Scotia 5.50% due 01/03/97............  $   2,000,000   $   2,000,000
                                                                    -------------
Total Certificate of Deposit
(Identified cost $2,000,000).....................................
                                                                        2,000,000
Commercial Paper -- 91.43%
---------------------------------------------------------------------------------
American Express Credit Corporation, 5.30% due
01/27/97..........................................        700,000         697,321
American Express Credit Corporation, 5.30% due
02/28/97..........................................        400,000         396,584
American Express Credit Corporation, 5.32% due
01/08/97..........................................      1,000,000         998,966
American Express Credit Corporation, 5.33% due
01/09/97..........................................        300,000         299,645
American Telephone & Telegraph Company, 5.50% due
02/05/97..........................................      2,700,000       2,685,563
Associates Corporation North America, 5.33% due
01/10/97..........................................        500,000         499,334
Associates Corporation North America, 5.48% due
01/31/97..........................................      2,000,000       1,990,867
Avco Financial Services Inc. 5.32% due 01/23/97...      1,500,000       1,495,123
Avco Financial Services Inc. 5.41% due 03/13/97...      1,000,000         989,330
Banc One Funding Corporation 5.46% due 01/06/97...      2,000,000       1,998,483
Bank of New York 5.30% due 01/10/97...............      2,000,000       1,997,350
Barclays US Funding 5.52% due 01/21/97............      1,000,000         996,933
British Province of Columbia 5.34% due 04/01/97...      2,000,000       1,973,300
Chevron Oil Finance Company 5.40% due 01/07/97....      1,000,000         999,100
CIT Group Holdings Inc. 5.35% due 02/25/97........        500,000         495,913
CIT Group Holdings Inc. 5.46% due 01/24/97........      2,000,000       1,993,023
Coca Cola Company 5.55% due 01/17/97..............      2,000,000       1,995,067
Commercial Credit Company 5.30% due 01/06/97......      2,500,000       2,498,160
Conagra Inc. 5.60% due 01/03/97...................        500,000         499,844
Disney Walt Company 5.31% due 02/14/97............      1,000,000         993,510
Enterprise Funding Corporation 5.46% due
01/10/97..........................................        560,000         559,236
Exxon Funding 5.23% due 01/13/97..................      1,487,000       1,484,408
Ford Motor Credit Company 5.30% due 01/08/97......      1,000,000         998,970

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Ford Motor Credit Company 5.32% due 01/23/97......  $   1,000,000   $     996,749
General Electric Capital Corporation, 5.31% due
01/06/97..........................................        500,000         499,631
General Electric Capital Corporation, 5.41% due
01/09/97..........................................      1,200,000       1,198,557
General Motors Acceptance Corporation, 5.40% due
01/13/97..........................................        500,000         499,100
Goldman Sachs Group LP 5.32% due 04/21/97.........      2,000,000       1,967,489
Household Finance Corporation 5.29% due
02/07/97..........................................      2,500,000       2,486,408
Merrill Lynch & Company Inc. 5.34% due 01/27/97...      1,300,000       1,294,986
Merrill Lynch & Company Inc. 5.44% due 01/21/97...      1,000,000         996,978
Metropolitan Life Funding Inc. 5.45% due
01/10/97..........................................      1,500,000       1,497,956
National Westminster Bank PLC 5.45% due
02/28/97..........................................      1,000,000         991,219
Norwest Corporation 5.40% due 01/09/97............      1,300,000       1,298,440
PHH Corporation 5.68% due 01/17/97................        800,000         797,980
Philip Morris Companies Inc. 5.30% due 01/13/97...      1,300,000       1,297,703
Province De Quebec 5.30% due 01/23/97.............      1,300,000       1,295,790
Prudential Funding Corporation 5.30% due
01/07/97..........................................      2,000,000       1,998,233
Republic New York Corporation Discount, 5.35% due
01/08/97..........................................      1,500,000       1,498,440
Sanwa Business Credit Corporation, 5.58% due
01/15/97..........................................        500,000         498,915
Sears Roebuck Acceptance Corporation, 5.50% due
01/30/97..........................................        500,000         497,785
Transamerica Finance Group Inc. 5.33% due
01/13/97..........................................      1,000,000         998,223
Transamerica Finance Group Inc. 5.43% due
01/13/97..........................................        500,000         499,095
Weyerhauser Mortgage 5.45% due 01/16/97...........      1,000,000         997,729
Xerox Corporation 5.30% due 01/24/97..............      1,600,000       1,594,582
                                                                    -------------
Total Commercial Paper
(Identified cost $55,238,018)....................................
                                                                       55,238,018
---------------------------------------------------------------------------------

50                      THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                      of Shares
                                                    or Principal
                                                       Amount           Value
---------------------------------------------------------------------------------
Short Term Government Securities -- 1.66%
---------------------------------------------------------------------------------
Federal Home Loan Bank 5.85% due 11/06/97.........  $   1,000,000   $   1,000,000
Total Short Term Government Securities
(Identified cost $1,000,000).....................................
                                                                        1,000,000
---------------------------------------------------------------------------------

Repurchase Agreement -- 0.84%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase
Agreement,.....2.00% due 01/02/97 Collateral: U.S.
Treasury Note $520,000 5.625% due 11/30/98 Value
$520,543                                                  510,000         510,000
                                                                    -------------
Total Repurchase Agreement
(Identified cost $510,000).......................................
                                                                          510,000
---------------------------------------------------------------------------------
Total Investments
(Identified cost $58,748,018)....................................
                                                                    $  58,748,018

Other Assets Less Liabilities -- 2.76%...........................
                                                                        1,669,033
                                                                    -------------

Net Assets -- 100%...............................................
                                                                    $  60,417,051
---------------------------------------------------------------------------------

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     51

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1996
--------------------------------------------------------------------------------

                                                   Equity         Capital          Small
                                    Growth         Income       Appreciation      Company
                                  Portfolio       Portfolio      Portfolio       Portfolio
                                --------------  -------------  --------------  -------------
Assets:
--------------------------------------------------------------------------------------------
  Investments at value          $  234,443,855  $  78,925,672  $  121,784,848  $  22,258,204
--------------------------------------------------------------------------------------------
  Foreign currency at value
   (identified cost-$294,018)               --             --              --             --
--------------------------------------------------------------------------------------------
  Receivable for fund shares
   sold                              2,087,466         34,017          62,713         49,813
--------------------------------------------------------------------------------------------
  Receivable for investments
   sold                                     --             --         696,456             --
--------------------------------------------------------------------------------------------
  Dividends and interest
   receivable                          115,348        135,867          37,590         16,649
--------------------------------------------------------------------------------------------
  Due from investment adviser               --         12,929              --          8,611
--------------------------------------------------------------------------------------------
  Forward currency contracts
   (net) receivable                         --             --              --             --
--------------------------------------------------------------------------------------------
  Cash and other assets                 44,646          4,175          49,611         16,431
--------------------------------------------------------------------------------------------
    Total assets                $  236,691,315  $  79,112,660  $  122,631,218  $  22,349,708
--------------------------------------------------------------------------------------------
Liabilities:
--------------------------------------------------------------------------------------------
  Payable for fund shares
   redeemed                             68,356          3,557       1,438,896         13,866
--------------------------------------------------------------------------------------------
  Payable for investments
   purchased                                --        499,629              --        281,250
--------------------------------------------------------------------------------------------
  Dividends and distributions
   payable                             683,494        212,614         680,798        146,385
--------------------------------------------------------------------------------------------
  Investment advisory fee
   payable                             149,421         49,765          78,531         13,784
--------------------------------------------------------------------------------------------
  Distribution fee payable             104,589         32,391          49,466          8,690
--------------------------------------------------------------------------------------------
  Other accrued expenses               110,873         52,924          83,508         46,128
--------------------------------------------------------------------------------------------
    Total liabilities           $    1,116,733  $     850,880  $    2,331,199  $     510,103
--------------------------------------------------------------------------------------------
Net assets                      $  235,574,582  $  78,261,780  $  120,300,019  $  21,839,605
--------------------------------------------------------------------------------------------
Analysis of net assets
--------------------------------------------------------------------------------------------
Accumulated paid-in capital        157,571,722     56,953,007      83,002,799     19,948,629
--------------------------------------------------------------------------------------------
Undistributed net investment
 income (loss)                              --         20,883              --             --
--------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on investments                 506,846        791,063       1,377,415        400,231
--------------------------------------------------------------------------------------------
Accumulated net realized
 (loss) on futures                          --             --              --             --
--------------------------------------------------------------------------------------------
Unrealized appreciation
 (depreciation) of investments
 and foreign currencies
 denominated amounts                77,496,014     20,496,827      35,919,805      1,490,745
--------------------------------------------------------------------------------------------
Net assets                      $  235,574,582  $  78,261,780  $  120,300,019  $  21,839,605
--------------------------------------------------------------------------------------------
Class A: Net assets             $  196,751,809  $  72,646,889  $  115,252,520  $  17,308,122
--------------------------------------------------------------------------------------------
Shares outstanding                  15,023,499      3,237,312       3,368,944      3,013,526
--------------------------------------------------------------------------------------------
Net asset value and redemption
 price per share                        $13.10         $22.44          $34.21          $5.74
--------------------------------------------------------------------------------------------
Sales charge per share                   $0.65          $1.12           $1.71          $0.29
--------------------------------------------------------------------------------------------
Maximum offering price per
 share, including sales charge
 of 4.75%                               $13.75         $23.56          $35.92          $6.03
--------------------------------------------------------------------------------------------
Class B: Net assets             $   36,483,336  $   5,614,891  $    5,047,499  $   2,605,524
--------------------------------------------------------------------------------------------
Shares outstanding                   2,812,263        251,794         149,075        458,104
--------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                        $12.97         $22.30          $33.86          $5.69
--------------------------------------------------------------------------------------------
Class Y: Net assets             $    2,339,437             --              --  $   1,925,959
--------------------------------------------------------------------------------------------
Shares outstanding                     178,301             --              --        333,912
--------------------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per share             $13.12             --              --          $5.77
--------------------------------------------------------------------------------------------
Investments at cost             $  156,947,841  $  58,428,845  $   85,865,043  $  20,767,459
--------------------------------------------------------------------------------------------

See notes to financial statements.

52                      THE ENTERPRISE GROUP OF FUNDS, INC.

                                International   Government     High-Yield     Tax-Exempt                        Money
                                   Growth       Securities        Bond          Income         Managed         Market
                                  Portfolio      Portfolio      Portfolio      Portfolio      Portfolio       Portfolio
                                -------------  -------------  -------------  -------------  --------------  -------------
Assets:
-------------------------------------------------------------------------------------------------------------------------
  Investments at value          $  47,654,353  $  79,027,070  $  60,831,080  $  29,962,227  $  214,160,190  $  58,748,018
-------------------------------------------------------------------------------------------------------------------------
  Foreign currency at value
   (identified cost-$294,018)         299,017             --             --             --              --             --
-------------------------------------------------------------------------------------------------------------------------
  Receivable for fund shares
   sold                                59,681         49,513        122,670          2,989       1,130,807      2,725,649
-------------------------------------------------------------------------------------------------------------------------
  Receivable for investments
   sold                                    --             --             --             --         964,430             --
-------------------------------------------------------------------------------------------------------------------------
  Dividends and interest
   receivable                         148,084        577,093      1,268,098        561,471         153,452         37,115
-------------------------------------------------------------------------------------------------------------------------
  Due from investment adviser           6,415          2,868          9,884             --              --          7,712
-------------------------------------------------------------------------------------------------------------------------
  Forward currency contracts
   (net) receivable                   178,957             --             --             --              --             --
-------------------------------------------------------------------------------------------------------------------------
  Cash and other assets                12,795         11,808          3,134         69,584          38,468         70,032
-------------------------------------------------------------------------------------------------------------------------
    Total assets                $  48,359,302  $  79,668,352  $  62,234,866  $  30,596,271  $  216,447,347  $  61,588,526
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
-------------------------------------------------------------------------------------------------------------------------
  Payable for fund shares
   redeemed                             1,362         76,152             --          7,554          60,672        973,133
-------------------------------------------------------------------------------------------------------------------------
  Payable for investments
   purchased                          204,806             --             --             --              --             --
-------------------------------------------------------------------------------------------------------------------------
  Dividends and distributions
   payable                             91,872         95,896        114,905         24,289         176,207        129,043
-------------------------------------------------------------------------------------------------------------------------
  Investment advisory fee
   payable                             34,047         40,319         31,067         17,670         135,234         15,816
-------------------------------------------------------------------------------------------------------------------------
  Distribution fee payable             16,609         32,820         26,864         12,616          84,941         14,270
-------------------------------------------------------------------------------------------------------------------------
  Other accrued expenses               68,509         47,589         41,152         18,590         136,716         39,213
-------------------------------------------------------------------------------------------------------------------------
    Total liabilities           $     417,205  $     292,776  $     213,988  $      80,719  $      593,770  $   1,171,475
-------------------------------------------------------------------------------------------------------------------------
Net assets                      $  47,942,097  $  79,375,576  $  62,020,878  $  30,515,552  $  215,853,577  $  60,417,051
-------------------------------------------------------------------------------------------------------------------------
Analysis of net assets
-------------------------------------------------------------------------------------------------------------------------
Accumulated paid-in capital        43,271,454     85,177,352     62,248,758     28,992,587     180,787,263     60,417,051
-------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
 income (loss)                          5,385          6,299             --             --              --             --
-------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on investments                286,777     (4,072,133)    (2,503,597)        (7,708)        795,202             --
-------------------------------------------------------------------------------------------------------------------------
Accumulated net realized
 (loss) on futures                         --             --        (16,406)            --              --             --
-------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation
 (depreciation) of investments
 and foreign currencies
 denominated amounts                4,378,481     (1,735,942)     2,292,123      1,530,673      34,271,112             --
-------------------------------------------------------------------------------------------------------------------------
Net assets                      $  47,942,097  $  79,375,576  $  62,020,878  $  30,515,552  $  215,853,577  $  60,417,051
-------------------------------------------------------------------------------------------------------------------------
Class A: Net assets             $  34,837,373  $  73,692,645  $  54,128,734  $  28,478,453  $  101,021,684  $  59,073,500
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                  2,036,798      6,247,610      4,570,204      2,058,828      12,671,624     59,073,500
-------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption
 price per share                       $17.10         $11.80         $11.84         $13.83           $7.97          $1.00
-------------------------------------------------------------------------------------------------------------------------
Sales charge per share                  $0.85          $0.59          $0.59          $0.69           $0.40             --
-------------------------------------------------------------------------------------------------------------------------
Maximum offering price per
 share, including sales charge
 of 4.75%                              $17.95         $12.39         $12.43         $14.52           $8.37          $1.00
-------------------------------------------------------------------------------------------------------------------------
Class B: Net assets             $   4,276,255  $   5,682,931  $   7,892,144  $   2,037,099  $   57,037,403  $   1,343,551
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                    251,937        481,863        666,355        147,266       7,192,519      1,343,551
-------------------------------------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                       $16.97         $11.79         $11.84         $13.83           $7.93          $1.00
-------------------------------------------------------------------------------------------------------------------------
Class Y: Net assets             $   8,828,469             --             --             --  $   57,794,490             --
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                    516,233             --             --             --       7,239,473             --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per share            $17.10             --             --             --           $7.98             --
-------------------------------------------------------------------------------------------------------------------------
Investments at cost             $  43,461,270  $  80,763,012  $  58,538,957  $  28,431,554  $  179,889,078  $  58,748,018
-------------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     53

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

December 31, 1996
--------------------------------------------------------------------------------

                                                  Equity         Capital        Small
                                   Growth         Income      Appreciation     Company
                                  Portfolio      Portfolio      Portfolio     Portfolio
                                -------------  -------------  -------------  ------------
Investment income:
-----------------------------------------------------------------------------------------
  Dividends                     $   1,479,482  $   1,987,966  $     560,762  $    280,021
-----------------------------------------------------------------------------------------
  Interest                            430,987        373,486        330,090        51,685
-----------------------------------------------------------------------------------------
    Total                           1,910,469      2,361,452        890,852       331,706
-----------------------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------------------
  Management fees                   1,282,393        523,261        935,780       153,784
-----------------------------------------------------------------------------------------
  Distribution fees, Class A          690,381        299,864        544,739        75,252
-----------------------------------------------------------------------------------------
  Distribution fees, Class B          164,357         31,317         37,175        14,686
-----------------------------------------------------------------------------------------
  Transfer agent fees                 357,472        183,514        320,187       111,303
-----------------------------------------------------------------------------------------
  Custodian and accounting
   fees                                81,399(1)        77,562        82,311(1)       69,326
-----------------------------------------------------------------------------------------
  Audit and legal fees                 36,428         22,324         30,849        14,892
-----------------------------------------------------------------------------------------
  Reports to shareholders              42,734         23,755         33,957        15,273
-----------------------------------------------------------------------------------------
  Registration fees                    23,343         17,505         17,436        15,711
-----------------------------------------------------------------------------------------
  Directors' fees                       5,281          5,281          5,281         5,281
-----------------------------------------------------------------------------------------
  Other expenses                       26,863         13,712         13,831         9,359
-----------------------------------------------------------------------------------------
      Total expenses                2,710,651      1,198,095      2,021,546       484,867
-----------------------------------------------------------------------------------------
    Less: Expense
     reimbursement                    (37,407 (1)      (126,447)       (21,601 (1)     (128,396)
-----------------------------------------------------------------------------------------
    Total expenses, net of
     reimbursement                  2,673,244      1,071,648      1,999,945       356,471
-----------------------------------------------------------------------------------------
Net investment income (loss)         (762,775)     1,289,804     (1,109,093)      (24,765)
-----------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments:
-----------------------------------------------------------------------------------------
  Net realized gain on
   security transactions           11,317,236      5,664,492     10,763,909     1,473,114
-----------------------------------------------------------------------------------------
  Net realized gain of foreign
   currency transactions                   --             --             --            --
-----------------------------------------------------------------------------------------
  Net realized (loss) from
   futures transactions                    --             --             --            --
-----------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments
   and foreign currency
   related transactions            36,890,580      4,614,269      9,326,093       795,406
-----------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments        48,207,816     10,278,761     20,090,002     2,268,520
-----------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                     $  47,445,041  $  11,568,565  $  18,980,909  $  2,243,755
-----------------------------------------------------------------------------------------

(1) Reflects total expense before reduction for brokerage commission credits which are reflected as expense reimbursement.

(2) Net of foreign taxes withheld of $148,756 for International Growth.

(3) Net of foreign taxes withheld of $4,769 for High-Yield Bond.
See notes to financial statements.

54                      THE ENTERPRISE GROUP OF FUNDS, INC.

                                International  Government     High-Yield    Tax-Exempt                     Money
                                   Growth      Securities        Bond         Income        Managed        Market
                                 Portfolio      Portfolio     Portfolio     Portfolio      Portfolio     Portfolio
                                ------------  -------------  ------------  ------------  -------------  ------------
Investment income:
--------------------------------------------------------------------------------------------------------------------
  Dividends                     $    972,764(2) $          -- $        562 $         --  $   2,779,921  $         --
--------------------------------------------------------------------------------------------------------------------
  Interest                           112,592      6,258,170     5,390,991(3)    1,919,018     1,384,914    2,488,630
--------------------------------------------------------------------------------------------------------------------
    Total                          1,085,356      6,258,170     5,391,553     1,919,018      4,164,835     2,488,630
--------------------------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------------------------
  Management fees                    353,427        490,882       339,960       162,828      1,164,633       160,844
--------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class A         144,773        350,233       231,787       139,290        336,067       134,847
--------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class B          26,468         39,843        51,518        16,122        359,391         8,556
--------------------------------------------------------------------------------------------------------------------
  Transfer agent fees                141,777        160,283       112,471        48,267        345,491       125,639
--------------------------------------------------------------------------------------------------------------------
  Custodian and accounting
   fees                              169,688         68,802        77,189        52,886         86,034        49,594
--------------------------------------------------------------------------------------------------------------------
  Audit and legal fees                18,260         23,786        20,237        15,758         34,895        16,496
--------------------------------------------------------------------------------------------------------------------
  Reports to shareholders             14,756         19,574        15,049         9,032         33,883        12,801
--------------------------------------------------------------------------------------------------------------------
  Registration fees                   16,469         15,977        20,031        16,040         33,406        24,722
--------------------------------------------------------------------------------------------------------------------
  Directors' fees                      5,281          5,281         5,281         5,281          5,281         5,281
--------------------------------------------------------------------------------------------------------------------
  Other expenses                       5,760          5,699         5,432         2,398         43,412         8,905
--------------------------------------------------------------------------------------------------------------------
      Total expenses                 896,659      1,180,360       878,955       467,902      2,442,493       547,685
--------------------------------------------------------------------------------------------------------------------
    Less: Expense
     reimbursement                   (80,932)       (94,868)     (114,041)      (51,959)            --       (82,594)
--------------------------------------------------------------------------------------------------------------------
    Total expenses, net of
     reimbursement                   815,727      1,085,492       764,914       415,943      2,442,493       465,091
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)         269,629      5,172,678     4,626,639     1,503,075      1,722,342     2,023,539
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments:
--------------------------------------------------------------------------------------------------------------------
  Net realized gain on
   security transactions           1,360,255        342,253       746,203        54,614      4,191,029            --
--------------------------------------------------------------------------------------------------------------------
  Net realized gain of foreign
   currency transactions           1,296,232             --            --            --             --            --
--------------------------------------------------------------------------------------------------------------------
  Net realized (loss) from
   futures transactions                   --             --       (16,406)           --             --            --
--------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments
   and foreign currency
   related transactions            2,020,264       (754,744)    1,549,219      (497,297)    25,922,892            --
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments        4,676,751       (412,491)    2,279,017      (442,683)    30,113,921            --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                     $  4,946,380  $   4,760,187  $  6,905,655  $  1,060,392  $  31,836,263  $  2,023,539
--------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     55

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            Equity
                                            Growth                          Income
                                          Portfolio                       Portfolio
                                ------------------------------  ------------------------------
                                  Year Ended      Year Ended      Year Ended      Year Ended
                                 December 31,    December 31,    December 31,    December 31,
                                     1996            1995            1996            1995
                                --------------  --------------  --------------  --------------
From operations:
  Net investment income (loss)  $     (762,775) $     (378,776) $    1,289,804  $    1,300,216
----------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                      11,317,236       6,794,506       5,664,492       1,598,560
----------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                      --              --              --              --
----------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments       36,890,580      28,354,972       4,614,269      13,200,967
----------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                         47,445,041      34,770,702      11,568,565      16,099,743
----------------------------------------------------------------------------------------------
Distributions to shareholders
 from:
----------------------------------------------------------------------------------------------
  Net investment income, Class
   A                                        --              --      (1,197,980)     (1,306,465)
----------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                        --              --         (63,375)        (12,321)
----------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                        --              --              --              --
----------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A             (10,559,038)     (4,773,412)     (4,726,758)     (1,999,775)
----------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B              (1,957,665)       (178,422)       (369,926)        (34,959)
----------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y                (124,046)             --              --              --
----------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders     (12,640,749)     (4,951,834)     (6,358,039)     (3,353,520)
----------------------------------------------------------------------------------------------
From capital share
 transactions:
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
  Shares sold                      106,776,181      45,641,846       9,911,599       6,311,340
----------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    10,017,857       4,691,077       5,727,817       3,211,683
----------------------------------------------------------------------------------------------
  Shares redeemed                  (74,805,079)    (45,909,409)    (10,005,618)    (11,254,005)
----------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class A                            41,988,959       4,423,514       5,633,798      (1,730,982)
----------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------
  Shares sold                       28,798,411       4,393,535       4,189,055       1,004,412
----------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     1,812,775         173,874         392,623          47,260
----------------------------------------------------------------------------------------------
  Shares redeemed                   (1,074,883)        (54,414)       (155,615)         (1,282)
----------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class B                            29,536,303       4,512,995       4,426,063       1,050,390
----------------------------------------------------------------------------------------------
Class Y
----------------------------------------------------------------------------------------------
  Shares sold                        5,950,078              --              --              --
----------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                       124,046              --              --              --
----------------------------------------------------------------------------------------------
  Shares redeemed                   (3,959,203)             --              --              --
----------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class Y                             2,114,921              --              --              --
----------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions         73,640,183       8,936,509      10,059,861        (680,592)
----------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                        108,444,475      38,755,377      15,270,387      12,065,631
----------------------------------------------------------------------------------------------
Net assets:
----------------------------------------------------------------------------------------------
  Beginning of period           $  127,130,107  $   88,374,730  $   62,991,393  $   50,925,762
----------------------------------------------------------------------------------------------
  End of period                 $  235,574,582  $  127,130,107  $   78,261,780  $   62,991,393
----------------------------------------------------------------------------------------------

See notes to financial statements.

56                      THE ENTERPRISE GROUP OF FUNDS, INC.

                                           Capital                         Small                     International
                                         Appreciation                     Company                        Growth
                                          Portfolio                      Portfolio                     Portfolio
                                ------------------------------  ----------------------------  ----------------------------
                                  Year Ended      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                 December 31,    December 31,   December 31,   December 31,   December 31,   December 31,
                                     1996            1995           1996           1995           1996           1995
                                --------------  --------------  -------------  -------------  -------------  -------------
From operations:
  Net investment income (loss)  $   (1,109,093) $     (954,847) $     (24,765) $      77,479  $     269,629  $     188,326
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                      10,763,909      14,667,515      1,473,114        540,493      2,656,487      1,144,555
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                      --              --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments        9,326,093      11,787,574        795,406      1,467,446      2,020,264      2,852,133
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                         18,980,909      25,500,242      2,243,755      2,085,418      4,946,380      4,185,014
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
 from:
--------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                                        --              --             --        (58,837)      (173,156)      (155,426)
--------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                        --              --             --         (2,838)       (13,172)        (6,393)
--------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                        --              --             --        (18,232)       (79,688)       (25,605)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A             (11,466,091)    (11,321,192)      (868,453)      (711,443)    (1,684,658)    (1,283,151)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B                (501,250)       (182,690)      (131,977)       (31,195)      (208,721)       (49,215)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y                      --              --       (100,931)      (106,095)      (424,530)      (138,950)
--------------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders     (11,967,341)    (11,503,882)    (1,101,361)      (928,640)    (2,583,925)    (1,658,740)
--------------------------------------------------------------------------------------------------------------------------
From capital share
 transactions:
--------------------------------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------------------------------
  Shares sold                       19,727,741      40,980,067      4,307,659      4,616,227      9,214,469      4,583,946
--------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    10,709,311      10,974,833        831,465        731,050      1,776,922      1,401,593
--------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (43,391,759)    (46,152,644)    (8,474,210)    (8,913,867)    (6,715,142)    (7,270,812)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class A                           (12,954,707)      5,802,256     (3,335,086)    (3,566,590)     4,276,249     (1,285,273)
--------------------------------------------------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------------------------------------------------
  Shares sold                        2,946,771       1,965,319      1,845,129        875,292      3,267,075      1,030,189
--------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                       466,933         176,796        122,778         32,375        213,154         54,311
--------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                     (331,951)        (18,795)      (260,393)       (15,478)      (393,878)        (1,195)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class B                             3,081,753       2,123,320      1,707,514        892,189      3,086,351      1,083,305
--------------------------------------------------------------------------------------------------------------------------
Class Y
--------------------------------------------------------------------------------------------------------------------------
  Shares sold                               --              --        847,748      2,875,817      6,700,676      3,108,334
--------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                            --              --          1,728            616        504,218        164,552
--------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                           --              --     (1,938,659)       (64,876)    (1,819,421)      (288,315)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class Y                                    --              --     (1,089,183)     2,811,557      5,385,473      2,984,571
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions         (9,872,954)      7,925,576     (2,716,755)       137,156     12,748,073      2,782,603
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                         (2,859,386)     21,921,936     (1,574,361)     1,293,934     15,110,528      5,308,877
--------------------------------------------------------------------------------------------------------------------------
Net assets:
--------------------------------------------------------------------------------------------------------------------------
  Beginning of period           $  123,159,405  $  101,237,469  $  23,413,966  $  22,120,032  $  32,831,569  $  27,522,692
--------------------------------------------------------------------------------------------------------------------------
  End of period                 $  120,300,019  $  123,159,405  $  21,839,605  $  23,413,966  $  47,942,097  $  32,831,569
--------------------------------------------------------------------------------------------------------------------------

                                          Government
                                          Securities
                                          Portfolio
                                ------------------------------
                                  Year Ended      Year Ended
                                 December 31,    December 31,
                                     1996            1995
                                --------------  --------------
From operations:
  Net investment income (loss)  $    5,172,678  $    5,727,267
------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                         342,253        (108,087)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                      --              --
--------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments         (754,744)      9,333,710
--------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net
 assets resulting from
 operations                          4,760,187      14,952,890
--------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders
 from:
--------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   A                                (4,942,104)     (5,695,090)
--------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   B                                  (230,737)        (32,004)
--------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   Y                                        --              --
--------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class A                      --              --
--------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class B                      --              --
--------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class Y                      --              --
--------------------------------------------------------------------------------------------------------------------------

Total dividends and
 distributions to shareholders      (5,172,841)     (5,727,094)
--------------------------------------------------------------------------------------------------------------------------

From capital share
 transactions:
--------------------------------------------------------------------------------------------------------------------------

Class A
--------------------------------------------------------------------------------------------------------------------------

  Shares sold                        8,082,041       9,695,011
--------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                     3,653,159       4,225,438
--------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                  (23,815,232)    (21,313,935)
--------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) --
 Class A                           (12,080,032)     (7,393,486)
--------------------------------------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------------------------------------

  Shares sold                        4,496,001       2,124,239
--------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                       177,788          21,390
--------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                   (1,153,825)        (60,182)
--------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) --
 Class B                             3,519,964       2,085,447
--------------------------------------------------------------------------------------------------------------------------

Class Y
--------------------------------------------------------------------------------------------------------------------------

  Shares sold                               --              --
--------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                            --              --
--------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                           --              --
--------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) --
 Class Y                                    --              --
--------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets resulting from
 capital share transactions         (8,560,068)     (5,308,039)
--------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets                         (8,972,722)      3,917,757
--------------------------------------------------------------------------------------------------------------------------

Net assets:
--------------------------------------------------------------------------------------------------------------------------

  Beginning of period           $   88,348,298  $   84,430,541
--------------------------------------------------------------------------------------------------------------------------

  End of period                 $   79,375,576  $   88,348,298
--------------------------------------------------------------------------------------------------------------------------


                      THE ENTERPRISE GROUP OF FUNDS, INC.                     57

--------------------------------------------------------------------------------

                                          High-Yield                      Tax-Exempt
                                        Bond Portfolio                 Income Portfolio
                                ------------------------------  ------------------------------
                                  Year Ended      Year Ended      Year Ended      Year Ended
                                 December 31,    December 31,    December 31,    December 31,
                                     1996            1995            1996            1995
                                --------------  --------------  --------------  --------------
From operations:
  Net investment income (loss)  $    4,626,639  $    4,460,864  $    1,503,075  $    1,660,529
----------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                         746,203          98,195          54,614         (62,322)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                 (16,406)        (20,528)             --              --
----------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments        1,549,219       2,865,091        (497,297)      3,201,486
----------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                          6,905,655       7,403,622       1,060,392       4,799,693
----------------------------------------------------------------------------------------------
Distributions to shareholders
 from:
----------------------------------------------------------------------------------------------
  Net investment income, Class
   A                                (4,227,766)     (4,375,039)     (1,437,694)     (1,652,187)
----------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                  (398,943)        (85,755)        (65,432)         (8,291)
----------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                        --              --              --              --
----------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A                      --              --              --         (57,270)
----------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B                      --              --              --          (1,441)
----------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y                      --              --              --              --
----------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders      (4,626,709)     (4,460,794)     (1,503,126)     (1,719,189)
----------------------------------------------------------------------------------------------
From capital share
 transactions:
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
  Shares sold                       12,189,056      11,047,929       2,501,597       2,165,696
----------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     3,065,474       3,181,327       1,077,601       1,296,292
----------------------------------------------------------------------------------------------
  Shares redeemed                  (15,310,792)     (9,796,098)     (8,294,043)     (7,202,770)
----------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class A                               (56,262)      4,433,158      (4,714,845)     (3,740,782)
----------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------
  Shares sold                        5,149,262       2,908,963       1,482,068         897,621
----------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                       269,854          50,351          57,257           9,311
----------------------------------------------------------------------------------------------
  Shares redeemed                     (754,001)        (23,860)       (403,587)         (6,392)
----------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class B                             4,665,115       2,935,454       1,135,738         900,540
----------------------------------------------------------------------------------------------
Class Y
----------------------------------------------------------------------------------------------
  Shares sold                               --              --              --              --
----------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                            --              --              --              --
----------------------------------------------------------------------------------------------
  Shares redeemed                           --              --              --              --
----------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class Y                                    --              --              --              --
----------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions          4,608,853       7,368,612      (3,579,107)     (2,840,242)
----------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                          6,887,799      10,311,440      (4,021,841)        240,262
----------------------------------------------------------------------------------------------
Net assets:
----------------------------------------------------------------------------------------------
  Beginning of period           $   55,133,079  $   44,821,639  $   34,537,393  $   34,297,131
----------------------------------------------------------------------------------------------
  End of period                 $   62,020,878  $   55,133,079  $   30,515,552  $   34,537,393
----------------------------------------------------------------------------------------------

See notes to financial statements.

58                      THE ENTERPRISE GROUP OF FUNDS, INC.

                                           Managed                       Money Market
                                          Portfolio                       Portfolio
                                -----------------------------  --------------------------------
                                  Year Ended     Year Ended      Year Ended       Year Ended
                                 December 31,   December 31,    December 31,     December 31,
                                     1996           1995            1996             1995
                                --------------  -------------  ---------------  ---------------
From operations:
  Net investment income (loss)  $    1,722,342  $     443,577  $     2,023,539  $     1,715,817
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                       4,191,029        845,958               --               --
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                      --             --               --               --
-----------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments       25,922,892      8,465,164               --               --
-----------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                         31,836,263      9,754,699        2,023,539        1,715,817
-----------------------------------------------------------------------------------------------
Distributions to shareholders
 from:
-----------------------------------------------------------------------------------------------
  Net investment income, Class
   A                                  (799,735)      (214,318)      (1,984,743)      (1,714,261)
-----------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                  (286,048)       (63,848)         (38,796)          (1,556)
-----------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                  (643,498)      (175,299)              --               --
-----------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A              (1,790,459)      (213,842)              --               --
-----------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B              (1,012,095)       (75,104)              --               --
-----------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y              (1,018,912)      (119,052)              --               --
-----------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders      (5,550,747)      (861,463)      (2,023,539)      (1,715,817)
-----------------------------------------------------------------------------------------------
From capital share
 transactions:
-----------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------
  Shares sold                       48,360,893     36,943,421      155,780,333      127,849,845
-----------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     2,491,364        406,123        1,843,341        1,635,878
-----------------------------------------------------------------------------------------------
  Shares redeemed                  (10,298,814)    (3,992,116)    (138,874,791)    (121,495,592)
-----------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class A                            40,553,443     33,357,428       18,748,883        7,990,131
-----------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------
  Shares sold                       35,850,528     16,257,715        4,456,552          604,172
-----------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     1,222,567        133,775           35,289            1,198
-----------------------------------------------------------------------------------------------
  Shares redeemed                   (2,767,399)      (347,918)      (3,542,604)        (211,056)
-----------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class B                            34,305,696     16,043,572          949,237          394,314
-----------------------------------------------------------------------------------------------
Class Y
-----------------------------------------------------------------------------------------------
  Shares sold                       30,665,682     26,548,228               --               --
-----------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     1,662,410        294,328               --               --
-----------------------------------------------------------------------------------------------
  Shares redeemed                   (8,914,287)    (1,714,136)              --               --
-----------------------------------------------------------------------------------------------
Net increase (decrease) --
 Class Y                            23,413,805     25,128,420               --               --
-----------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions         98,272,944     74,529,420       19,698,120        8,384,445
-----------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                        124,558,460     83,422,656       19,698,120        8,384,445
-----------------------------------------------------------------------------------------------
Net assets:
-----------------------------------------------------------------------------------------------
  Beginning of period           $   91,295,117  $   7,872,461  $    40,718,931  $    32,334,486
-----------------------------------------------------------------------------------------------
  End of period                 $  215,853,577  $  91,295,117  $    60,417,051  $    40,718,931
-----------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     59

GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                        ------------------------------------------
Growth Portfolio (CLASS A)                                                                1996       1995       1994       1993
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                     $   10.44  $    7.76  $    8.26  $    7.96
Net Investment Income (Loss)                                                                (0.04)     (0.03)     (0.02)      0.01
Net Realized and Unrealized Gain (Loss) on Investments                                       3.44       3.13      (0.06)      0.84
                                                                                        ---------  ---------  ---------  ---------
Total from Investment Operations                                                             3.40       3.10      (0.08)      0.85
                                                                                        ---------  ---------  ---------  ---------
Dividends from Net Investment Income                                                         0.00       0.00       0.00       0.01
Distributions from Capital Gains                                                             0.74       0.42       0.42       0.54
                                                                                        ---------  ---------  ---------  ---------
Total Distributions                                                                          0.74       0.42       0.42       0.55
                                                                                        ---------  ---------  ---------  ---------
Net Asset Value End of Period                                                           $   13.10  $   10.44  $    7.76  $    8.26
                                                                                        ---------  ---------  ---------  ---------
Total ReturnC                                                                              32.60%     39.99%      (0.99)%    10.59%
Net Assets End of Period (in thousands)                                                 $ 196,752  $ 122,559  $  88,375  $  90,902
Ratio of Expenses to Average Net Assets                                                     1.53%F     1.60%      1.56%      1.60%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                 1.53%F     1.60%      1.56%      1.61%
Ratio of Net Investment Income (Loss) to Average Net Assets                               (0.39)%    (0.35)%    (0.30)%      0.10%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)           (0.39)%    (0.35)%    (0.30)%      0.06%
Portfolio Turnover Rate                                                                    29.90%     45.30%     64.50%    107.90%
Average commission per shareE                                                           $  0.0636

Growth Portfolio (CLASS A)                                                                1992G
--------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                     $    8.22
Net Investment Income (Loss)                                                                (0.02)
Net Realized and Unrealized Gain (Loss) on Investments                                       0.55
                                                                                        ---------
Total from Investment Operations                                                             0.53
                                                                                        ---------
Dividends from Net Investment Income                                                         0.00
Distributions from Capital Gains                                                             0.79
                                                                                        ---------
Total Distributions                                                                          0.79
                                                                                        ---------
Net Asset Value End of Period                                                           $    7.96
                                                                                        ---------
Total ReturnC                                                                               6.46%
Net Assets End of Period (in thousands)                                                 $  84,200
Ratio of Expenses to Average Net Assets                                                     1.60%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                 1.67%
Ratio of Net Investment Income (Loss) to Average Net Assets                               (0.30)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)           (0.31)%
Portfolio Turnover Rate                                                                    61.20%
Average commission per shareE

                                                                                            YEAR ENDED           FOR THE PERIOD
                                                                                        ------------------  ------------------------
Growth Portfolio (CLASS B)                                                              DECEMBER 31, 1996   5/1/95 THROUGH 12/31/95
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                         $    10.41             $     8.69
Net Investment Income (Loss)                                                                     (0.06)                 (0.02)
Net Realized and Unrealized Gain (Loss) on Investments                                            3.36                   2.16
                                                                                               -------               --------
Total from Investment Operations                                                                  3.30                   2.14
                                                                                               -------               --------
Dividends from Net Investment Income                                                              0.00                   0.00
Distributions from Capital Gains                                                                  0.74                   0.42
                                                                                               -------               --------
Total Distributions                                                                               0.74                   0.42
                                                                                               -------               --------
Net Asset Value End of Period                                                               $    12.97             $    10.41
                                                                                               -------               --------
Total ReturnD                                                                                   31.73%                 24.66%B
Net Assets End of Period (in thousands)                                                 $       36,483      $            4,572
Ratio of Expenses to Average Net Assets                                                          2.10%    F              2.15%     A
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                      2.10%    F              2.15%     A
Ratio of Net Investment Income (loss) to Average Net Assets                                    (0.96)%                 (0.82)%     A
Ratio of Net Investment Income (loss) to Average Net Assets (Excluding Waivers)                (0.96)%                 (0.82)%     A
Portfolio Turnover Rate                                                                         29.90%                  45.30%     A
Average commission per shareE                                                           $       0.0636

Growth Portfolio (CLASS B)
--------------------------------------------------------------------------------------
Net Asset Value Beginning of Period
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total from Investment Operations
Dividends from Net Investment Income
Distributions from Capital Gains
Total Distributions
Net Asset Value End of Period
Total ReturnD
Net Assets End of Period (in thousands)
Ratio of Expenses to Average Net Assets
Ratio of Expenses to Average Net Assets (Excluding Waivers)
Ratio of Net Investment Income (loss) to Average Net Assets
Ratio of Net Investment Income (loss) to Average Net Assets (Excluding Waivers)
Portfolio Turnover Rate
Average commission per shareE

A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions are charged during the period.
F Effective September 1, 1995, ratio includes expenses paid indirectly.
G Based on average monthly shares outstanding.

                       See notes to financial statements.

60                      THE ENTERPRISE GROUP OF FUNDS, INC.

GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                FOR THE PERIOD
                                                                            ----------------------
                                                                                8/8/96 THROUGH
Growth Portfolio (CLASS Y)                                                         12/31/96
--------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                               $    11.96
Net Investment Income (Loss)                                                            0.00
Net Realized and Unrealized Gain (Loss) on Investments                                  1.90
                                                                                     -------
Total from Investment Operations                                                        1.90
                                                                                     -------
Dividends from Net Investment Income                                                    0.00
Distributions from Capital Gains                                                        0.74
                                                                                     -------
Total Distributions                                                                     0.74
                                                                                     -------
Net Asset Value End of Period                                                     $    13.12
                                                                                     -------
Total Return                                                                          15.91%B
Net Assets End of Period (in thousands)                                     $           2,339
Ratio of Expenses to Average Net Assets                                                 1.10%    AD
Ratio of Expenses to Average Net Assets (Excluding Waivers)                             1.10%    AD
Ratio of Net Investment Income (loss) to Average Net Assets                             0.04%    A
Ratio of Net Investment Income (loss) to Average Net Assets (Excluding
 Waivers)                                                                               0.04%    A
Portfolio Turnover Rate                                                                29.90%    A
Average commission per shareC                                               $          0.0636

Growth Portfolio (CLASS Y)
--------------------------------------------------------------------------
Net Asset Value Beginning of Period
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total from Investment Operations
Dividends from Net Investment Income
Distributions from Capital Gains
Total Distributions
Net Asset Value End of Period
Total Return
Net Assets End of Period (in thousands)
Ratio of Expenses to Average Net Assets
Ratio of Expenses to Average Net Assets (Excluding Waivers)
Ratio of Net Investment Income (loss) to Average Net Assets
Ratio of Net Investment Income (loss) to Average Net Assets (Excluding
 Waivers)
Portfolio Turnover Rate
Average commission per shareC

A Annualized.
B Not Annualized.
C Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
D Effective September 1, 1995, ratio includes expenses paid indirectly.

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     61

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                          ------------------------------------------
Equity Income Portfolio (CLASS A)                                                           1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                       $   20.73  $   16.43  $   17.75  $   16.93
Net Investment Income (Loss)                                                                   0.41       0.45       0.44       0.52
Net Realized and Unrealized Gain (Loss) on Investments                                         3.27       5.00      (0.53)      1.74
                                                                                          ---------  ---------  ---------  ---------
Total from Investment Operations                                                               3.68       5.45      (0.09)      2.26
                                                                                          ---------  ---------  ---------  ---------
Dividends from Net Investment Income                                                           0.40       0.45       0.44       0.50
Distributions from Capital Gains                                                               1.57       0.70       0.79       0.94
                                                                                          ---------  ---------  ---------  ---------
Total Distributions                                                                            1.97       1.15       1.23       1.44
                                                                                          ---------  ---------  ---------  ---------
Net Asset Value End of Period                                                             $   22.44  $   20.73  $   16.43  $   17.75
                                                                                          ---------  ---------  ---------  ---------
Total ReturnC                                                                                17.86%     33.38%    (0.49)%     13.45%
Net Assets End of Period (in thousands)                                                   $  72,647  $  61,906  $  50,926  $  49,920
Ratio of Expenses to Average Net Assets                                                       1.50%      1.50%      1.50%      1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                   1.68%      1.78%      1.73%      1.91%
Ratio of Net Investment Income to Average Net Assets                                          1.87%      2.33%      2.50%      2.90%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                      1.69%      2.06%      2.30%      2.51%
Portfolio Turnover Rate                                                                      33.22%     25.60%     41.40%     39.90%
Average commission per shareE                                                             $  0.0615

Equity Income Portfolio (CLASS A)                                                           1992
----------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                       $   16.00
Net Investment Income (Loss)                                                                   0.43
Net Realized and Unrealized Gain (Loss) on Investments                                         0.92
                                                                                          ---------
Total from Investment Operations                                                               1.35
                                                                                          ---------
Dividends from Net Investment Income                                                           0.41
Distributions from Capital Gains                                                               0.01
                                                                                          ---------
Total Distributions                                                                            0.42
                                                                                          ---------
Net Asset Value End of Period                                                             $   16.93
                                                                                          ---------
Total ReturnC                                                                                 8.48%
Net Assets End of Period (in thousands)                                                   $  40,918
Ratio of Expenses to Average Net Assets                                                       1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                   1.95%
Ratio of Net Investment Income to Average Net Assets                                          2.80%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                      2.22%
Portfolio Turnover Rate                                                                      38.30%
Average commission per shareE

                                                                          YEAR ENDED           FOR THE PERIOD
                                                                      ------------------  ------------------------
Equity Income Portfolio (CLASS B)                                     DECEMBER 31, 1996   5/1/95 THROUGH 12/31/95
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                       $    20.67             $    18.12
Net Investment Income (Loss)                                                    0.24                   0.29
Net Realized and Unrealized Gain (Loss) on Investments                          3.30                   3.40
                                                                             -------               --------
Total from Investment Operations                                                3.54                   3.69
                                                                             -------               --------
Dividends from Net Investment Income                                            0.34                   0.44
Distributions from Capital Gains                                                1.57                   0.70
                                                                             -------               --------
Total Distributions                                                             1.91                   1.14
                                                                             -------               --------
Net Asset Value End of Period                                             $    22.30             $    20.67
                                                                             -------               --------
Total ReturnD                                                                 17.22%                 20.57%B
Net Assets End of Period (in thousands)                               $        5,615      $            1,086
Ratio of Expenses to Average Net Assets                                        2.05%                   2.05%     A
Ratio of Expenses to Average Net Assets (Excluding Waivers)                    2.23%                   2.23%     A
Ratio of Net Investment Income to Average Net Assets                           1.32%                   1.56%     A
Ratio of Net Investment Income to Average Net Assets (Excluding
 Waivers)                                                                      1.14%                   1.33%     A
Portfolio Turnover Rate                                                       33.22%                  25.60%     A
Average commission per shareE                                         $       0.0615

Equity Income Portfolio (CLASS B)
--------------------------------------------------------------------
Net Asset Value Beginning of Period
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total from Investment Operations
Dividends from Net Investment Income
Distributions from Capital Gains
Total Distributions
Net Asset Value End of Period
Total ReturnD
Net Assets End of Period (in thousands)
Ratio of Expenses to Average Net Assets
Ratio of Expenses to Average Net Assets (Excluding Waivers)
Ratio of Net Investment Income to Average Net Assets
Ratio of Net Investment Income to Average Net Assets (Excluding
 Waivers)
Portfolio Turnover Rate
Average commission per shareE

A Annualized.
B Not Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                       See notes to financial statements.

62                      THE ENTERPRISE GROUP OF FUNDS, INC.

CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                             YEAR ENDED DECEMBER 31,
                                                                              -----------------------------------------------------
Capital Appreciation Portfolio (CLASS A)                                        1996       1995       1994       1993       1992F
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                           $   32.54  $   28.54  $   31.10  $   29.42  $   27.80
Net Investment Income (Loss)                                                      (0.31)     (0.25)     (0.13)     (0.15)     (0.04)
Net Realized and Unrealized Gain (Loss) on Investments                             5.69       7.59      (0.95)      1.83       1.66
                                                                              ---------  ---------  ---------  ---------  ---------
Total from Investment Operations                                              $    5.38  $    7.34  $   (1.08) $    1.68  $    1.62
                                                                              ---------  ---------  ---------  ---------  ---------
Dividends from Net Investment Income                                               0.00       0.00       0.00       0.00       0.00
Distributions from Capital Gains                                                   3.71       3.34       1.48       0.00       0.00
                                                                              ---------  ---------  ---------  ---------  ---------
Total Distributions                                                                3.71       3.34       1.48       0.00       0.00
                                                                              ---------  ---------  ---------  ---------  ---------
Net Asset Value End of Period                                                 $   34.21  $   32.54  $   28.54  $   31.10  $   29.42
                                                                              ---------  ---------  ---------  ---------  ---------
Total ReturnB                                                                    16.52%     25.72%    (3.46)%      5.71%      5.83%
Net Assets End of Period (in thousands)                                       $ 115,253  $ 121,207  $ 101,237  $ 103,187  $  72,569
Ratio of Expenses to Average Net Assets                                           1.60%G     1.65%      1.66%      1.64%      1.72%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                       1.60%G     1.65%      1.66%      1.64%      1.72%
Ratio of Net Investment Income (Loss) to Average Net Assets                     (0.87)%    (0.82)%    (0.50)%    (0.60)%    (0.20)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Waivers)                                                                       (0.87)%    (0.82)%    (0.50)%    (0.60)%    (0.20)%
Portfolio Turnover Rate                                                          66.42%     65.20%     74.40%     61.90%     32.50%
Average commission per shareA                                                 $  0.0486

                                                                                  YEAR ENDED            FOR THE PERIOD
                                                                              -------------------  ------------------------
Capital Appreciation Portfolio (CLASS B)                                       DECEMBER 31, 1996   5/1/95 THROUGH 12/31/95
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                $   32.42              $    30.04
Net Investment Income (Loss)                                                           (0.35)                  (0.12)
Net Realized and Unrealized Gain (Loss) on Investments                                  5.50                    5.84
                                                                                     -------                --------
Total from Investment Operations                                                        5.15                    5.72
                                                                                     -------                --------
Dividends from Net Investment Income                                                    0.00                    0.00
Distributions from Capital Gains                                                        3.71                    3.34
                                                                                     -------                --------
Total Distributions                                                                     3.71                    3.34
                                                                                     -------                --------
Net Asset Value End of Period                                                      $   33.86              $    32.42
                                                                                     -------                --------
Total ReturnC                                                                         15.87%                  18.99%D
Net Assets End of Period (in thousands)                                       $         5,047      $            1,953
Ratio of Expenses to Average Net Assets                                                 2.14%    G              2.08%     E
Ratio of Expenses to Average Net Assets (Excluding Waivers)                             2.14%    G              2.08%     E
Ratio of Net Investment Income (loss) to Average Net Assets                           (1.43)%                 (1.41)%     E
Ratio of Net Investment Income (loss) to Average Net Assets (Excluding
 Waivers)                                                                             (1.43)%                 (1.41)%     E
Portfolio Turnover Rate                                                                66.42%                  65.20%     E
Average commission per shareA                                                 $        0.0486

Capital Appreciation Portfolio (CLASS B)
----------------------------------------------------------------------------
Net Asset Value Beginning of Period
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total from Investment Operations
Dividends from Net Investment Income
Distributions from Capital Gains
Total Distributions
Net Asset Value End of Period
Total ReturnC
Net Assets End of Period (in thousands)
Ratio of Expenses to Average Net Assets
Ratio of Expenses to Average Net Assets (Excluding Waivers)
Ratio of Net Investment Income (loss) to Average Net Assets
Ratio of Net Investment Income (loss) to Average Net Assets (Excluding
 Waivers)
Portfolio Turnover Rate
Average commission per shareA

A Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
B Total return does not include one time sales charge.
C Total return does not include contingent deferred sales charge.
D Not Annualized.
E Annualized.
F Based on average monthly shares outstanding.
G Effective September 1, 1995, ratio includes expenses paid indirectly.

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     63

SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                     -------------------------------
Small Company Portfolio (CLASS A)                                                      1996       1995       1994
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                  $    5.43  $    5.17  $    5.29
Net Investment Income (Loss)                                                            (0.01)       0.02       0.03
Net Realized and Unrealized Gain (Loss) on Investments                                    0.62       0.46      (0.01)
                                                                                     ---------  ---------  ---------
Total from Investment Operations                                                          0.61       0.48       0.02
                                                                                     ---------  ---------  ---------
Dividends from Net Investment Income                                                      0.00       0.02       0.03
Distributions from Capital Gains                                                          0.30       0.20       0.11
                                                                                     ---------  ---------  ---------
Total Distributions                                                                       0.30       0.22       0.14
                                                                                     ---------  ---------  ---------
Net Asset Value End of Period                                                        $    5.74  $    5.43  $    5.17
                                                                                     ---------  ---------  ---------
Total ReturnB                                                                           11.28%      9.28%      0.34%
Net Assets End of Period (in thousands)                                              $  17,308  $  19,720  $  22,120
Ratio of Expenses to Average Net Assets                                                  1.75%      1.75%      1.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                              2.38%      2.21%      2.15%
Ratio of Net Investment Income to Average Net Assets                                   (0.13)%      0.32%      0.60%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)               (0.76)%    (0.14)%      0.18%
Portfolio Turnover Rate                                                                143.58%     36.50%     16.70%
Average commission per shareA                                                        $  0.0483

                                                                                          FOR THE PERIOD
                                                                                     ------------------------
Small Company Portfolio (CLASS A)                                                    10/1/93 THROUGH 12/31/93
-----------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                         $     5.00
Net Investment Income (Loss)                                                                      0.01
Net Realized and Unrealized Gain (Loss) on Investments                                            0.29
                                                                                              --------
Total from Investment Operations                                                                  0.30
                                                                                              --------
Dividends from Net Investment Income                                                              0.01
Distributions from Capital Gains                                                                  0.00
                                                                                              --------
Total Distributions                                                                               0.01
                                                                                              --------
Net Asset Value End of Period                                                               $     5.29
                                                                                              --------
Total ReturnB                                                                                    5.92%D
Net Assets End of Period (in thousands)                                              $            8,118
Ratio of Expenses to Average Net Assets                                                           1.75%      E
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                       4.00%      E
Ratio of Net Investment Income to Average Net Assets                                              0.10%      E
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                        (1.54)%      E
Portfolio Turnover Rate                                                                           0.00%
Average commission per shareA

                                                                                         YEAR ENDED           FOR THE PERIOD
                                                                                     ------------------  ------------------------
Small Company Portfolio (CLASS B)                                                    DECEMBER 31, 1996   5/1/95 THROUGH 12/31/95
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                      $     5.41            $       5.28
Net Investment Income (Loss)                                                                  (0.03)                  (0.01)
Net Realized and Unrealized Gain (Loss) on Investments                                         0.61                    0.36
                                                                                         ----------              ----------
Total from Investment Operations                                                               0.58                    0.35
                                                                                         ----------              ----------
Dividends from Net Investment Income                                                           0.00                    0.02
Distributions from Capital Gains                                                               0.30                    0.20
                                                                                         ----------              ----------
Total Distributions                                                                            0.30                    0.22
                                                                                         ----------              ----------
Net Asset Value End of Period                                                            $     5.69            $       5.41
                                                                                         ----------              ----------
Total ReturnC                                                                                10.77%                   6.87%D
Net Assets End of Period (in thousands)                                              $         2,606     $              862
Ratio of Expenses to Average Net Assets                                                        2.30%                  2.30%      E
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                    2.92%                  2.78%      E
Ratio of Net Investment Income (loss) to Average Net Assets                                  (0.77)%                (0.40)%      E
Ratio of Net Investment Income (loss) to Average Net Assets (Excluding Waivers)              (1.39)%                (0.90)%      E
Portfolio Turnover Rate                                                                      143.58%                 36.50%      E
Average commission per shareA                                                        $        0.0483

A Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
B Total return does not include one time sales charge.
C Total return does not include contingent deferred sales charge.
D Not Annualized.
E Annualized.

                       See notes to financial statements.

64                      THE ENTERPRISE GROUP OF FUNDS, INC.

SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                          YEAR ENDED           FOR THE PERIOD
                                                                      ------------------  ------------------------
Small Company Portfolio (CLASS Y)                                     DECEMBER 31, 1996   5/25/95 THROUGH 12/31/95
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                       $     5.43             $     5.37
Net Investment Income (Loss)                                                    0.01                   0.04
Net Realized and Unrealized Gain (Loss) on Investments                          0.63                   0.26
                                                                            --------               --------
Total from Investment Operations                                                0.64                   0.30
                                                                            --------               --------
Dividends from Net Investment Income                                            0.00                   0.04
Distributions from Capital Gains                                                0.30                   0.20
                                                                            --------               --------
Total Distributions                                                             0.30                   0.24
                                                                            --------               --------
Net Asset Value End of Period                                             $     5.77             $     5.43
                                                                            --------               --------
Total Return                                                                  11.83%                  5.55%B
Net Assets End of Period (in thousands)                                   $    1,926             $    2,832
Ratio of Expenses to Average Net Assets                                        1.30%                  1.30%C
Ratio of Expenses to Average Net Assets (Excludung Waivers)                    1.92%                  1.81%C
Ratio of Net Investment Income to Average Net Assets                           0.35%                  0.18%C
Ratio of Net Investment Income to Average Net Assets (Excluding
 Waivers)                                                                    (0.27)%                (0.33)%C
Portfolio Turnover Rate                                                      143.58%                 36.50%C
Average commission per shareA                                             $   0.0483

Small Company Portfolio (CLASS Y)
--------------------------------------------------------------------
Net Asset Value Beginning of Period
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total from Investment Operations
Dividends from Net Investment Income
Distributions from Capital Gains
Total Distributions
Net Asset Value End of Period
Total Return
Net Assets End of Period (in thousands)
Ratio of Expenses to Average Net Assets
Ratio of Expenses to Average Net Assets (Excludung Waivers)
Ratio of Net Investment Income to Average Net Assets
Ratio of Net Investment Income to Average Net Assets (Excluding
 Waivers)
Portfolio Turnover Rate
Average commission per shareA

A Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
B Not Annualized.
C Annualized.

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     65

INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                        ------------------------------------------
International Growth Portfolio (CLASS A)                                                  1996       1995       1994       1993
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                     $   16.08  $   14.70  $   17.44  $   13.23
Net Investment Income (Loss)                                                                 0.10       0.11      (0.01)     (0.02)
Net Realized and Unrealized Gain (Loss) on Investments                                       1.88       2.12      (0.49)      4.79
                                                                                        ---------  ---------  ---------  ---------
Total from Investment Operations                                                        $    1.98  $    2.23  $   (0.50) $    4.77
                                                                                        ---------  ---------  ---------  ---------
Dividends from Net Investment Income                                                         0.09       0.09       0.00       0.00
Distributions from Capital Gains                                                             0.87       0.76       2.24       0.17
OtherG                                                                                       0.00       0.00       0.00       0.39
                                                                                        ---------  ---------  ---------  ---------
Total Distributions                                                                          0.96       0.85       2.24       0.56
                                                                                        ---------  ---------  ---------  ---------
Net Asset Value End of Period                                                           $   17.10  $   16.08  $   14.70  $   17.44
                                                                                        ---------  ---------  ---------  ---------
Total ReturnB                                                                              12.32%     15.17%    (2.82)%     36.05%
Net Assets End of Period (in thousands)                                                 $  34,837  $  28,628  $  27,523  $  22,900
Ratio of Expenses to Average Net Assets                                                     2.00%      2.00%      2.00%      2.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                 2.19%      2.40%      2.51%      3.06%
Ratio of Net Investment Income (Loss) to Average Net Assets                                 0.61%      0.70%    (0.20)%    (0.10)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)             0.42%      0.30%    (0.70)%    (1.15)%
Portfolio Turnover Rate                                                                    23.79%     31.10%    116.10%     70.10%
Average commission per shareA                                                           $  0.0221

International Growth Portfolio (CLASS A)                                                  1992F
--------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                     $   13.38
Net Investment Income (Loss)                                                                 0.28
Net Realized and Unrealized Gain (Loss) on Investments                                      (0.39)
                                                                                        ---------
Total from Investment Operations                                                        $   (0.11)
                                                                                        ---------
Dividends from Net Investment Income                                                         0.04
Distributions from Capital Gains                                                             0.00
OtherG                                                                                       0.00
                                                                                        ---------
Total Distributions                                                                          0.04
                                                                                        ---------
Net Asset Value End of Period                                                           $   13.23
                                                                                        ---------
Total ReturnB                                                                             (0.93)%
Net Assets End of Period (in thousands)                                                 $  11,630
Ratio of Expenses to Average Net Assets                                                     2.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                 3.70%
Ratio of Net Investment Income (Loss) to Average Net Assets                                 0.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)           (1.15)%
Portfolio Turnover Rate                                                                   134.90%
Average commission per shareA

                                                                                            YEAR ENDED
                                                                                        -------------------
International Growth Portfolio (CLASS B)                                                 DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                          $   16.02
Net Investment Income (Loss)                                                                      0.01
Net Realized and Unrealized Gain (Loss) on Investments                                            1.87
                                                                                               -------
Total from Investment Operations                                                                  1.88
                                                                                               -------
Dividends from Net Investment Income                                                              0.06
Distributions from Capital Gains                                                                  0.87
                                                                                               -------
Total Distributions                                                                               0.93
                                                                                               -------
Net Asset Value End of Period                                                                $   16.97
                                                                                               -------
Total ReturnC                                                                                   11.72%
Net Assets End of Period (in thousands)                                                      $   4,276
Ratio of Expenses to Average Net Assets                                                          2.55%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                      2.75%
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.09%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)                (0.11)%
Portfolio Turnover Rate                                                                         23.79%
Average commission per shareA                                                                $  0.0221

                                                                                             FOR THE PERIOD
                                                                                        ------------------------
International Growth Portfolio (CLASS B)                                                5/1/95 THROUGH 12/31/95
--------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                            $    14.82
Net Investment Income (Loss)                                                                        (0.02)
Net Realized and Unrealized Gain (Loss) on Investments                                               2.08
                                                                                                 --------
Total from Investment Operations                                                                     2.06
                                                                                                 --------
Dividends from Net Investment Income                                                                 0.10
Distributions from Capital Gains                                                                     0.76
                                                                                                 --------
Total Distributions                                                                                  0.86
                                                                                                 --------
Net Asset Value End of Period                                                                  $    16.02
                                                                                                 --------
Total ReturnC                                                                                      13.88%D
Net Assets End of Period (in thousands)                                                        $    1,094
Ratio of Expenses to Average Net Assets                                                             2.55%E
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                         2.73%E
Ratio of Net Investment Income (Loss) to Average Net Assets                                       (0.65)%E
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)                   (0.85)%E
Portfolio Turnover Rate                                                                            31.10%E
Average commission per shareA

A Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
B Total returns do not include one time sales charge.
C Total return does not include contingent deferred sales charge.
D Not Annualized.
E Annualized.
F Based on average monthly shares outstanding.
G Distributions in excess of net investment income.

                       See notes to financial statements.

66                      THE ENTERPRISE GROUP OF FUNDS, INC.

INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                            YEAR ENDED
                                                                                        -------------------
International Growth Portfolio (CLASS Y)                                                 DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                          $   16.07
Net Investment Income (Loss)                                                                      0.14
Net Realized and Unrealized Gain (Loss) on Investments                                            1.92
                                                                                               -------
Total from Investment Operations                                                                  2.06
                                                                                               -------
Dividends from Net Investment Income                                                              0.16
Distributions from Capital Gains                                                                  0.87
                                                                                               -------
Total Distributions                                                                          $    1.03
                                                                                               -------
Net Asset Value End of Period                                                                    17.10
                                                                                               -------
Total Return                                                                                    12.86%
Net Assets End of Period (in thousands)                                                      $   8,828
Ratio of Expenses to Average Net Assets                                                          1.55%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                      1.75%
Ratio of Net Investment Income to Average Net Assets                                             1.03%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                         0.84%
Portfolio Turnover Rate                                                                         23.79%
Average commission per shareA                                                                $  0.0221

                                                                                             FOR THE PERIOD
                                                                                        ------------------------
International Growth Portfolio (CLASS Y)                                                7/5/95 THROUGH 12/31/95
--------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                            $    14.93
Net Investment Income (Loss)                                                                         0.02
Net Realized and Unrealized Gain (Loss) on Investments                                               2.02
                                                                                                 --------
Total from Investment Operations                                                                     2.04
                                                                                                 --------
Dividends from Net Investment Income                                                                 0.14
Distributions from Capital Gains                                                                     0.76
                                                                                                 --------
Total Distributions                                                                            $     0.90
                                                                                                 --------
Net Asset Value End of Period                                                                       16.07
                                                                                                 --------
Total Return                                                                                       13.65%B
Net Assets End of Period (in thousands)                                                        $    3,109
Ratio of Expenses to Average Net Assets                                                             1.55%C
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                         1.75%C
Ratio of Net Investment Income to Average Net Assets                                                0.26%C
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                            0.05%C
Portfolio Turnover Rate                                                                            31.10%C
Average commission per shareA

A Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
B Not Annualized.
C Annualized.

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     67

ENTERPRISE GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                                        ------------------------------------------
Enterprise Government Securities Portfolio (CLASS A)                                      1996       1995       1994       1993
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                     $   11.83  $   10.62  $   12.44  $   12.47
Net Investment Income (Loss)                                                                 0.74       0.76       0.87       0.92
Net Realized and Unrealized Gain (Loss) on Investments                                      (0.03)      1.21      (1.82)      0.21
                                                                                        ---------  ---------  ---------  ---------
Total from Investment Operations                                                             0.71       1.97      (0.95)      1.13
                                                                                        ---------  ---------  ---------  ---------
Dividends from Net Investment Income                                                         0.74       0.76       0.87       0.92
Distributions from Capital Gains                                                             0.00       0.00       0.00       0.24
                                                                                        ---------  ---------  ---------  ---------
Total Distributions                                                                          0.74       0.76       0.87       1.16
                                                                                        ---------  ---------  ---------  ---------
Net Asset Value End of Period                                                           $   11.80  $   11.83  $   10.62  $   12.44
                                                                                        ---------  ---------  ---------  ---------
Total ReturnC                                                                               6.29%     19.00%    (7.81)%      9.26%
Net Assets End of Period (in thousands)                                                 $  73,693  $  86,224  $  84,431  $ 106,541
Ratio of Expenses to Average Net Assets                                                     1.30%      1.30%      1.30%      1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                 1.42%      1.44%      1.35%      1.44%
Ratio of Net Investment Income to Average Net Assets                                        6.35%      6.66%      7.60%      7.20%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                    6.23%      6.52%      7.59%      7.03%
Portfolio Turnover Rate                                                                     0.17%      0.00%     27.20%     90.10%


Enterprise Government Securities Portfolio (CLASS A)                                      1992E
--------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                     $   12.40
Net Investment Income (Loss)                                                                 0.99
Net Realized and Unrealized Gain (Loss) on Investments                                       0.19
                                                                                        ---------
Total from Investment Operations                                                             1.18
                                                                                        ---------
Dividends from Net Investment Income                                                         0.98
Distributions from Capital Gains                                                             0.13
                                                                                        ---------
Total Distributions                                                                          1.11
                                                                                        ---------
Net Asset Value End of Period                                                           $   12.47
                                                                                        ---------
Total ReturnC                                                                               9.93%
Net Assets End of Period (in thousands)                                                 $  71,515
Ratio of Expenses to Average Net Assets                                                     1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                 1.54%
Ratio of Net Investment Income to Average Net Assets                                        7.90%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                    7.72%
Portfolio Turnover Rate                                                                   108.40%

                                                                                            YEAR ENDED
                                                                                        -------------------
Enterprise Government Securities Portfolio (CLASS B)                                     DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                          $   11.83
Net Investment Income (Loss)                                                                      0.68
Net Realized and Unrealized Gain (Loss) on Investments                                           (0.04)
                                                                                                ------
Total from Investment Operations                                                                  0.64
                                                                                                ------
Dividends from Net Investment Income                                                              0.68
Distributions from Capital Gains                                                                  0.00
                                                                                                ------
Total Distributions                                                                               0.68
                                                                                                ------
Net Asset Value End of Period                                                                $   11.79
                                                                                                ------
Total ReturnD                                                                                    5.61%
Net Assets End of Period (in thousands)                                                      $   5,683
Ratio of Expenses to Average Net Assets                                                          1.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                      1.96%
Ratio of Net Investment Income to Average Net Assets                                             5.79%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                         5.68%
Portfolio Turnover Rate                                                                          0.17%

                                                                                             FOR THE PERIOD

                                                                                        ------------------------

Enterprise Government Securities Portfolio (CLASS B)                                    5/1/95 THROUGH 12/31/95

--------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                            $    11.12

Net Investment Income (Loss)                                                                         0.44

Net Realized and Unrealized Gain (Loss) on Investments                                               0.71

                                                                                                 --------

Total from Investment Operations                                                                     1.15

                                                                                                 --------

Dividends from Net Investment Income                                                                 0.44

Distributions from Capital Gains                                                                     0.00

                                                                                                 --------

Total Distributions                                                                                  0.44

                                                                                                 --------

Net Asset Value End of Period                                                                  $    11.83

                                                                                                 --------

Total ReturnD                                                                                      10.47%A

Net Assets End of Period (in thousands)                                                        $    2,124

Ratio of Expenses to Average Net Assets                                                             1.85%B

Ratio of Expenses to Average Net Assets (Excluding Waivers)                                         1.91%B

Ratio of Net Investment Income to Average Net Assets                                                5.64%B

Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                            5.58%B

Portfolio Turnover Rate                                                                             0.00%B


A Not Annualized.
B Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Based on average monthly shares outstanding.

                       See notes to financial statements.

68                      THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                                     ------------------------------------------
Enterprise High-Yield Bond Portfolio (CLASS A)                                         1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                  $   11.39  $   10.72  $   11.70  $   10.83
Net Investment Income (Loss)                                                              0.94       0.99       0.97       0.95
Net Realized and Unrealized Gain (Loss) on Investments                                    0.45       0.67      (0.97)      0.89
                                                                                     ---------  ---------  ---------  ---------
Total from Investment Operations                                                          1.39       1.66       0.00       1.84
                                                                                     ---------  ---------  ---------  ---------
Dividends from Net Investment Income                                                      0.94       0.99       0.98       0.97
Distributions from Capital Gains                                                          0.00       0.00       0.00       0.00
                                                                                     ---------  ---------  ---------  ---------
Total Distributions                                                                       0.94       0.99       0.98       0.97
                                                                                     ---------  ---------  ---------  ---------
Net Asset Value End of Period                                                        $   11.84  $   11.39  $   10.72  $   11.70
                                                                                     ---------  ---------  ---------  ---------
Total ReturnC                                                                           12.78%     16.00%      0.05%     17.58%
Net Assets End of Period (in thousands)                                              $  54,129  $  52,182  $  44,822  $  44,361
Ratio of Expenses to Average Net Assets                                                  1.30%      1.30%      1.30%      1.30%E
Ratio of Expenses to Average Net Assets (Excluding Waivers)                              1.50%      1.52%      1.45%      1.59%
Ratio of Net Investment Income to Average Net Assets                                     8.21%      8.80%      8.60%      8.20%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                 8.01%      8.58%      8.52%      7.95%
Portfolio Turnover Rate                                                                180.13%     88.50%    113.00%    121.20%


Enterprise High-Yield Bond Portfolio (CLASS A)                                         1992
-----------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                  $   10.19
Net Investment Income (Loss)                                                              1.01
Net Realized and Unrealized Gain (Loss) on Investments                                    0.64
                                                                                     ---------
Total from Investment Operations                                                          1.65
                                                                                     ---------
Dividends from Net Investment Income                                                      1.01
Distributions from Capital Gains                                                          0.00
                                                                                     ---------
Total Distributions                                                                       1.01
                                                                                     ---------
Net Asset Value End of Period                                                        $   10.83
                                                                                     ---------
Total ReturnC                                                                           16.69%
Net Assets End of Period (in thousands)                                              $  30,851
Ratio of Expenses to Average Net Assets                                                  1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                              1.64%
Ratio of Net Investment Income to Average Net Assets                                     9.40%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                 8.95%
Portfolio Turnover Rate                                                                121.70%

                                                                                         YEAR ENDED            FOR THE PERIOD
                                                                                     -------------------  ------------------------
Enterprise High-Yield Bond Portfolio (CLASS B)                                        DECEMBER 31, 1996   5/1/95 THROUGH 12/31/95
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                       $   11.39              $    11.11
Net Investment Income (Loss)                                                                   0.88                    0.61
Net Realized and Unrealized Gain (Loss) on Investments                                         0.45                    0.28
                                                                                            -------                --------
Total from Investment Operations                                                               1.33                    0.89
                                                                                            -------                --------
Dividends from Net Investment Income                                                           0.88                    0.61
Distributions from Capital Gains                                                               0.00                    0.00
                                                                                            -------                --------
Total Distributions                                                                            0.88                    0.61
                                                                                            -------                --------
Net Asset Value End of Period                                                             $   11.84              $    11.39
                                                                                            -------                --------
Total ReturnD                                                                                12.16%                   8.12%B
Net Assets End of Period (in thousands)                                                   $   7,892              $    2,951
Ratio of Expenses to Average Net Assets                                                       1.85%                   1.85%A
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                   2.05%                   2.09%A
Ratio of Net Investment Income to Average Net Assets                                          7.74%                   7.84%A
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                      7.55%                   7.68%A
Portfolio Turnover Rate                                                                     180.13%                  88.50%A

A Not Annualized.
B Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Based on average monthly shares outstanding.

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     69

ENTERPRISE TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                                     ------------------------------------------
Enterprise Tax-Exempt Income Portfolio (CLASS A)                                       1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                  $   13.99  $   12.80  $   14.31  $   13.60
Net Investment Income (Loss)                                                              0.64       0.65       0.67       0.70
Net Realized and Unrealized Gain (Loss) on Investments                                   (0.16)      1.21      (1.48)      0.73
                                                                                     ---------  ---------  ---------  ---------
Total from Investment Operations                                                          0.48       1.86      (0.81)      1.43
                                                                                     ---------  ---------  ---------  ---------
Dividends from Net Investment Income                                                      0.64       0.65       0.68       0.70
Distributions from Capital Gains                                                          0.00       0.02       0.02       0.02
                                                                                     ---------  ---------  ---------  ---------
Total Distributions                                                                       0.64       0.67       0.70       0.72
                                                                                     ---------  ---------  ---------  ---------
Net Asset Value End of Period                                                        $   13.83  $   13.99  $   12.80  $   14.31
                                                                                     ---------  ---------  ---------  ---------
Total ReturnC                                                                            3.54%     14.85%    (5.69)%     10.76%
Net Assets End of Period (in thousands)                                              $  28,478  $  33,626  $  34,297  $  41,702
Ratio of Expenses to Average Net Assets                                                  1.25%      1.25%      1.25%      1.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                              1.41%      1.42%      1.28%      1.39%
Ratio of Net Investment Income to Average Net Assets                                     4.64%      4.82%      5.00%      4.90%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                 4.48%      4.65%      4.97%      4.79%
Portfolio Turnover Rate                                                                  0.91%      0.75%     25.70%      8.30%


Enterprise Tax-Exempt Income Portfolio (CLASS A)                                       1992
-----------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                  $   13.34
Net Investment Income (Loss)                                                              0.76
Net Realized and Unrealized Gain (Loss) on Investments                                    0.26
                                                                                     ---------
Total from Investment Operations                                                          1.02
                                                                                     ---------
Dividends from Net Investment Income                                                      0.76
Distributions from Capital Gains                                                          0.00
                                                                                     ---------
Total Distributions                                                                       0.76
                                                                                     ---------
Net Asset Value End of Period                                                        $   13.60
                                                                                     ---------
Total ReturnC                                                                            7.88%
Net Assets End of Period (in thousands)                                              $  29,728
Ratio of Expenses to Average Net Assets                                                  1.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                              1.41%
Ratio of Net Investment Income to Average Net Assets                                     5.60%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                 5.49%
Portfolio Turnover Rate                                                                 16.30%

                                                                                         YEAR ENDED           FOR THE PERIOD
                                                                                     -------------------  -----------------------
Enterprise Tax-Exempt Income Portfolio (CLASS B)                                      DECEMBER 31, 1996   5/1/95 THROUGH 12/31/95
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                       $   13.99              $   13.44
Net Investment Income (Loss)                                                                   0.56                   0.38
Net Realized and Unrealized Gain (Loss) on Investments                                        (0.16)                  0.57
                                                                                             ------                 ------
Total from Investment Operations                                                               0.40                   0.95
                                                                                             ------                 ------
Dividends from Net Investment Income                                                           0.56                   0.38
Distributions from Capital Gains                                                               0.00                   0.02
                                                                                             ------                 ------
Total Distributions                                                                            0.56                   0.40
                                                                                             ------                 ------
Net Asset Value End of Period                                                             $   13.83              $   13.99
                                                                                             ------                 ------
Total ReturnD                                                                                 2.96%                  7.18%A
Net Assets End of Period (in thousands)                                                   $   2,037              $     912
Ratio of Expenses to Average Net Assets                                                       1.80%                  1.80%B
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                   1.96%                  1.98%B
Ratio of Net Investment Income to Average Net Assets                                          4.07%                  4.08%B
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                      3.92%                  3.94%B
Portfolio Turnover Rate                                                                       0.91%                  0.75%B

A Not Annualized.
B Annualized.
C Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge.

                       See notes to financial statements.

70                      THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE MANAGED PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                              YEAR ENDED DECEMBER       FOR THE PERIOD
                                                                                      31,           -----------------------
                                                                              --------------------      10/1/94 THROUGH
Enterprise Managed Portfolio (CLASS A)                                          1996       1995            12/31/94
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                           $    6.70  $    4.91         $    5.00
Net Investment Income (Loss)                                                       0.06       0.04              0.01
Net Realized and Unrealized Gain (Loss) on Investments                             1.41       1.81             (0.09)
                                                                              ---------  ---------          --------
Total from Investment Operations                                                   1.47       1.85             (0.08)
                                                                              ---------  ---------          --------
Dividends from Net Investment Income                                               0.06       0.03              0.01
Distributions from Capital Gains                                                   0.14       0.03              0.00
                                                                              ---------  ---------          --------
Total Distributions                                                                0.20       0.06              0.01
                                                                              ---------  ---------          --------
Net Asset Value End of Period                                                 $    7.97  $    6.70         $    4.91
                                                                              ---------  ---------          --------
Total ReturnB                                                                    22.08%     37.68%           (1.58)%D
Net Assets End of Period (in thousands)                                       $ 101,022  $  47,839         $   7,872
Ratio of Expenses to Average Net Assets                                           1.57%      1.75%             1.75%E
Ratio of Expenses to Average Net Assets (Excluding Waivers)                       1.57%      1.90%             3.71%E
Ratio of Net Investment Income to Average Net Assets                              1.12%      1.09%             1.30%E
Ratio of Net Investment to Average Net Assets (Excluding Waivers)                 1.12%      0.94%           (0.32)%E
Portfolio Turnover Rate                                                          33.21%     26.40%            27.10%E
Average commission per shareA                                                 $  0.0551

Enterprise Managed Portfolio (CLASS A)
----------------------------------------------------------------------------
Net Asset Value Beginning of Period
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total from Investment Operations
Dividends from Net Investment Income
Distributions from Capital Gains
Total Distributions
Net Asset Value End of Period
Total ReturnB
Net Assets End of Period (in thousands)
Ratio of Expenses to Average Net Assets
Ratio of Expenses to Average Net Assets (Excluding Waivers)
Ratio of Net Investment Income to Average Net Assets
Ratio of Net Investment to Average Net Assets (Excluding Waivers)
Portfolio Turnover Rate
Average commission per shareA

                                                                                  YEAR ENDED           FOR THE PERIOD
                                                                              -------------------  -----------------------
Enterprise Managed Portfolio (CLASS B)                                         DECEMBER 31, 1996   5/1/95 THROUGH 12/31/95
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                $    6.68              $    5.68
Net Investment Income (Loss)                                                            0.02                   0.01
Net Realized and Unrealized Gain (Loss) on Investments                                  1.41                   1.05
                                                                                     -------                -------
Total from Investment Operations                                                        1.43                   1.06
                                                                                     -------                -------
Dividends from Net Investment Income                                                    0.04                   0.03
Distributions from Capital Gains                                                        0.14                   0.03
                                                                                     -------                -------
Total Distributions                                                                     0.18                   0.06
                                                                                     -------                -------
Net Asset Value End of Period                                                      $    7.93              $    6.68
                                                                                     -------                -------
Total ReturnC                                                                         21.50%                 18.38%D
Net Assets End of Period (in thousands)                                            $  57,037              $  16,792
Ratio of Expenses to Average Net Assets                                                2.13%                  2.30%E
Ratio of Expenses to Average Net Assets (Excluding Waivers)                            2.13%                  2.45%E
Ratio of Net Investment Income to Average Net Assets (1)                               0.52%                  0.31%E
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)               0.52%                  0.14%E
Portfolio Turnover Rate                                                               33.21%                26.40%E
Average commission per shareA                                                      $  0.0551

Enterprise Managed Portfolio (CLASS B)
----------------------------------------------------------------------------
Net Asset Value Beginning of Period
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total from Investment Operations
Dividends from Net Investment Income
Distributions from Capital Gains
Total Distributions
Net Asset Value End of Period
Total ReturnC
Net Assets End of Period (in thousands)
Ratio of Expenses to Average Net Assets
Ratio of Expenses to Average Net Assets (Excluding Waivers)
Ratio of Net Investment Income to Average Net Assets (1)
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)
Portfolio Turnover Rate
Average commission per shareA

A Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
B Total return does not include one time sales charge.
C Total return does not include contingent deferred sales charge.
D Not Annualized.
E Annualized.

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     71

ENTERPRISE MANAGED PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                         YEAR ENDED           FOR THE PERIOD
                                                                                     -------------------  -----------------------
Enterprise Managed Portfolio (CLASS Y)                                                DECEMBER 31, 1996   7/5/95 THROUGH 12/31/95
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                       $    6.70              $    6.17
Net Investment Income (Loss)                                                                   0.09                   0.03
Net Realized and Unrealized Gain (Loss) on Investments                                         1.42                   0.57
                                                                                            -------                -------
Total from Investment Operations                                                               1.51                   0.60
                                                                                            -------                -------
Dividends from Net Investment Income                                                           0.09                   0.04
Distributions from Capital Gains                                                               0.14                   0.03
                                                                                            -------                -------
Total Distributions                                                                            0.23                   0.07
                                                                                            -------                -------
Net Asset Value End of Period                                                             $    7.98              $    6.70
                                                                                            -------                -------
Total Return                                                                                 22.63%                  9.80%B
Net Assets End of Period (in thousands)                                                   $  57,794              $  26,664
Ratio of Expenses to Average Net Assets                                                       1.12%                  1.30%C
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                   1.12%                  1.41%C
Ratio of Net Investment Income to Average Net Assets                                          1.57%                  1.39%C
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                      1.57%                  1.28%C
Portfolio Turnover Rate                                                                      33.21%                 26.40%C
Average commission per shareA                                                             $  0.0551

A Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
B Not Annualized.
C Annualized.

72                      THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:___________________

                                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                                       ------------------------------------------
Enterprise Money Market Portfolio (CLASS A)                                              1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                    $    1.00  $    1.00  $    1.00  $    1.00
Net Investment Income (Loss)                                                                0.04       0.05       0.03       0.02
Net Realized and Unrealized Gain (Loss) on Investments                                      0.00       0.00       0.00       0.00
                                                                                       ---------  ---------  ---------  ---------
Total from Investment Operations                                                            0.04       0.05       0.03       0.02
                                                                                       ---------  ---------  ---------  ---------
Dividends from Net Investment Income                                                        0.04       0.05       0.03       0.02
Distributions from Capital Gains                                                            0.00       0.00       0.00       0.00
                                                                                       ---------  ---------  ---------  ---------
Total Distributions                                                                         0.04       0.05       0.03       0.02
                                                                                       ---------  ---------  ---------  ---------
Net Asset Value End of Period                                                          $    1.00  $    1.00  $    1.00  $    1.00
                                                                                       ---------  ---------  ---------  ---------
Total ReturnB                                                                              4.51%      5.05%      3.34%      2.24%
Net Assets End of Period (in thousands)                                                $  59,074  $  40,325  $  32,334  $  18,302
Ratio of Expenses to Average Net Assets                                                    1.00%      1.00%      1.00%      1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                1.18%      1.35%      1.33%      1.72%
Ratio of Net Investment Income to Average Net Assets                                       4.42%      4.92%      3.30%      2.20%
Ratio of Net Investment to Average Net Assets (Excluding Waivers)                          4.24%      4.57%      3.08%      1.47%


Enterprise Money Market Portfolio (CLASS A)                                              1992D
-------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                    $    1.00
Net Investment Income (Loss)                                                                0.03
Net Realized and Unrealized Gain (Loss) on Investments                                      0.00
                                                                                       ---------
Total from Investment Operations                                                            0.03
                                                                                       ---------
Dividends from Net Investment Income                                                        0.03
Distributions from Capital Gains                                                            0.00
                                                                                       ---------
Total Distributions                                                                         0.03
                                                                                       ---------
Net Asset Value End of Period                                                          $    1.00
                                                                                       ---------
Total ReturnB                                                                              2.92%
Net Assets End of Period (in thousands)                                                $  18,932
Ratio of Expenses to Average Net Assets                                                    1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                1.56%
Ratio of Net Investment Income to Average Net Assets                                       2.80%
Ratio of Net Investment to Average Net Assets (Excluding Waivers)                          1.81%

                                                                                                        YEAR ENDED
                                                                                                    -------------------
Enterprise Money Market Portfolio (CLASS B)                                                          DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                                      $    1.00
Net Investment Income (Loss)                                                                                  0.04
Net Realized and Unrealized Gain (Loss) on Investments                                                        0.00
                                                                                                           -------
Total from Investment Operations                                                                              0.04
                                                                                                           -------
Dividends from Net Investment Income                                                                          0.04
Distributions from Capital Gains                                                                              0.00
                                                                                                           -------
Total Distributions                                                                                           0.04
                                                                                                           -------
Net Asset Value End of Period                                                                            $    1.00
                                                                                                           -------
Total ReturnC                                                                                                3.94%
Net Assets End of Period (in thousands)                                                                  $   1,344
Ratio of Expenses to Average Net Assets                                                                      1.55%
Ratio of Expenses to Average Net Assets (Excluding Waivers)                                                  1.73%
Ratio of Net Investment Income to Average Net Assets                                                         3.85%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                                     3.68%

                                                                                                        FOR THE PERIOD

                                                                                                    -----------------------

Enterprise Money Market Portfolio (CLASS B)                                                         5/1/95 THROUGH 12/31/95

--------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                                        $    1.00

Net Investment Income (Loss)                                                                                    0.03

Net Realized and Unrealized Gain (Loss) on Investments                                                          0.00

                                                                                                             -------

Total from Investment Operations                                                                                0.03

                                                                                                             -------

Dividends from Net Investment Income                                                                            0.03

Distributions from Capital Gains                                                                                0.00

                                                                                                             -------

Total Distributions                                                                                             0.03

                                                                                                             -------

Net Asset Value End of Period                                                                              $    1.00

                                                                                                             -------

Total ReturnC                                                                                                  2.95%A

Net Assets End of Period (in thousands)                                                                    $     394

Ratio of Expenses to Average Net Assets                                                                        1.55%B

Ratio of Expenses to Average Net Assets (Excluding Waivers)                                                    1.88%B

Ratio of Net Investment Income to Average Net Assets                                                           4.23%B

Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)                                       3.90%B


A Not Annualized.
B Annualized.
C Total return does not include contingent deferred sales charge.
D Based on average monthly shares outstanding.

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     73

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------

1. Organization of The Fund

The Enterprise Group of Funds, Inc. (the "Fund") is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Growth, Equity Income, Capital Appreciation, Small Company, International Growth, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed and Money Market Portfolios. Prior to May 1, 1995, the Fund only issued one class of shares which were redesignated Class A shares. On that date, the Fund began issuing Class B and Y shares. Shares of each Class represent an identical interest in the investments of their respective portfolios and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Upon redemption, Class B shares are subject to a maximum contingent sales charge of 5%, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares will automatically convert to Class A shares of the same fund eight years after purchase. Class Y shares are not subject to sales charges.

2. Significant Accounting Policies

Security Valuation -- Domestic equity securities are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Domestic equity securities without last trade information are valued at the last bid price. Equity securities for which market quotations are not readily available and other securities are valued at fair value as determined in good faith by the Board of Directors. Debt securities and foreign securities are valued on the basis of independent pricing services approved by the Board of Directors, and such pricing services generally follow the same procedures in valuing foreign equity securities as are described above as to domestic equity securities. Securities held by the Money Market Portfolio are valued on an amortized cost basis. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized over the period until maturity, without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1%.

Special Valuation Risks -- As part of its investment program, the Government Securities Portfolio invests in collateralized mortgage obligations ("CMOs"). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Portfolio invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Portfolio may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

Repurchase Agreements -- Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt

74                      THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------
security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. Under each repurchase agreement, the Portfolio receives, as collateral, securities whose market value is at least equal to the repurchase price.

Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract a Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded.

Foreign Currency Translation -- Securities, other assets and liabilities of the International Growth Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank. Dividend and interest income and certain expenses denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains and losses are realized upon ultimate receipt or disbursement. The fund does not isolate that portion of its realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premium and discounts on securities are amortized for both financial and tax purposes.

Expenses -- Each portfolio and class bears expenses incurred specifically on its behalf as well as a portion of the common expenses of the Fund. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Income Taxes -- No provision for federal income or excise taxes is required, because the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Transactions with Affiliates

The Portfolios are charged management fees by Enterprise Capital Management, Inc. ("Enterprise Capital") for furnishing management and administrative services. Enterprise Capital has also agreed to reimburse the Portfolios for expenses incurred in excess of a percentage of average net assets. Enterprise Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Enterprise Capital, serves as principal underwriter for shares of the

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     75

--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------
Fund. The Directors of the Fund have adopted a Distributor's Agreement and Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Portfolio will pay the Distributor a distribution fee, accrued daily and payable monthly. The management fee, distribution fee, and maximum expense amounts are equal to the following annual percentage of average net assets for each class of shares:

                                                                                                                           Maximum
                                                                                                                           Expense
                                                        Management Fee                       Distribution Fee              Amounts
                                             -------------------------------------  -----------------------------------  -----------
Portfolio                                         A            B            Y            A            B           Y           A
-------------------------------------------  -----------  -----------  -----------  -----------  -----------  ---------  -----------
Growth                                             .75%         .75%         .75%         .45%        1.00%        none       1.60%
Equity Income                                      .75%         .75%         .75%         .45%        1.00%        none       1.50%
Capital Appreciation                               .75%         .75%         .75%         .45%        1.00%        none       1.75%
Small Company                                      .75%         .75%         .75%         .45%        1.00%        none       1.75%
International Growth                               .85%         .85%         .85%         .45%        1.00%        none       2.00%
Government Securities                              .60%         .60%         .60%         .45%        1.00%        none       1.30%
High-Yield Bond                                    .60%         .60%         .60%         .45%        1.00%        none       1.30%
Tax-Exempt Income                                  .50%         .50%         .50%         .45%        1.00%        none       1.25%
Managed                                            .75%         .75%         .75%         .45%        1.00%        none       1.75%
Money Market                                       .35%         .35%         .35%         .30%         .85%        none       1.00%


Portfolio                                         B            Y
-------------------------------------------  -----------  -----------
Growth                                            2.15%        1.15%
Equity Income                                     2.05%        1.05%
Capital Appreciation                              2.30%        1.30%
Small Company                                     2.30%        1.30%
International Growth                              2.55%        1.55%
Government Securities                             1.85%         .85%
High-Yield Bond                                   1.85%         .85%
Tax-Exempt Income                                 1.80%         .80%
Managed                                           2.30%        1.30%
Money Market                                      1.55%         .70%

Enterprise Capital is a wholly-owned subsidiary of The Mutual Life Insurance Company of New York, Inc. ("MONY"). MONY and its subsidiaries had the following investments in the portfolios as of December 31, 1996, Equity Income Portfolio, Class A -- $556,885, Small Company Portfolio, Class A -- $119,905, International Growth Portfolio, Class A -- $2,267,160, Government Securities Portfolio, Class A -- $800,423 and Managed Portfolio, Class A -- $2,119,374.

Enterprise Capital has subadvisory agreements with various investment advisors as Portfolio Managers for the Portfolios of the Fund. The management fee, as a percentage of average net assets of a Portfolio, is paid to Enterprise Capital which pays a portion of the fee to the Portfolio Manager. 1740 Advisers, Inc., a wholly-owned subsidiary of MONY, is the Portfolio Manager for the Equity Income Portfolio. For the year ended December 31, 1996 Enterprise Capital incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Portfolio of $209,391.

The portion of sales charges paid to MONY Securities Corporation, a wholly-owned subsidiary of MONY, from the proceeds of the sale of fund shares was $3,998,170 for the year ended December 31, 1996. The portion of sales charges paid to the Distributor was $684,645 for the year ended December 31, 1996.

The Distributor uses its distribution fee from the Fund to pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with the Distributor. During 1996, the Distributor incurred $810,637 of services fees payable to MONY Securities Corporation.

4. Financial Instruments

As part of its investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and

76                      THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------
sales of securities. The Portfolio will enter into forward contracts only for hedging purposes. At December 31, 1996, the International Growth Portfolio had entered into various forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Outstanding contracts at December 31, 1996 are as follows:

                                  Contract to                      Net Unrealized
 Settlement   ---------------------------------------------------  Appreciation/
    Date              Receive                    Deliver           (Depreciation)
------------  ------------------------  -------------------------  --------------
  1/17/97     USD 825,720               AUD 1,050,000               $     (8,674)
  1/17/97     USD 1,063,005             BEL 32,900,000                    24,784
  1/17/97     BEL 6,600,000             USD 218,182                       (9,907)
  1/17/97     CAD 620,000               DEM 698,027                         (832)
  1/17/97     CHF 790,000               USD 664,312                      (73,070)
  1/17/97     USD 1,536,610             CHF 1,890,000                    122,119
  1/17/97     USD 2,524,643             DEM 3,800,000                     52,440
  1/17/97     DEM 1,250,000             USD 851,499                      (38,274)
  1/17/97     USD 636,942               ESP 81,000,000                    13,302
  1/17/97     USD 3,964,723             FRF 20,200,000                    67,584
  1/17/97     USD 646,779               GBP 420,000                      (72,520)
  1/17/97     USD 452,555               HKD 3,500,000                         16
  1/17/97     ITL 2,260,000,000         USD 1,457,030                     31,377
  1/17/97     USD 1,466,723             ITL 2,260,000                    (21,685)
  1/17/97     JPY 340,000,000           USD 3,236,246                   (293,331)
  1/17/97     USD 4,912,571             JPY 529,000,000                  333,741
  1/17/97     NLG 300,000               USD 182,637                       (8,680)
  1/17/97     USD 2,843,876             NLG 4,800,000                     60,567
                                                                   --------------
                                                                    $    178,957
                                                                   --------------
                                                                   --------------

Net unrealized appreciation on these contracts at December 31, 1996 is included in the accompanying financial statements.

As part of its investment program, the High-Yield Bond Portfolio enters into futures contracts to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Portfolio attempts to enter into a closing position, (3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices and interest rates. There were no open futures contracts at December 31, 1996 in the High-Yield Bond Portfolio.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     77

--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------

For the year ended December 31, 1996, purchases and sales proceeds of investments, other than short-term investments, were as follows:

                                                      U.S. Government                    Other Investment
                                                        Obligations                         Securities
                                              --------------------------------  ----------------------------------
Portfolio                                        Purchases          Sales          Purchases           Sales
--------------------------------------------  ---------------  ---------------  ----------------  ----------------
Growth                                                     --               --  $     98,882,165  $     48,849,194
Equity Income                                              --               --        22,418,484        20,867,089
Capital Appreciation                                       --               --        78,568,857        92,467,303
Small Company                                              --               --        28,840,840        33,291,036
International Growth                                       --               --        20,540,346         9,277,748
Government Securities                         $       136,746  $     7,953,548                --                --
High-Yield Bond                                     1,666,192        2,418,234       100,410,800        95,505,081
Tax-Exempt Income                                          --               --           289,443         3,650,783
Managed                                                    --               --       123,947,769        43,091,033

78                      THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------

5. Fund Share Transactions

At December 31, 1996, the Fund, excluding the Money Market Portfolio, has 300,000,000 authorized shares at $.10 par value. The Money Market Portfolio has 500,000,000 authorized shares at $.10 par value. The following tables summarize the fund share activity for the years ended December 31, 1996 and 1995:

                                                          Equity Income          Capital Appreciation           Small Company
                               Growth Portfolio             Portfolio                 Portfolio                   Portfolio
                          --------------------------  ----------------------  --------------------------  --------------------------
                              Year          Year         Year        Year         Year          Year          Year          Year
                             Ended         Ended        Ended       Ended        Ended         Ended         Ended         Ended
                            Dec. 31,      Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                              1996          1995         1996        1995         1996          1995          1996          1995
                          ------------  ------------  ----------  ----------  ------------  ------------  ------------  ------------
Class A
Shares sold                 8,738,168     4,788,089     445,852     330,132       575,596     1,229,985       747,903       851,253
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions                764,679       449,283     255,843     158,379       312,878       336,750       144,852       134,635
------------------------------------------------------------------------------------------------------------------------------------
Shares Redeemed            (6,216,899)   (4,885,863)   (451,181)   (601,132)   (1,243,989)   (1,389,942)   (1,511,602)   (1,634,212)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)     3,285,948       351,509     250,514    (112,621)     (355,515)      176,793      (618,847)     (648,324)
------------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                 2,318,350       427,735     188,604      50,306        84,267        55,311       323,495       156,252
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions                139,776        16,702      17,631       2,294        13,789         5,453        21,578         5,984
------------------------------------------------------------------------------------------------------------------------------------
Shares Redeemed               (85,206)       (5,095)     (6,975)        (66)       (9,219)         (526)      (46,439)       (2,766)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)     2,372,920       439,342     199,260      52,534        88,837        60,238       298,634       159,470
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                   467,776            --          --          --            --            --       150,961       533,065
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions                  9,455            --          --          --            --            --           293           113
------------------------------------------------------------------------------------------------------------------------------------
Shares Redeemed              (298,930)           --          --          --            --            --      (339,207)      (11,313)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)       178,301            --          --          --            --            --      (187,953)      521,865
------------------------------------------------------------------------------------------------------------------------------------
Total Net Increase
 (Decrease)                 5,837,169       790,851     449,774     (60,087)     (266,678)      237,031      (508,166)       33,011
------------------------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     79

--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------

                           International Growth       Government Securities           High-Yield Bond          Tax-Exempt Income
                                Portfolio                   Portfolio                    Portfolio                 Portfolio
                         ------------------------  ----------------------------  --------------------------  ----------------------
                            Year         Year          Year           Year           Year          Year         Year        Year
                            Ended        Ended         Ended          Ended         Ended         Ended        Ended       Ended
                          Dec. 31,     Dec. 31,      Dec. 31,       Dec. 31,       Dec. 31,      Dec. 31,     Dec. 31,    Dec. 31,
                            1996         1995          1996           1995           1996          1995         1996        1995
                         -----------  -----------  -------------  -------------  ------------  ------------  ----------  ----------
Class A
Shares sold                  547,159      304,077        693,755        850,363     1,061,881       992,706     182,258     159,901
-----------------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions               103,914       87,155        314,104        370,524       266,718       284,035      78,413      95,017
-----------------------------------------------------------------------------------------------------------------------------------
Shares Redeemed             (394,928)    (483,305)    (2,050,440)    (1,881,468)   (1,340,318)     (874,861)   (604,753)   (532,434)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)      256,145      (92,073)    (1,042,581)      (660,531)      (11,719)      401,880    (344,082)   (277,516)
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                  194,193       64,994        385,535        182,937       449,539       256,766     107,623      64,926
-----------------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions                12,561        3,390         15,300          1,824        23,405         4,434       4,171         671
-----------------------------------------------------------------------------------------------------------------------------------
Shares Redeemed              (23,124)         (77)       (98,589)        (5,144)      (65,696)       (2,093)    (29,665)       (459)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)      183,630       68,307        302,246        179,617       407,248       259,107      82,129      65,138
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                  399,982      201,020             --             --            --            --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions                29,486       10,240             --             --            --            --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Shares Redeemed             (106,743)     (17,752)            --             --            --            --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)      322,725      193,508             --             --            --            --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Increase
 (Decrease)                  762,500      169,742       (740,335)      (480,914)      395,529       660,987    (261,953)   (212,378)
-----------------------------------------------------------------------------------------------------------------------------------

80                      THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------

                                                                                    Money Market
                                                 Managed Portfolio                   Portfolio
                                            ----------------------------  --------------------------------
                                                Year           Year            Year             Year
                                                Ended          Ended           Ended            Ended
                                              Dec. 31,       Dec. 31,        Dec. 31,         Dec. 31,
                                                1996           1995            1996             1995
                                            -------------  -------------  ---------------  ---------------
Class A
Shares sold                                     6,602,960      6,115,394      155,780,333      127,849,845
-------------------------------------------------------------------------------------------
Reinvestment of Distributions                     312,623         60,640        1,843,341        1,635,878
-------------------------------------------------------------------------------------------
Shares Redeemed                                (1,385,991)      (636,867)    (138,874,791)    (121,495,592)
-------------------------------------------------------------------------------------------
Net Increase (Decrease)                         5,529,592      5,539,167       18,748,883        7,990,131
-------------------------------------------------------------------------------------------
Class B
Shares sold                                     4,899,330      2,547,396        4,456,552          604,172
-------------------------------------------------------------------------------------------
Reinvestment of Distributions                     154,174         20,026           35,289            1,198
-------------------------------------------------------------------------------------------
Shares Redeemed                                  (374,396)       (54,011)      (3,542,604)        (211,056)
-------------------------------------------------------------------------------------------
Net Increase (Decrease)                         4,679,108      2,513,411          949,237          394,314
-------------------------------------------------------------------------------------------
Class Y
Shares sold                                     4,254,875      4,200,659               --               --
-------------------------------------------------------------------------------------------
Reinvestment of Distributions                     208,342         43,930               --               --
-------------------------------------------------------------------------------------------
Shares Redeemed                                (1,204,112)      (264,221)              --               --
-------------------------------------------------------------------------------------------
Net Increase (Decrease)                         3,259,105      3,980,368               --               --
-------------------------------------------------------------------------------------------
Total Net Increase (Decrease)                  13,467,805     12,032,946       19,698,120        8,384,445
-------------------------------------------------------------------------------------------

6. Tax Basis Unrealized Gain (Loss) of Investments and Distributions

At December 31, 1996, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                        Tax             Unrealized        Unrealized
Portfolio                                                               Cost               Gain              Loss
---------------------------------------------------------------  ------------------  ----------------  ----------------
Growth                                                           $      156,947,841  $     78,282,226  $       (786,212)
-----------------------------------------------------------------------------------------------------------------------
Equity Income                                                            58,441,581        20,869,439          (385,348)
-----------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                                     85,865,043        37,759,928        (1,840,123)
-----------------------------------------------------------------------------------------------------------------------
Small Company                                                            20,779,006         1,985,638          (506,440)
-----------------------------------------------------------------------------------------------------------------------
International Growth                                                     43,576,739         6,612,592        (2,534,978)
-----------------------------------------------------------------------------------------------------------------------
Government Securities                                                    80,763,012           339,229        (2,075,171)
-----------------------------------------------------------------------------------------------------------------------
High-Yield Bond                                                          58,546,544         2,614,492          (329,956)
-----------------------------------------------------------------------------------------------------------------------
Tax-Exempt Income                                                        28,431,554         1,626,681           (96,008)
-----------------------------------------------------------------------------------------------------------------------
Managed                                                                 179,891,876        36,930,853        (2,662,539)
-----------------------------------------------------------------------------------------------------------------------

                                                                       Net
                                                                    Unrealized
Portfolio                                                          Gain (Loss)
---------------------------------------------------------------  ----------------
Growth                                                           $     77,496,014
---------------------------------------------------------------
Equity Income                                                          20,484,091
---------------------------------------------------------------
Capital Appreciation                                                   35,919,805
---------------------------------------------------------------
Small Company                                                           1,479,198
---------------------------------------------------------------
International Growth                                                    4,077,614
---------------------------------------------------------------
Government Securities                                                  (1,735,942)
---------------------------------------------------------------
High-Yield Bond                                                         2,284,536
---------------------------------------------------------------
Tax-Exempt Income                                                       1,530,673
---------------------------------------------------------------
Managed                                                                34,268,314
---------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     81

--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, pay downs, market discounts, losses deferred due to wash sales, investments in passive foreign investment companies, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 1996, the following Portfolios had capital loss carryforwards for federal tax purposes of:

                                                                                                                      Balance
                                                                                                                  ---------------
Government Securities Portfolio                                                                                   $     4,071,570
---------------------------------------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio                                                                                               2,512,416
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Income Portfolio                                                                                                 7,708
---------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                                                                                                      3,065
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Expiring

                                                                                                                    through

                                                                                                                  -----------

Government Securities Portfolio                                                                                         2002

----------------------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio                                                                                               2002

----------------------------------------------------------------------------------------------------------------
Tax-Exempt Income Portfolio                                                                                             2002

----------------------------------------------------------------------------------------------------------------
Money Market Portfolio                                                                                                  2004

----------------------------------------------------------------------------------------------------------------

The capital gains distribution paid to shareholders for 1996, whether taken in additional shares or cash, is as follows:

Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
--------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio
--------------------------------------------------------------------------------------------------------------------------
Small Company Portfolio
--------------------------------------------------------------------------------------------------------------------------
International Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------
Managed Portfolio
--------------------------------------------------------------------------------------------------------------------------

                                                                                                                            Long Ter
m
                                                                                                                             Capital

                                                                                                                              Gains

                                                                                                                            --------
-

Growth Portfolio                                                                                                            $11,922,
241
--------------------------------------------------------------------------------------------------------------------------

Equity Income Portfolio                                                                                                     4,494,91
1
--------------------------------------------------------------------------------------------------------------------------

Capital Appreciation Portfolio                                                                                              11,967,3
41
--------------------------------------------------------------------------------------------------------------------------

Small Company Portfolio                                                                                                       392,49
7
--------------------------------------------------------------------------------------------------------------------------

International Growth Portfolio                                                                                                852,67
3
--------------------------------------------------------------------------------------------------------------------------

Managed Portfolio                                                                                                           2,433,92
5
--------------------------------------------------------------------------------------------------------------------------


The Tax-Exempt Income Portfolio has designated all income dividends paid as exempt interest dividends. Thus 100% of the net investment income distributions are exempt from federal income tax.

82                      THE ENTERPRISE GROUP OF FUNDS, INC.

                       Report of Independent Accountants

To the Shareholders and Board of Directors of The Enterprise Group of Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the portfolios of The Enterprise Group of Funds, Inc. (Growth, Equity Income (formerly Growth and Income), Capital Appreciation, Small Company, International Growth, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed and Money Market Portfolios) as of December 31, 1996 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the five years (or periods) in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth, Equity Income (formerly Growth and Income), Capital Appreciation, Small Company, International Growth, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed and Money Market Portfolios of The Enterprise Group of Funds, Inc. as of December 31, 1996, the results of their operations, changes in their net assets, and their financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Atlanta, Georgia
February 20, 1997

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     83

                             DIRECTORS AND OFFICERS


                                   DIRECTORS

                                 Victor Ugolyn
                             CHAIRMAN AND DIRECTOR


                 Arthur T. Dietz               Arthur Howell
                    DIRECTOR                     DIRECTOR

            William A. Mitchell, Jr.          Lonnie H. Pope
                    DIRECTOR                     DIRECTOR

                 Samuel J. Foti               Michael I. Roth
                    DIRECTOR                     DIRECTOR


                                   OFFICERS

                                 Victor Ugolyn
                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                Phillip G. Goff
                                VICE PRESIDENT

             Herbert M. Williamson          Catherine R. McClellan
                 TREASURER AND                    SECRETARY
              ASSISTANT SECRETARY

                              INVESTMENT ADVISER
                       Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                            Atlanta, GA 30326-1022

                                  DISTRIBUTOR
                      Enterprise Fund Distributors, Inc.
                           Atlanta Financial Center
                          3343 Peachtree Road, N.E.
                                   Suite 450
                            Atlanta, GA 30326-1022
                     Telephone: 1-800-432-4320 (Toll Free)

                                   CUSTODIAN
                      State Street Bank and Trust Company
                                   Boston, MA

                                 TRANSFER AGENT
                     National Financial Data Services, Inc.
                         1004 Baltimore Ave., 2nd Floor
                           Kansas City, MO 64105-2112
                     Telephone: 1-800-368-3527 (Toll Free)

                             INDEPENDENT ACCOUNTANTS
                             Coopers & Lybrand L.L.P.
                                   Atlanta, GA

                     MEMBER - INVESTMENT COMPANY INSTITUTE


                                     [LOGO]
                                 1-800-432-4320

                 THIS REPORT IS NOT TO BE USED IN CONNECTION WITH
            THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR
                      PRECEDED BY AN EFFECTIVE PROSPECTUS.